UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __)
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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
JAMES HARDIE INDUSTRIES PLC
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Proxy Statement and Notice of Annual General Meeting

2026

James Hardie 2026 Proxy Statement	1

JAMES HARDIE INDUSTRIES PLC
NOTICE OF ANNUAL GENERAL MEETING 2026
Notice is given that the Annual General Meeting (“AGM” or “Annual General Meeting”) of James Hardie Industries plc (“James
Hardie”, “we,” “us,” “our” or the “Company”) will be held on August 20, 2026 at 10:00 pm Dublin time / 5:00 pm New York time /
August 21, 2026 at 7:00 am Sydney time at our Corporate Headquarters, 1st Floor, Block A, One Park Place, Upper Hatch Street,
Dublin 2, D02 FD79, Ireland.
AGENDA AND BUSINESS AT THE AGM
At the AGM, our shareholders will be asked to vote on the following matters: (i) election / re-election of directors; (ii) an advisory, non-binding resolution on the frequency of future advisory votes to approve the compensation of our named executive officers;
(iii) an advisory, non-binding resolution approving the compensation of our named executive officers; (iv) an equity grant to our
Chief Executive Officer; (v) the issue of securities under our non-executive director equity plan; (vi) an increase to our non-
executive director fee pool; (vii) our financial statements for fiscal year 2026; (viii) (A) the ratification of our independent registered public accounting firm for fiscal year 2027 and (B) delegation to the Board of the authority to fix such accounting firm’s compensation for fiscal year 2027 and (ix) approval of amendments to the Company’s Articles of Association to apply the classified board provisions consistently to all directors. For further information regarding each proposal, including the votes needed for each proposal to pass, please see the accompanying Proxy Statement.
ATTENDANCE AT THE AGM
Only those who are registered holders of ordinary shares of James Hardie (“Shares”) at 10:00 am Dublin time / 5:00 am New
York time / 7:00 pm Sydney time on August 19, 2026 (the “Record Date”), or their duly appointed proxies, will be entitled to attend, and to speak, ask questions and vote at, the AGM.
Shareholders or proxies will be able to ask questions of the Company’s Board of Directors (the “Board”) and the Company’s
external auditor, Ernst & Young LLP (“EY”), at the AGM. Shareholders can also submit questions in advance of the AGM, whether or not they will be attending. Shareholders unable to attend the AGM in person will also have an opportunity to attend and ask questions during the AGM remotely via teleconference as set out in further detail in the accompanying Proxy Statement.
However, shareholders will not be able to vote electronically by way of teleconference during the AGM. If shareholders wish for their vote to count, they must follow the voting instructions beginning on page 14 of the accompanying Proxy
Statement. The process and timelines for you to appoint a proxy and/or vote in connection with the resolutions to be voted on at the AGM depend on the manner in which you hold your Shares. We recommend that you review the information on the process for, and the deadlines applicable to, voting and attending the AGM and for appointing a proxy beginning on page 11 of the accompanying Proxy Statement sufficiently in advance of the AGM.
NOTICE AVAILABILITY
This Notice of Meeting is being distributed to shareholders on or about July 1, 2026. Information regarding the AGM, including copies of this Notice of Meeting, the accompanying Proxy Statement, the Company’s 2026 Annual Report, the Company’s Irish
statutory accounts for the year ended March 31, 2026 and other documents relating to the AGM can be downloaded from James
Hardie’s Investor Relations website at ir.jameshardie.com/events-presentations/Annual-Shareholder-Meeting/default.aspx or copies can be obtained as follows (depending on the manner in which you hold your Shares):
Registered Holders (i.e. persons entered on the register of members of the Company (the “Register”)) may contact the
Company’s registrar, Computershare Trust Company, N.A. (Computershare), by calling one of the following numbers:
1-866-644-4127 from within the United States; and 1-781-575-2906 from outside the United States.
Beneficial Holders (i.e. persons who hold their interests in Shares in a stock brokerage account or via a broker, bank or other nominee that is a participant in The Depositary Trust Company (“DTC”)) should contact their broker, bank or other nominee directly in relation to information regarding the AGM.
CDI Holders (i.e. holders of the Company’s CHESS Depositary Interests (“CDIs”) entered on the CDI register of the
Company) may contact Computershare Investor Services Pty Limited (“Computershare (Aus)”) by calling one of the following numbers: 1300 855 080 from within Australia; and +61 3 9415 4000 from outside Australia.
Important information about the Company, information on voting, a description of each of the proposed resolutions, a voting instruction form and a form of proxy are enclosed in/with (as appropriate) the accompanying Proxy Statement.
By order of the Board.
Aoife Rockett
Company Secretary
July 1, 2026

James Hardie 2026 Proxy Statement	2

Table of Contents

Page No.
Notice of Annual Meeting of Shareholders ..........................................................................................................	1
Chair Letter ...............................................................................................................................................................	3
Proxy Statement Summary ....................................................................................................................................	4
Notice of Availability of Proxy Materials ................................................................................................................	11
Board of Directors ....................................................................................................................................................	20
Corporate Governance ...........................................................................................................................................	29
Proposal 1: Election and Re-election of Directors ..............................................................................................	43
James Hardie Executive Leadership Team .........................................................................................................	44
Compensation Discussion and Analysis ..............................................................................................................	52
2026 CEO Pay Ratio Disclosure ...........................................................................................................................	91
Pay-Versus-Performance .......................................................................................................................................	92
People & Compensation Committee Report .......................................................................................................	95
Proposal 2: Advisory Resolution on the Frequency of Future Advisory Votes to Approve Compensation of Named Executive Officers ..................................................................................................................................	96
Proposal 3: Advisory Resolution on Approving the Compensation of our Named Executive Officers (Say-on-Pay) .............................................................................................................................................................	97
Proposal 4: CEO Equity Grant ...............................................................................................................................	98
Proposal 5: Issue of Securities Under the James Hardie 2020 Non-Executive Director Equity Plan to Rob Sindel .................................................................................................................................................................	102
Proposal 6: Increase to Non-Executive Director Fee Pool ................................................................................	105
Audit Committee Report .........................................................................................................................................	107
Proposal 7: Approval of Financial Statements and Reports for Fiscal Year 2026 .........................................	108
Proposal 8: Ratification of Appointment of the External Auditor and Authority to Fix the External Auditor’s Compensation ..........................................................................................................................................	109
Proposal 9: Amendments to the Company’s Articles of Association to Apply the Classified Board Provisions Consistently to All Directors ...............................................................................................................	111
Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters .	112
Additional Information .............................................................................................................................................	115
Other Matters ............................................................................................................................................................	116

James Hardie 2026 Proxy Statement	3

Fellow Shareholders,
This has been a significant year of transformation for James Hardie as we build our product offerings and broaden our market. Our combination with the fast-growing AZEK Company in July 2025 has created a $5 billion home exteriors and outdoor living building materials leader, strongly positioned for growth in an evolving and consolidating
North American market.
Despite a challenging and dynamic market environment, integration activities are progressing well. Customer response to the combined business has been overwhelmingly positive, with strong demand for the expanded range of exterior home and outdoor living solutions. The enhanced James Hardie management team is working diligently to capture the full value of the transaction through both cost synergies and accelerated revenue opportunities.
At last year’s AGM, some shareholders expressed disappointment with aspects of the transaction and voted against several resolutions, including the re-appointment of three directors, among them our then Chair, Anne Lloyd. The
Board has listened carefully to this feedback and taken meaningful steps to strengthen engagement with shareholders and rebuild trust.
I was honored to be appointed Chair in November 2025. In succeeding Anne, I want to thank her for her significant contribution to James Hardie over the past eight years, and to also acknowledge Rada Rodriguez and PJ Davis for their dedicated service to the Board.
The refreshed Board is fully engaged with management and brings deep experience to support the business, guide execution, and maintain strong accountability for delivery against the strategic plan and the creation of long-term shareholder value.
We have initiated a process to further strengthen and refresh the Board through a number of key appointments. I am pleased to welcome Rob Sindel, who joined on June 1, 2026. He brings extensive experience to our business and a strong understanding of the Australian investor landscape. We expect to make additional appointments in due course to further enhance Board capability and diversity of experience. After eight years of service, Persio Lisboa stepped down from the Board in May. I would like to express my sincere thanks for his valuable contributions and insights during his tenure, particularly his leadership as Chair of the People and Compensation Committee during this important and complex period of transition.
My own term for re-election is before our shareholders at this AGM. In seeking your support, I have requested to transition to a Class III Director position, which would result in me standing for re-election again in 12 months’ time.
As I touched on above, the Board remains focused on rebuilding trust with all shareholders and is proactively engaging across a range of matters, including our long- and short-term incentive frameworks, which require integration of the former James Hardie and AZEK arrangements. With North America representing approximately
80% of revenue and profit, as well as the location of more than 80% of James Hardie executives, the proposed structure is designed to align with prevailing practices among our US peer group. While this may not fully reflect every shareholder’s preference, we believe it represents a balanced and competitive approach that aligns long-term performance and ongoing shareholder value creation.
With more than 50% of shareholders now US-domiciled, the Company is required to file as a domestic issuer on the
NYSE. Our ASX listing remains unchanged and, as previously stated, will not change without shareholder approval.
A key priority for me as Chair has been to ensure that management remains firmly focused on executing our strategy and delivering on the commitments we made when we announced the acquisition of AZEK. I am pleased with the progress they are making.
The achievements of this year would not have been possible without the dedication and hard work of our colleagues across the business. On behalf of the Board, I extend our sincere thanks for their continued commitment to James
Hardie and to our shared purpose of Building a Better Future for All™.
Sincerely,
Nigel Stein, Chair of the Board of Directors

James Hardie 2026 Proxy Statement	4

PROXY STATEMENT SUMMARY
This proxy statement summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider, so please read the entire proxy statement carefully before voting. In this proxy statement, the terms “James Hardie,” “the Company,” “we,”
“us” and “our” refer to James Hardie Industries plc. All financial and compensation figures are presented in
United States dollars ($) and dates follow the format month/day/year, unless otherwise indicated.
2026 Annual General Meeting Information
MEETING DATE:
August 20, 2026, Dublin time
RECORD DATE:
10:00 a.m., August 19, 2026,
Dublin time
1st Floor, Block A, One Park Place, Upper
Hatch St., Dublin 2, D02 FD79, Ireland
10:00 p.m. Dublin time
MEETING PLACE:
MEETING TIME:
Matters To Be Voted Upon and Voting Recommendations

AGENDA ITEM		BOARD RECOMMENDATION	PAGE REFERENCE
(1)	Election and Re-Election of Directors	FOR	43
(2)	Advisory Resolution on the Frequency of Future Advisory Votes to Approve the Compensation of our Named Executive Officers	ONE YEAR	96
(3)	Advisory Resolution on Approving the Compensation of our Named Executive Officers	FOR	97
(4)	CEO Equity Grant	FOR	98
(5)	Issue of Securities Under the James Hardie 2020 Non-Executive Director Equity Plan to Rob Sindel	FOR	102
(6)	Increase to Non-Executive Director Fee Pool	N/A	105
(7)	Approval of Financial Statements and Reports for Fiscal Year 2026	FOR	108
(8)	(A) Ratification of Appointment of External Auditor and (B) Authority to Fix External Auditor Compensation	FOR	109
(9)	Amendments to the Company’s Articles of Association to Apply the Classified Board Provisions Consistently to All Directors	FOR	111
Fiscal 2026 Financial Highlights
$4.8B
Net Sales
$104M
Net Income
$1.3B
Adjusted EBITDA1
$590M
Cash from Operations
$314M
Free Cash Flow1
AZEK Integration &
Synergies
Ahead of Schedule
(1) For a discussion of Adjusted EBITDA and Free Cash Flow, including reconciliations to their closest comparable GAAP measures, see pages
43-46 of our 2026 Annual Report as filed with the SEC on May 19, 2026.

James Hardie 2026 Proxy Statement	5

Corporate Governance Highlights

BOARD OF DIRECTORS	•Independent board chair

•Board composed of all non-executive directors (other than CEO)

•100% independent committee members of standing committees

•Majority-of-votes-cast voting standard for director elections

•Directors actively and directly involved in year-round shareholder engagement

•Board refreshed, including three new directors in fiscal year 2026

•Added a new Australian director in June 2026, with board now reflecting all three operating geographies

•Independent directors regularly meet in executive sessions without management

•Established ad hoc Integration & Performance Committee to ensure active board involvement in AZEK integration and Company performance

CORPORATE GOVERNANCE	•Policies in place prohibiting short sales, hedging, margin accounts and pledging of our stock applicable to all employees and directors

•Rigorous stock ownership policy for officers and directors

•No supervoting stock

•Shareholder ability to call special meetings

Sustainability Highlights
Trim-Over™ Installation
Method recognized as a
Green Builder® Sustainable
Products of the Year for 2026
Recycled ~545 million
pounds of waste and
scrap into our products in
FY26
fermacell® Therm25 and
gypsum fiber board
Cradle-to-Cradle® certified
Named one of Forbes World’s
Best Employers 2025 and
TIME’s World’s Best
Companies 2025
Committed to update our
global sustainability targets
for emissions and waste
following AZEK acquisition
Donated over 850,000
square feet of product to
support local communities
in FY26

James Hardie 2026 Proxy Statement	6

Select Awards and Recognition

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IN PARTNERSHIP WITH

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James Hardie 2026 Proxy Statement	7

Executive Compensation Highlights
We believe in paying for performance and tying a significant portion of our executive officers’ compensation to our long-term financial and growth objectives, as well as aligning with shareholder return. Our executive compensation programs are thus structured to enable us to (i) attract, retain and motivate talented executives; (ii) reward outstanding company and individual performance, particularly financial and stock price performance; and (iii) align the interests of our executive officers to the interests of our shareholders, with the ultimate goal of creating long-term value while protecting against excessive risk-taking.
In line with this philosophy and notwithstanding the significant changes made for fiscal year 2027, we believe that our executive compensation for fiscal year 2026, including the compensation of our NEOs, was appropriately balanced to reward our NEOs for performance while achieving retention goals and aligning their interests with those of our shareholders. Following the exercise of negative discretion by the People & Compensation Committee, the fiscal year 2026 James Hardie Short-Term
Incentive plan paid at 48% of target (16% of maximum) for the CEO, and each of the components of the long-term incentive awards granted in fiscal year 2026 are performance-based and vest only if rigorous three-year goals are achieved. In addition, with respect to awards vesting at the end of fiscal year 2026 or in early fiscal year 2027, the People & Compensation
Committee exercised negative discretion on all of the James Hardie STI plan, the ROCE PRSUs and the Scorecard LTI (each as defined elsewhere in this Proxy Statement), reflecting shareholder concerns and despite strong performance early in the performance period. Further, such negative discretion was applied even more strongly in the case of CEO compensation as compared to the other NEOs, evidencing the very high standard that the Board holds for the CEO in particular. Finally, TSR
PRSUs vesting in August 2026 are expected to payout below threshold, resulting in no vesting.
Our executive compensation program is described in more detail in the Compensation Discussion and Analysis section beginning on page 52 of this proxy statement. The following table summarizes our key executive compensation practices:

What We Do		What We Don’t Do
*	Align pay with performance by delivering a majority of target annual compensation in at-risk performance-based incentives	X	No hedging or pledging of stock held by executive officers and Board of Directors
*	Require minimum levels of financial performance for STI payments to be made	X	Limited employment agreements and severance arrangements
*	Maintain meaningful share ownership guidelines for all non-executive directors, executive officers and vice presidents	X	Limited change-in-control benefits
*	Require stock retention following vesting of equity grants, even after executives meet their stock ownership guideline level	X	No dividends paid on unvested equity awards
*	Maintain a comprehensive clawback policy for performance-based compensation	X	Limited perquisites and other benefits
*	Permit negative Committee discretion when determining STI and LTI payouts	X	No excessive retirement or deferred compensation arrangements
*	Review compensation programs and compensation risk annually	X	No minimum or guaranteed payout under the short- term incentive program
*	Regularly engage with shareholders and consider feedback when reviewing compensation programs	X	No discounting, reloading or repricing of stock options without shareholder approval
Results of Fiscal Year 2025 Remuneration Report Vote and Shareholder Engagement
At our 2025 annual general meeting, shareholders were asked to cast a non‑binding advisory vote on our FY25 Remuneration
Report, which reflected compensation practices in place prior to our acquisition of AZEK. Shareholders did not approve the
FY25 Remuneration Report, with approximately 34% of votes cast in support. In addition, shareholders did not approve Mr.
Erter’s FY26 ROCE PRSUs, which were therefore not granted.
The outcome of the vote was disappointing. The People & Compensation Committee and Board seek to design a compensation program aligned with shareholder interests and, following this vote, sought to understand and address many of the issues raised by investors for future years.
The People & Compensation Committee considers shareholder feedback to be a critical input to its oversight and decision‑making. Since the end of fiscal year 2025, Company leaders have engaged with shareholders through more than 80 meetings involving members of our Board and more than 600 total interactions, as well as proxy advisors active in the United
States and Australia. The Chairs of the Committee and the Board participated in many of these discussions, including by meeting in person with many shareholders following the 2025 annual general meeting, providing an opportunity for direct dialogue on our business strategy, financial performance, and executive compensation programs.

James Hardie 2026 Proxy Statement	8

Following this shareholder engagement, the People & Compensation Committee conducted a comprehensive review of our compensation program with input from our independent compensation consultants, FW Cook and Guerdon, which considered feedback from our shareholders, market practices and trends, and legacy practices at both James Hardie and AZEK. The feedback received from our shareholders, which is summarized on the next page, and the findings from this comprehensive review, culminated in a fully redesigned compensation program beginning in FY27, a high-level summary of which is provided in the section titled “Compensation Discussion and Analysis—Changes to Executive Compensation for Fiscal Year 2027”.

What We Heard From Our Shareholders	How We Have Responded
A large percentage of the total compensation mix is settled in cash
•Beginning in FY27, the cash-settled LTI award was removed entirely
•As a result, beginning FY27, the cash percentage of the target total compensation mix has been reduced from 53% to 31% for the CEO and from 69% to 53% on average for the remaining NEOs

The maximum incentive opportunities exceed market practice
•Beginning in FY27, the maximum opportunity has been reduced from
300% and 233% of target for company performance-based STI and
LTI, respectively, to 200% for each program, closely aligning with market practice for our peer companies
•Additionally, beginning in FY27, we have capped the maximum award opportunity in respect of the individual performance element of the
STI at 150% of target

Payouts across the incentive plans are misaligned and do not consistently reflect the financial growth experienced by shareholders
•For FY27, updated STI and LTI performance metrics to focus on quantitative, objective financial and shareholder-return metrics
◦STI is based on Adjusted EBITDA (40%), Net Sales (40%) and
individual performance (20%)
◦PRSUs are based on Adjusted EBITDA (45%), Relative TSR
(30%) and Adjusted ROIC (25%)
•Introduced stock options (15%) into the FY27 LTI mix to directly align payout opportunity with sustained absolute stock price appreciation

The incentive structure is complex with multiple vehicles and performance metrics
•FY27 performance-based LTI awards now have a smaller number of focused metrics that reflect objective financial performance which also drives value creation for shareholders
•FY27 STI now has two (previously three) performance metrics that are globally aligned using market prevalent, objective financial performance measures (Adjusted EBITDA and Net Sales)

LTI Scorecard and ROCE performance goals are not sufficiently rigorous
•Updated our goal-setting principles for FY27 to require incentive targets to be at least equal to the midpoint of externally provided guidance (where applicable), with threshold and maximum
performance levels set at a defined percentage of target
•For long-term performance goals, the Committee has used external guidance as the basis for the target in FY27, with an assumed growth rate to determine targets in years two and three

The meaningful changes described above are intended to directly respond to the feedback received from investors and the comprehensive review conducted with the independent compensation consultants. The People & Compensation Committee and the Board sincerely value the views of our shareholders and remain committed to ongoing engagement.

James Hardie 2026 Proxy Statement	9

Board of Directors
Board and Committee Membership Information
Our Nominating & Governance committee has recommended, and our Board has approved, Mr. Nigel Stein, Ms. Renee
Peterson and Mr. Rob Sindel as nominees for election or re-election, as applicable, as directors at the Annual General Meeting. If elected or re-elected, as applicable, they each will serve until our 2029 annual meeting of shareholders and until their successors are duly elected and qualified, or until their earlier death, resignation, retirement, disqualification or removal. However, in an effort to increase Board accountability to shareholders, our Board intends for our Chair, Mr. Stein, to be subject to re-election again at our 2027 annual general meeting. The following table sets forth the names, ages as of June 1, 2026, and certain other information for each of the members of our Board. For additional information, see "Board of Directors".

NAME	AGE	DIRECTOR SINCE	INDEPENDENT	AUDIT COMMITTEE	PEOPLE & COMP. COMMITTEE	NOMINATING & GOVERNANCE COMMITTEE	INTEGRATION & PERFORMANCE COMMITTEE
Directors:
Nigel Stein(C)	70	2020	X
Howard Heckes	61	2025	X
Gary Hendrickson	69	2025	X
Renee J. Peterson	65	2022	X
John Pfeifer	60	2024	X
Suzanne B. Rowland	64	2021	X
Rob Sindel	61	2026	X
Jesse Singh	60	2025
Aaron Erter	52	2022
Legend: (C) Chair of the Board |  Chair |  Member |    Audit Committee Financial Expert
Director Skills, Independence and Diversity
The Board seeks to ensure it maintains an appropriate mix of skills, experience, and expertise to promote diversity of thought, maximize its effectiveness, and build a culture equipped to meet the current and emerging challenges and opportunities that
James Hardie faces. In addition, our Board believes that a balance of director tenures is important to maintaining continuity of our corporate vision and strategy while also recognizing the value of fresh insights and ideas that new directors can bring to our company. With the loss of two female directors resulting from our 2025 annual general meeting, our board currently reflects approximately 22% gender diversity. The Board, along with the Nominating & Governance Committee, remains committed to building a board with a diversity of skills, backgrounds, professional experience and viewpoints and anticipates diverse representation to increase in due course. The below charts highlight the various skills and qualifications, diversity, independence and refreshment metrics that are currently reflected by our non-executive directors and that the board believes are particularly relevant to our current strategic needs.

Manufacturing	8	Director Skills		Executive Leadership	8

Corporate Strategy	8	IT Experience	3	Sustainability	7

Risk Management	8	International	8	Health and Safety	6

Independence, Diversity and Board Refreshment
New Directors Since
July 1, 2025
Independent Directors
Chief Executive Officer
Gender & Ethnic Diversity

James Hardie 2026 Proxy Statement	10

Shareholder Engagement
Fostering strong, long-term relationships with shareholders and other stakeholders is a key objective. We maintain a robust year-
round shareholder engagement program to properly understand shareholder interests, and our senior management and investor relations team routinely communicate with our shareholders to solicit their views with respect to key corporate matters, such as corporate strategy, corporate governance, risk oversight, executive compensation, sustainability matters and human capital management. The below information provides an overview of our shareholder engagement efforts in fiscal year 2026. In addition, see "Compensation Discussion and Analysis—Results of Fiscal Year 2025 Remuneration Report Vote and Shareholder
Engagement" for more information regarding our fiscal year 2026 shareholder engagement with respect to our advisory vote on executive compensation for fiscal year 2025. We believe our proactive engagement approach has resulted in constructive feedback and input from shareholders and we intend to continue these efforts.

WHO WE ENGAGE	HOW WE ENGAGE	KEY TOPICS OF ENGAGEMENT
•Institutional Investors	•One-on-one and Group Meetings	•Overall Business Strategy
•Sell-side Analysts	•Earnings Calls	•Executive Compensation
•Retail Shareholders	•Industry Presentations and Conferences	•Current Business and Financial Conditions
•Proxy Advisory Firms	•Written and Electronic Communications	•Sustainability Matters
KEY ENGAGEMENT RESOURCES
•Our Website at ir.jameshardie.com	•Annual Proxy Statement	•Annual Report
•Quarterly Earnings	•Annual General Meeting	•Annual Sustainability Report

James Hardie 2026 Proxy Statement	11

PROXY STATEMENT
FOR 2026 ANNUAL GENERAL MEETING
To Be Held on August 20, 2026 at 10:00 pm Dublin time / 5:00 pm New York time / August 21, 2026 at 7:00 am Sydney time
This proxy statement and the enclosed form of proxy and voting instruction form(s) are furnished in connection with the solicitation of proxies by our board of directors (“Board”) for use at the 2026 annual general meeting of shareholders (“AGM” or
Annual General Meeting”) of James Hardie Industries plc, an Irish public limited company, and any postponements, adjournments or continuations thereof. The AGM will be held in person on August 20, 2026 at 10:00 pm Dublin time / 5:00 pm
New York time / August 21, 2026 at 7:00 am Sydney time at our corporate hea2dquarters (which is also our principal executive office) in Dublin at 1st Floor, Block A, One Park Place, Upper Hatch Street, Dublin 2, D02 FD79, Ireland, The AGM will also be accessible by teleconference. Shareholders will be able to ask questions of the Board and EY (the Company’s external auditor)
via teleconference in accordance with the details set out in this Proxy Statement. Shareholders will not, however, be able to vote electronically by way of teleconference during the AGM. If you wish for your vote to count, you must follow the voting instructions below.
Our Board has fixed 10:00 am Dublin time / 5:00 am New York time / 7:00 pm Sydney time on August 19, 2026 as the record date (the “Record Date”) for the Annual General Meeting. Shareholders as of the Record Date are entitled to attend, ask questions and vote at the Annual General Meeting. The Notice of Internet Availability of Proxy Materials (the “Notice) which contains instructions on how to access this Proxy Statement and our annual report on Form 10-K for our fiscal year 2026 (our
“2026 Annual Report”), is first being mailed on or about July 1, 2026 to all shareholders as of June 29, 2026 (being the latest practicable date prior to the date of this Proxy Statement). The Notice also provides instructions on how to vote via the Internet, mobile device, or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The
Proxy Statement and our 2026 Annual Report are available at www.envisionreports.com/jhx. You will be asked to enter the control number located on your Notice, proxy card or voting instruction form or, for Beneficial Holders, pursuant to your broker’s instructions.
In this Proxy Statement, the terms “James Hardie,” “the Company,” “we,” “us” and “our” refer to James Hardie Industries plc. The mailing address of our corporate headquarters is 1st Floor, Block A, One Park Place, Upper Hatch Street, Dublin 2, D02 FD79,
Ireland.
Questions and answers about the proxy materials and our AGM
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and shall not be deemed filed under the Securities Act or the Exchange Act, and references to our website address in this proxy statement are inactive textual references only.
How can shareholders attend the AGM?
We will be hosting the AGM in our corporate headquarters at 1st Floor, Block A, One Park Place, Upper Hatch Street, Dublin 2,
D02 FD79, Ireland.
The AGM will also be accessible by teleconference. You may ask questions by teleconference, but you will not be able to vote electronically or otherwise participate in the AGM by way of teleconference. To ask questions via the AGM teleconference, please follow the steps set out below:
•Dial into the AGM using one of the following numbers:
◦Australia (toll free) 1800 809 971
◦USA (toll free) 1 855 881 1339

James Hardie 2026 Proxy Statement	12

◦International +617 3145 4010
•Enter the passcode: 10055502
•Provide the operator with the name under which your holding is registered, along with the following information depending on the manner in which you hold your shares:
◦Registered Holders: Please provide your account number (as shown on your most recent holding statement).
◦Beneficial Holders: Please provide your control number (as shown on your DTC voting instruction form).
◦CDI Holders: Please provide your Security Holder Reference Number (SRN) or Holder Identification Number (HIN)
(included on your CDI voting instruction form or most recent holding statement).
If you have any questions during the teleconference, follow the prompts from the teleconference operator.
Shareholders may also submit questions in writing in advance of the AGM by completing the Question Form available on the
Shareholder Meetings page on James Hardie’s Investor Relations website, to be received by no later than 10:00 pm Dublin time / 5:00 pm New York time on August 18, 2026 / 7:00 am Sydney time on August 19, 2026.
The AGM will begin promptly on August 20, 2026 at 10:00 pm Dublin time / 5:00 pm New York time / August 21, 2026 at 7:00 am
Sydney time. Shareholders may submit questions while attending the AGM in person or via teleconference, but only shareholders who attend the AGM in person may vote during the meeting. We encourage those shareholders joining via teleconference to access the meeting prior to the start time. Teleconference check-in will begin approximately thirty minutes prior to the start of the meeting, and you should allow ample time for the check-in procedures, including logging in and ensuring that you can hear streaming audio prior to the start of the AGM. Participants attending the AGM in person should allow plenty of time to arrive at the corporate headquarters. If you encounter any difficulties accessing the office or the teleconference, please call the technical support number that will be posted on the virtual meeting platform at www.envisionreports.com/jhx.
What matters am I voting on, what is the vote requirement for each matter to pass, and how does the Board recommend that I vote?

1. ELECTION AND RE-ELECTIONS OF DIRECTORS
To consider and, if thought fit, pass each of the following resolutions as separate ordinary resolutions:
A.“That Nigel Stein, who retires by rotation in accordance with the Company’s Articles of Association, be re-elected as a director.”
B.“That Renee Peterson, who retires by rotation in accordance with the Company’s Articles of Association, be re-elected as a director.”
C.“That Rob Sindel be elected as a director.”
Each resolution requires that a majority of the votes be cast in favor to pass. The Board recommends you vote FOR each of these resolutions. The vote on each of these resolutions is binding. For additional information, see “Board of Directors” and
“Proposal 1: Election and Re-election of Directors” beginning on pages 20 and 43, respectively.

2. ADVISORY RESOLUTION ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
To consider and, if thought fit, pass one of the following resolutions as a non-binding ordinary resolution:
A.“That, on an advisory basis, the proposal that future shareholder votes on the compensation of our named executive officers be held each year is approved.”
B.“That, on an advisory basis, the proposal that future shareholder votes on the compensation of our named executive officers be held every two years is approved.”
C.“That, on an advisory basis, the proposal that future shareholder votes on the compensation of our named executive officers be held every three years is approved.”
The alternative approved by shareholders among one year, two years or three years will be determined by the affirmative “FOR”
vote of a majority of votes cast on this resolution. In the event no alternative receives a majority of the votes cast, the frequency that receives the most votes in favor will be considered to be the frequency recommended, on an advisory basis, by our shareholders. The Board recommends you vote "”One Year” The vote on this resolution is advisory only. For additional information, see “Proposal 2: Advisory Resolution on the Frequency of Future Advisory Votes to Approve Compensation of
Named Executive Officers” beginning on page 96.

James Hardie 2026 Proxy Statement	13

3. ADVISORY RESOLUTION ON APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (SAY-ON-PAY)
To consider and, if thought fit, pass the following resolution as a non-binding ordinary resolution:
“To approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers for fiscal year
2026 as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and
Analysis, compensation tables and related narrative discussion.”
This resolution requires that a majority of the votes be cast in favor to pass. The Board recommends you vote FOR this resolution. The vote on this resolution is advisory only. For additional information, see “Proposal 3: Advisory Resolution on
Approving the Compensation of our Named Executive Officers (Say-on-Pay)” beginning on page 97.

4. CEO EQUITY GRANT
To consider and, if thought fit, pass the following resolution as an ordinary resolution:
“That the award to the Company’s CEO and Director, Aaron Erter, of a maximum number of performance-vesting restricted stock units (“PRSUs”), time-vesting restricted stock units (“RSUs”) and stock options, in each case as calculated pursuant to the formulas set forth under “Proposal 4: CEO Equity Grant—Limits” elsewhere in this Proxy Statement and his acquisition of
PRSUs, RSUs, stock options and Shares issuable thereunder is approved under and for the purposes of ASX Listing Rule 10.14 and for all other purposes, in accordance with the terms of the 2001 LTIP and 2006 LTIP, as applicable, and on the basis set out in the Proxy Statement.”
This resolution requires that a majority of the votes be cast in favor to pass. The Board recommends you vote FOR this resolution (except for the CEO, Aaron Erter, who may be taken to have a personal interest in this resolution, and therefore makes no recommendation on whether shareholders should vote in favor of the resolution). The vote on this resolution is binding.
For additional information, see “Proposal 4: CEO Equity Grant” beginning on page 98.

5. ISSUE OF SECURITIES UNDER THE JAMES HARDIE 2020 NON-EXECUTIVE DIRECTOR EQUITY PLAN TO ROB SINDEL
To consider and, if thought fit, pass the following resolution as an ordinary resolution:
“That, conditional upon the passing of Resolution 1(c), the issue of Shares to Rob Sindel under the James Hardie 2020 Non-
Executive Director Equity Plan be approved under and for the purposes of ASX Listing Rule 10.14 and for all other purposes, on the basis set out in the Proxy Statement.”
This resolution requires that a majority of the votes be cast in favor to pass. The Board recommends you vote FOR this resolution (except for Mr. Sindel, who may be taken to have a personal interest in this resolution, and therefore makes no recommendation on whether shareholders should vote in favor of the resolution). The vote on this resolution is binding and is conditional upon the passing of Resolution 1(c). For additional information, see “Proposal 5: Issue of Securities Under the
James Hardie 2020 Non-Executive Director Equity Plan to Rob Sindel” beginning on page 102.

6. INCREASE TO NON-EXECUTIVE DIRECTOR FEE POOL
To consider and, if thought fit, pass the following resolution as an ordinary resolution:
“That, pursuant to and in accordance with ASX Listing Rule 10.17, Article 98(b) of the Company’s Articles of Association and for
all other purposes, the maximum aggregate compensation payable to non-executive directors be increased by $700,000 from the current maximum aggregate amount of $3,800,000 per annum to $4,500,000 per annum, on the basis set out in the Proxy
Statement.”
This resolution requires that a majority of the votes be cast in favor to pass. As the directors may be taken to have a personal interest in this resolution, they make no recommendation on whether shareholders should vote in favor of the resolution. The vote on this resolution is binding. For additional information, see “Proposal 6: Increase to Non-Executive Director Fee Pool”
beginning on page 105.

7. APPROVAL OF FINANCIAL STATEMENTS AND REPORTS FOR FISCAL YEAR 2026
To review James Hardie’s affairs and to consider and, if thought fit, pass the following resolution as a non-binding ordinary resolution:
“To receive and consider the financial statements of the Company and the reports of the Board and external auditor for the fiscal year ended March 31, 2026.”

James Hardie 2026 Proxy Statement	14

This resolution requires that a majority of the votes be cast in favor to pass. The Board recommends you vote FOR this resolution. The vote on this resolution is advisory only. For additional information, see “Proposal 7: Approval of Financial
Statements and Reports for Fiscal Year 2026” beginning on page 108.

8. RATIFICATION OF APPOINTMENT OF EXTERNAL AUDITORS AND AUTHORITY TO FIX THE EXTERNAL AUDITOR’S REMUNERATION
To consider and, if thought fit, pass the following resolutions as separate ordinary resolutions:
A.“That, in a non-binding vote, the appointment of Ernst & Young as the Company’s auditors for the fiscal year ending
March 31, 2027 is hereby ratified”; and
B.“That, in a binding vote, the Board be and is hereby authorized to fix the compensation of the external auditor of the
Company for the fiscal year ending March 31, 2027.”
Each resolution requires that a majority of the votes be cast in favor to pass. The Board recommends you vote FOR each resolution. The vote on Resolution 8(A) is advisory only. The vote on Resolution 8(B) is binding on us. For additional information, see “Proposal 8: Ratification of Appointment of the External Auditor and Authority to Fix the External Auditor’s
Compensation” beginning on page 109.

9. AMENDMENTS TO OUR ARTICLES OF ASSOCIATION TO APPLY THE CLASSIFIED BOARD PROVISIONS CONSISTENTLY TO ALL DIRECTORS
To consider and, if thought fit, pass the following resolution as a special resolution:
“That Articles 109(a) and 110 of the Company’s Articles of Association be and are hereby amended in the manner provided in
Annex A of this Proxy Statement.”
This resolution requires the affirmative vote of not less than 75% of the votes cast at the Annual General Meeting (being a special resolution under the Companies Act 2014) to pass. The Board recommends you vote FOR this resolution.  The vote on this resolution is binding. For additional information, see “Proposal 9: Approval of Amendments to the Company’s Articles of
Association to Apply the Classified Board Provisions Consistently to All Directors” beginning on page 111.
Why are there two sets of Financial Statements covering the same fiscal period?
James Hardie’s 2026 Annual Report contains financial statements for 2026 prepared in accordance with U.S. GAAP and filed with the SEC on Form 10-K on May 19, 2026 (“U.S. GAAP”). James Hardie also prepares Irish Statutory Accounts that contain a
Directors’ Report and audited consolidated financial statements and accompanying footnote disclosures prepared in accordance with U.S. GAAP, modified to comply with specific provisions of Irish Company Law for the consolidated entity consisting of James
Hardie Industries plc and its direct and indirect wholly-owned subsidiaries and special purpose entity. In addition, these Irish
Statutory Accounts include the James Hardie Industries plc Company Balance Sheet and related footnotes prepared on the going concern basis under the historical cost convention in accordance with the Companies Act 2014 and Financial Reporting
Standard 101 Reduced Disclosure Framework. A copy of the Irish Statutory Accounts for 2026 is available on the Company's website, ir.jameshardie.com.au, and were furnished to the SEC on Form 8-K on May 20, 2026 New York time and lodged with the ASX on May 21, 2026 Sydney time, and will be laid before the Annual General Meeting. The Irish Statutory Accounts are the
subject of Proposal 7.
Who is entitled to vote?
Holders of our ordinary shares as of 10:00 am Dublin time / 5:00 am New York time / 7:00 pm Sydney time on the Record Date will be entitled to one vote for each Share held by them with respect to all matters to be resolved upon at the Annual General
Meeting, subject to the voting instructions and related voting deadlines described below under “How do I vote?”. As of June 1,
2026, being the latest practicable date prior to the date of this Proxy Statement, there were 580,336,768 ordinary shares outstanding. No other classes of shares exist. Shareholders do not have cumulative voting rights for the election of directors.
How do I vote?
Registered Holders
“Registered Holder” refers to persons entered on the register of members of the Company (the “Register”) (i.e., those shareholders whose shareholding is evidenced by their holding statement and who do not hold their interests in Shares as
Beneficial Holders or CDI Holders).
If you are a Registered Holder, you may attend the AGM to vote by ballot or vote by proxy in advance of the deadline for voting by proxy of 10:00 am Dublin time / 5:00 am New York time / 7:00 pm Sydney time on August 19, 2026, by using one of the following methods:
•online by visiting www.envisionreports.com/jhx or scanning the QR code and following the instructions on your form of proxy; or

James Hardie 2026 Proxy Statement	15

•by mail, if you are a Registered Holder that received printed AGM materials, by following the instructions on your form of proxy and returning the completed form of proxy in the postage-paid envelope accompanying the AGM materials.
As a Registered Holder you may also appoint a proxy by completing and returning the form of proxy enclosed with this Notice of
Meeting (or a proxy in the form set out in Section 184 of the Irish Companies Act 2014) to Computershare Investor Services, PO
BOX 43101, Providence, RI 02940-5607 to be received no later than 10:00 am Dublin time / 5:00 am New York time / 7:00 pm
Sydney time on August 19, 2026. A proxy is not required to be a shareholder of the Company.
Appointment of a proxy does not preclude shareholders from subsequently attending and voting at the AGM should they wish to do so.
In the case of joint holders, the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of the other Registered Holder(s), and, for this purpose, seniority will be determined by the order in which the names stand in the Register.
Beneficial Holders
“Beneficial Holder” refers to persons who hold their interests in Shares in a stock brokerage account or otherwise via a broker, bank or other nominee that is a participant in DTC. If you are a Beneficial Holder, this document is being made available or forwarded to you by or on behalf of your broker, bank or other nominee. Only those Beneficial Holders holding their interest in
Shares as of the Record Date, or, if the AGM is adjourned, on such other date as is communicated to Beneficial Holders, are entitled to vote on the resolutions in respect of such Shares. Beneficial Holders may direct their broker, bank or other nominee on how to vote their Shares by following the instructions for voting on the DTC voting instruction form provided by your broker, bank or other nominee. If you are a Beneficial Holder and do not direct your broker, bank or other nominee on how to vote your Shares on your DTC voting instruction form, your Shares will not be voted at the AGM for any matter that is considered to be “non-
routine” under the rules of the New York Stock Exchange (the “NYSE”). We believe that, under the rules of the NYSE, the only matters of business at the AGM that will be considered “routine” and on which your broker can vote your Shares without receiving instructions from you are Proposals 8(A) and 8(B). We believe that, under the rules of the NYSE, your broker will not have discretionary authority to vote your Shares on any other resolutions at the AGM. We therefore encourage you to communicate your voting instructions to your broker, bank or other nominee by the time prescribed by your broker, bank or other nominee and in advance of the DTC voting instruction deadline for Beneficial Holders, which we expect to be 11:59 pm New York time on August 17, 2026, to ensure that your vote will be counted.
If you are a Beneficial Holder and wish to vote in person by ballot at the AGM, you must obtain a legal proxy from your broker, bank, or other nominee and present it, along with photographic identification, to the Company’s Secretary or other Company representative at the AGM.
CDI Holders
“CDI Holder” refers to holders of our CDIs entered in the CDI register of the Company.
If you are a CDI Holder and wish to vote on the resolutions to be considered at the AGM, please follow one of the following options:
Option A: If you are not attending the AGM and not appointing a proxy (other than the Chair of the AGM)
You may lodge a voting instruction form directing CHESS Depositary Nominees Pty Limited (“CDN”) to nominate the Chair of the
AGM as your proxy to vote the Shares underlying your holding of CDIs.
You can submit your CDI voting instruction form as follows:
•Complete the hard copy CDI voting instruction form and lodge it using the “Lodgement Instructions” set out below; or
•Complete a CDI voting instruction form online at www.investorvote.com.au.
You will need:
•your Control Number (located on your CDI voting instruction form);
•your security holder reference number or Holder Identification Number for your holding; and
•your postcode, as recorded in the CDI register of the Company.
If you lodge the CDI voting instruction form in accordance with these instructions, you will be taken to have signed it.
For your vote to count, your completed CDI voting instruction form must be received in advance of the CDI voting instruction form deadline of 8:00 a.m. Dublin time / 3:00 a.m. New York time / 5:00 p.m. Sydney time on August 16, 2026.
Option B: If you are (or your proxy (other than the Chair of the AGM) is) attending the AGM
If you are a CDI Holder and you would like to attend the AGM or appoint a proxy (other than the Chair of the AGM) to attend the
AGM on your behalf, and vote in person, you may use the CDI voting instruction form to direct CDN to appoint:

James Hardie 2026 Proxy Statement	16

•you or another person nominated by you (who does not need to be a shareholder) as a proxy; or
•the Company Secretary, in the event the nominated proxy does not attend the AGM, as proxy to vote the Shares underlying your holding of CDIs on behalf of CDN in person at the AGM in Dublin by completing the relevant section of the CDI voting instruction form and returning it no later than 8:00 a.m. Dublin time / 3:00 a.m. New York time /
5:00 p.m. Sydney time on August 16, 2026 in accordance with the “Lodgement Instructions” set out below.
If you are a CDI Holder with a beneficial interest in more than one Share carrying voting rights, you may instruct the appointment of more than one proxy to attend, speak and vote at the meeting on your behalf provided each proxy is appointed to exercise rights attached to different Shares held by you.
If your nominated proxy does not attend the AGM, the Company Secretary will vote the relevant Shares in accordance with the instructions on the CDI voting instruction form or, for undirected proxies, in accordance with your nominated proxy’s written instructions. If your nominated proxy does not provide written instructions to the Company Secretary care of Computershare
(Aus) by facsimile to 1800 783 447 from inside Australia, or +61 3 9473 2555 from outside Australia, or by email to
jhxmeetings@computershare.com.au by the earlier of: (i) the time of commencement of voting on the resolutions at the AGM;
and (ii) 8:00 a.m. Dublin time / 3:00 a.m. New York time / 5:00 p.m. Sydney time on August 16, 2026, then the Company
Secretary intends to vote in favor of all of the resolutions.
For your proxy appointment to count, your completed CDI voting instruction form must be received by Computershare
(Aus) no later than 8:00 a.m. Dublin time / 3:00 a.m. New York time / 5:00 p.m. Sydney time on August 16, 2026.
To obtain a free copy of CDN’s Financial Services Guide, or any Supplementary Financial Services Guide, go to https://
www.asx.com.au/content/dam/asx/participants/cash-market/bonds/chess-depositary-interests.pdf or phone 131279 from within
Australia or +61 2 9338 0000 from outside Australia to ask to have one sent to you.
If you submit a completed CDI voting instruction form to Computershare (Aus), but fail to select either of Option A or
Option B, you will be deemed to have selected Option A.
Lodgement Instructions
Completed CDI voting instruction forms may be lodged with Computershare (Aus) using one of the following methods:
1.by post to GPO Box 242, Melbourne, Victoria 3001, Australia;
2.by delivery to Computershare at Yarra Falls, 452 Johnston Street, Abbotsford, VIC 3067, Australia;
3.online at www.investorvote.com.au; or
4.by facsimile to 1800 783 447 from inside Australia or +61 3 9473 2555 from outside Australia.
Written instructions to the Chair (if required) may be lodged by the nominated proxy with Computershare (Aus) using one of the following methods:
1.by facsimile to 1800 783 447 from inside Australia, or +61 3 9473 2555 from outside Australia; or
2.by email to jhxmeetings@computershare.com.au.
If the nominated proxy is a corporate and the written instructions will be submitted by a representative of the corporate, the appropriate 'Certificate of Appointment of Corporate Representative' form will also need to be provided along with the written instructions. A Certificate of Appointment of Corporate Representative form may be obtained from Computershare (Aus) or online at www.investorcentre.com under the help tab by clicking on “Printable Forms”.Printable Forms
How many votes are needed for approval of each proposal?
Proposal 2: The alternative among annually, two years or three years will be determined by the affirmative “FOR” vote of a majority of votes cast on this resolution. In the event no alternative receives a majority of the votes cast, the frequency that receives the most votes in favor will be considered to be the frequency recommended on an advisory basis by our shareholders.
Brokers do not have authority to vote on this proposal without instructions from the beneficial owner. Abstentions and broker non-
votes are not considered votes cast and will have no effect on the outcome of this proposal.
Proposal 9: As a special resolution under the Companies Act 2014, approval requires the affirmative "FOR" vote of not less than
75% of the votes cast on this resolution. Brokers do not have authority to vote on this proposal without instructions from the beneficial owner. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of this proposal.
All other proposals (other than Proposals 2 and 9, as outlined above): The affirmative vote of a majority of votes cast in person or represented by proxy at the AGM. Except for Proposals 8(A) and 8(B), brokers do not have authority to vote on these proposals without instructions from the beneficial owner. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of all other proposals.
Voting results will be tabulated and certified by the inspector of election appointed for the AGM.

James Hardie 2026 Proxy Statement	17

What is a quorum?
A quorum is the minimum number of shares required to be present at the AGM either in person or by proxy in order to properly hold the Annual General Meeting and conduct business pursuant to our Articles of Association (our “Articles”). The presence in person or represented by proxy of one or more shareholders holding at least 5% of our issued share capital and who are entitled to vote upon the business to be transacted at the Annual General Meeting will constitute a quorum for that matter at the AGM.
Where a separate vote by a class or classes is required for any matter, the holders of at least 5% of the outstanding shares of such class or classes, present in person or represented by proxy or corporate representative, shall constitute a quorum to take action with respect to that vote on that matter.
Can I change my vote?
If you are a Registered Holder and previously voted by Internet, scanning a QR Code or by mail, you may revoke your proxy or change your vote by:
•voting at a later date by Internet or scanning the QR code in accordance with the procedures for Registered Holders described under the sections titled “Voting on the Resolutions” above in advance of the proxy voting deadline;
•mailing a proxy card that is properly signed and dated with a later date than your previous proxy vote, in accordance with the procedures for Registered Holders described under the sections titled “Voting on the Resolutions,” and that is received in advance of the proxy voting deadline;
•attending the AGM in Dublin and voting during the AGM; or
•sending a written notice of revocation to the Company Secretary, James Hardie’s Corporate Headquarters, 1st Floor,
Block A, One Park Place, Upper Hatch Street, Dublin 2, D02 FD79, Ireland or by e-mail to
aoife.rockett@jameshardie.com, which notice of revocation must be received before commencement of the AGM.
If you are a Beneficial Holder, you must contact your broker, bank or other nominee to revoke a previously authorized proxy or
DTC voting instruction form.
If you are a CDI Holder, you may revoke the CDI voting instruction form or proxy authority previously submitted by delivering to
Computershare (Aus) a written notice of revocation bearing a later date than the CDI voting instruction form or proxy authority submitted, which must be received no later than 8:00 a.m. Dublin time / 3:00 a.m. New York time / 5:00 p.m. Sydney time on
August 16, 2026.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. The Board has designated the Chair of the Annual General Meeting as proxy holder. When proxies are properly dated, executed and returned, the Shares represented by such proxies will be voted at the
AGM in accordance with the instructions of the shareholder. Any proxy returned signed but without a named proxy holder or voting instructions, however, will be voted by the Chair in accordance with the Board's recommendations, or, if no such recommendation is given, at the Chair’s discretion. If any matters not described in this proxy statement are properly presented at the AGM, the proxy holders will use their own judgment to determine how to vote the Shares. If the AGM is postponed, adjourned or continued, the proxy holders can vote the Shares on the new AGM date as well, unless you have properly revoked your proxy instructions, as described above.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with the rules of the U.S. Securities and Exchange Commission (the “SEC”) and as permitted by the rules of the
ASX and other applicable law, we have elected to furnish our proxy materials, including this proxy statement and our 2026
Annual Report, primarily via the Internet to all shareholders (including Registered Holders, Beneficial Holders and CDI Holders)
as at June 29, 2026 (being the latest practicable date prior to the date of this Proxy Statement). Shareholders may request to receive all future proxy materials in printed form by mail or electronically by email by following the instructions contained in the
Notice. We encourage shareholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact and the cost of our Annual General Meetings of shareholders.
How are proxies solicited for the AGM?
Our Board is soliciting proxies for use at the AGM. All expenses associated with this solicitation will be borne by us. We will reimburse brokers, banks and other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank or other nominee holds Shares on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies. We have also retained Sodali & Co. to solicit proxies for a fee of $30,000 plus expenses.
How may my broker, bank or other nominee vote my Shares if I fail to provide timely directions?
Brokers, banks and other nominees holding Shares in street name for their customers are generally required to vote such Shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee may in some cases vote the Shares in their discretion but are not permitted to vote on certain proposals and may elect not to vote on any of the proposals unless you provide voting instructions. If the broker, bank or other nominee that holds your Shares in street name

James Hardie 2026 Proxy Statement	18

returns a proxy card without voting because it did not receive voting instructions from you on that proposal, this is referred to as a
“broker non-vote.” Broker non-votes are considered in determining whether a quorum exists at the Annual General Meeting. The effect of broker non-votes on the outcome of each proposal to be voted on at the Annual General Meeting is explained above.
Where can I find the voting results of the Annual General Meeting?
We will announce preliminary voting results at the AGM. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the AGM and will also disclose voting results on the ASX. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the AGM, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current
Report on Form 8-K as soon as they become available.
I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of proxy materials, or, where applicable, a Notice of Internet Availability of Proxy Materials, to households at which two or more shareholders reside. Each shareholder, however, still receives a separate proxy card if they receive paper copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Shareholders sharing an address who have been previously notified by their broker, bank or other nominee and have consented to householding will receive only one copy of our proxy statement and annual report or Notice of Internet
Availability of Proxy Materials. If you would like to opt out of this practice for future mailings and receive a separate proxy statement and annual report or Notice of Internet Availability of Proxy Materials for each shareholder sharing the same address, please contact your broker, bank or other nominee.
You may also obtain a separate proxy statement or annual report or Notice of Internet Availability of Proxy Materials without charge by sending a written request to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or
by calling Broadridge’s Householding Department at 1-866-540-7095. We encourage shareholders to contact us by telephone instead of physical mail to help ensure timely receipt of any request for proxy materials. Additional copies of the proxy statement or annual report or Notice of Internet Availability of Proxy Materials will be sent promptly upon receipt of such request.
Shareholders sharing an address that are receiving multiple copies of the proxy statement or annual report or Notice of Internet
Availability of Proxy Materials can request delivery of a single copy of the proxy statement or annual report or Notice of Internet
Availability of Proxy Materials by contacting their broker, bank or other nominee or sending a written request to Broadridge
Householding Department at the address above or by calling 1-866-540-7095.
What is the deadline to propose shareholder actions and director nominations for consideration at next year’s annual meeting of shareholders?
Rule 14a-8 Shareholder Proposals
As prescribed by Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of shareholders. For a Rule 14a-8 shareholder proposal to be timely and considered for inclusion in our proxy statement for our 2027 annual meeting of shareholders, the proposal must comply with all applicable requirements of Rule 14a-8, including with respect to ownership of Shares, and our Corporate
Secretary must receive the written proposal at our corporate headquarters by the deadline prescribed by Rule 14a-8 under the
Exchange Act, which will be March 3, 2027, Dublin time (provided the 2026 annual meeting of shareholders is not held more than
30 days from the first anniversary of the Annual General Meeting). SEC rules permit a proxy holder to vote in its discretion as to proposals that do not comply with this deadline (and in certain cases notwithstanding compliance with this deadline).
Shareholder proposals should be addressed to:
James Hardie Industries plc
Attention: Company Secretary
1st Floor, Block A
One Park Place, Upper Hatch Street
Dublin 2, D02 FD79, Ireland
If a shareholder who has notified us of his, her or its intention to present a Rule 14a-8 shareholder proposal at an annual meeting does not appear and a qualified representative of that shareholder does not appear to present his, her or its proposal at such annual meeting, such proposal shall be disregarded and we are not required to present the proposal for a vote at such annual meeting.
Other Shareholder Proposals
To be eligible for consideration at the 2027 AGM, any nomination or proposal of other business (other than a proposal pursuant to Rule 14a-8) by a shareholder must comply with our Articles, as amended from time to time, including with respect to the timely submission of any such nomination or proposal. Shareholders wishing to submit a nomination or proposal are encouraged to review the relevant provisions of our Articles in advance. To comply with the SEC’s universal proxy rules, shareholders who intend to solicit in support of director nominees other than our nominees and who seek to include such nominees on our proxy card under such rules must provide a notice to us that sets forth the information required by Rule 14a-19 under the Exchange Act

James Hardie 2026 Proxy Statement	19

by no later than June 21, 2027. Our Articles and Irish law provide other deadlines for submitting proposals including director nominations.
Availability of Corporate Governance Documents
This Statement, as well as the Company’s Articles, Board committee charters and the other key governance and corporate policies referenced in this Statement, as updated from time to time, are available on the Company’s investor relations website
(ir.jameshardie.com.au) or by requesting a copy from the Company Secretary at the Company’s corporate headquarters at 1st
Floor, Block A, One Park Place, Upper Hatch Street, Dublin 2, D02 FD79, Ireland.

James Hardie 2026 Proxy Statement	20

Board of Directors
Our directors have widespread experience, spanning general management, finance, corporate strategy, manufacturing, marketing and accounting expertise. Each non-executive director (“NED”) also brings valuable international experience that assists with James Hardie’s growth. For additional information, see “Corporate Governance” below.
Director Nominees

Nigel Stein
Independent, Non-Executive Director and Chair of the Board Appointed to the Board May 2020 Current term expires August 2026
Age	70
Committees	Nominating & Governance Committee (Chair)
Qualifications	Bachelor of Science in Mechanical Engineering (Edinburgh University); Chartered Accountant (CA) (Institute of Chartered Accountants of Scotland)
Expertise, experience and skills
Mr. Stein has extensive experience in the global automotive and manufacturing sectors. He previously served as Chairman of Inchcape plc (Inchcape), an automotive distribution, retail and financing company, a position he held from May 2018 to May 2024 and as a non-executive director from October 2015 to May 2024.
Prior to holding this position, Mr. Stein served as Chief Executive Officer of GKN Ltd (GKN)
(formerly GKN plc) from January 2012 to December 2017. He joined the automotive and aerospace components supplier in 1994 and during his time with GKN held various senior positions in general management and finance including six years as Group Chief Financial
Officer. Earlier in his career, Mr. Stein held senior finance positions with Laird plc and Hestair plc. From 2003 until 2011, he served as an independent non-executive director on the Board of
Ferguson (formerly Wolseley) plc, the leading specialist distributor of plumbing and heating products in North America. Mr. Stein is a member of the Institute of Chartered Accountants of
Scotland.

Other current directorships (Listed)	None
Other current directorships (Unlisted)	None
Former listed company directorships (last five years)	Inchcape PLC (LSE: INCH) (2015 - 2024)
Residency	United Kingdom

James Hardie 2026 Proxy Statement	21

Renee J. Peterson
Independent, Non-Executive Director Appointed to the Board November 2022 Current term expires August 2026
Age	65
Committees	Audit Committee (Chair)
Qualifications	B.S. in Accounting; Master of Business Administration (M.B.A); Certified Public Accountant (inactive)
Expertise, experience and skills
Ms .Peterson served as CFO for The Toro Company, a leading worldwide provider of innovative solutions for the outdoor environment with responsibility for all aspects of finance, information technology and investor relations, until March 2023. She continued to serve as Vice President until July 2023.
She previously served as Eaton Corporation’s Vice President of Finance and Planning for the
company’s truck and automotive segments.
Prior to joining Eaton, Ms. Peterson served in various financial leadership positions of increasing responsibility at Honeywell International over 25-years. Ms. Peterson’s career has spanned several different areas within the industrial sector, including aerospace, automotive, construction and consumer products.
She earned her Bachelor of Science degree in accounting from St. Cloud State University
Herberger Business School and an MBA from the University of Minnesota. She is a certified public accountant (inactive) and holds a six-sigma green belt certification.
Ms. Peterson is an independent director for Franklin Electric (FELE), a global leader in the manufacturing and distribution of water and energy products and solutions and is currently Audit
Committee Chair. She also serves as the executive sponsor for the Franklin Women’s Network.
She previously served on the Board of the Greater Twin Cities United Way (GTCUW) as the
Treasurer and Finance & Human Capital Committee Chair and was also a member of the
GTCUW Executive Committee. Ms Peterson is also a member of Women Corporate Directors.

Other current directorships (Listed)	Franklin Electric (NASDAQ: FELE) (since 2015)
Other current directorships (Unlisted)	None
Former listed company directorships (last five years)	None
Residency	United States

James Hardie 2026 Proxy Statement	22

Rob Sindel
Independent, Non-Executive Director Appointed to the Board June 2026 Current term expires August 2026
Age	61
Committees	Nominating & Governance Committee (Member)
Qualifications	Bachelor of Engineering (Mech); Master of Business Administration (M.B.A.)
Expertise, experience and skills
Mr. Sindel is the former Managing Director and Chief Executive Officer of CSR Limited from
January 2011 until September 2019. The majority of his 35-year career has been spent in the
Global Building Products and Construction materials sector, working in ANZ, the US, the UK and
Europe.
Mr. Sindel is an engineer by profession who has continued to develop his skills by completing additional study in finance, strategy, leadership and cultural change management. This has enabled him to drive change, M&A and cultural integration in several different businesses and geographies. Mr. Sindel is currently the Chair of Mirvac Limited, an ASX-listed development and construction company, since January 2023. Mr. Sindel is also currently the Chair of Orora
Limited, an ASX-listed global producer of premium glass bottles and aluminum cans, since
February 2020.

Other current directorships (Listed)	Mirvac Limited (ASX: MGR) (since 2023); Orora Limited (ASX: ORA) (since 2020)
Other current directorships (Unlisted)	None
Former listed company directorships (last five years)	None
Residency	Australia

James Hardie 2026 Proxy Statement	23

Continuing Directors

Aaron Erter
Chief Executive Officer and Executive Director Appointed to the Board September 2022
Age	52
Committees	Integration & Performance Committee (Member)
Qualifications	B.S. in Economics, Master of Business Administration (M.B.A.)
Expertise, experience and skills
Aaron Erter was appointed as Chief Executive Officer in September 2022.
Mr. Erter brings over 25 years of experience in the consumer and industrial sectors, with extensive expertise in strategy development, marketing, sales, and mergers and acquisitions.
Before joining James Hardie, he served as CEO of PLZ Corp and held prominent roles such as
Global President of the Consumer and Industrial businesses at Sherwin-Williams, and Senior
Vice President and General Manager of North America Consumer Products at Valspar.
Additionally, he spent 15 years in various leadership positions at Stanley Black & Decker, where he managed sales and marketing for the Black & Decker and DEWALT brands.
Mr. Erter serves on the Board of Directors for Ball Corporation and Chicagoland Habitat for
Humanity. He is a member of the Pro Football Hall of Fame National Advisory Board, a member of the Harvard Joint Center for Housing Studies and First Tee.
Mr. Erter holds a bachelor’s degree in economics from The University of Pennsylvania Wharton
School and a Master of Business Administration from the University of Notre Dame.

Other current directorships (Listed)	Ball Corporation (NYSE: BALL) (since 2024)
Other current directorships (Unlisted)	None
Former listed company directorships (last five years)	None
Residency	United States

James Hardie 2026 Proxy Statement	24

Howard Heckes
Independent, Non-Executive Director Appointed to the Board July 2025 Current term expires 2028 AGM
Age	61
Committees	Audit Committee (Member); Integration & Performance Committee (Member)
Qualifications	B.S. in Industrial Engineering, M.S. in Industrial Engineering
Expertise, experience and skills
Mr. Heckes is a former director of AZEK, a position he held from November 2020 to June 2025.
Prior to joining AZEK, he was the President, Chief Executive Officer and board member of
Masonite International Corporation, a leading global designer, manufacturer, marketer and distributor of interior and exterior doors and door solutions, and served in that role from June
2019 until it was acquired in May 2024. From 2017 to 2019, Mr. Heckes served as Chief
Executive Officer of Energy Management Collaborative, a privately held company providing LED lighting and controls and IoT conversion systems and service solutions based in Plymouth,
Minnesota.
Previously, Mr. Heckes served in various senior operations roles at The Valspar Corporation, including as Executive Vice President and President of Global Coatings from 2014 to 2017 and as Senior Vice President, Global Consumer from 2008 to 2014. Prior to joining Valspar, Mr.
Heckes held various leadership roles at Newell Rubbermaid, including President of Sanford
Brands and President of Graco Children’s Products. Mr. Heckes currently serves as an independent director of Airtron, a privately held HVAC installation and service company, and
Beazer Homes (NYSE: BZH), a leading national homebuilder in energy-efficient construction.

Other current directorships (Listed)	Beazer Homes USA, Inc. (NYSE: BZH) (since 2025)
Other current directorships (Unlisted)	Airtron Heating & Air Conditioning Inc (since 2024)
Former listed company directorships (last five years)	The AZEK Company Inc (NYSE:AZEK) (2020 – 2025), Masonite International Corporation (NYSE:DOOR) (2019 – 2024)
Residency	United States

James Hardie 2026 Proxy Statement	25

Gary Hendrickson
Independent, Non-Executive Director Appointed to the Board July 2025 Current term expires 2028 AGM
Age	69
Committees	People & Compensation Committee (Chair); Nominating & Governance Committee (Member)
Qualifications	Bachelor of Arts, Psychology; Master of Business Administration (M.B.A.)
Expertise, experience and skills
Mr. Hendrickson is former director and Chair of AZEK, a leading manufacturer of environmentally sustainable outdoor living products, positions he held from May 2017 to June
2025. Mr. Hendrickson also previously served as the Chairman and Chief Executive Officer of the Valspar Corporation, a global paint and coatings manufacturer, from June 2011 to June
2017, and was its President and Chief Operating Officer from February 2008 until June 2011.
Mr. Hendrickson held various executive leadership roles with the Valspar Corporation from 2001 until 2017, including positions with responsibilities for the Asia-Pacific operations. Mr.
Hendrickson also serves as a director of Polaris Industries Inc., a publicly traded global manufacturer and seller of off-road vehicles, including all-terrain vehicles and snowmobiles and served as a director of Waters Corporation, a leading specialty measurement company and pioneer of chromatography, mass spectrometry and thermal analysis innovations serving the life, materials and food sciences, from 2018 to 2022.

Other current directorships (Listed)	Polaris Industries Inc. (NYSE:PII) (since 2011)
Other current directorships (Unlisted)	None
Former listed company directorships (last five years)	The AZEK Company Inc (NYSE:AZEK) (2017 – 2025), Waters Corporation (NYSE:WAT) (2018 - 2022)
Residency	United States

James Hardie 2026 Proxy Statement	26

John Pfeifer
Independent, Non-Executive Director Appointed to the Board May 2024 Current term expires 2027 AGM
Age	60
Committees	People & Compensation Committee (Member)
Qualifications	Bachelor of Arts, Economics and Japanese Language and Culture (University of Michigan)
Expertise, experience and skills
Mr. Pfeifer is Oshkosh Corporation’s President and Chief Executive Officer and is a member of the company’s Board of Directors, positions he has held since April 2021. He served as
President and Chief Operating Officer from 2019 to 2021.
Prior to joining Oshkosh Corporation in 2019, Mr. Pfeifer served 13 years with Brunswick
Corporation in various leadership positions across Europe, the Middle East, Africa and Asia
Pacific, most recently as Senior Vice President and President of Mercury Marine, a global leader in marine propulsion systems, parts and accessories.
Earlier in his career, Mr. Pfeifer held executive and general management positions with ITT
Corporation and Milacron, Inc. He brings over 30 years of senior leadership and global management experience.
Mr. Pfeifer also serves on the Board of Directors at Froedtert ThedaCare Health, Inc., the
National Exchange Bank and Trust in Fond du Lac, Wisconsin, and the National Association of
Manufacturers (NAM).

Other current directorships (Listed)	Oshkosh Corporation (NYSE: OSK) (since 2021)
Other current directorships (Unlisted)	Froedtert ThedaCare Health, Inc. (since 2023); National Exchange Bank & Trust (since 2015); National Association of Manufacturers.
Former listed company directorships (last five years)	The Manitowoc Company, Inc (NYSE: MTW) (2016 - 2024)
Residency	United States

James Hardie 2026 Proxy Statement	27

Suzanne B. Rowland
Independent, Non-Executive Director Appointed to the Board February 2021 Current term expires 2027 AGM
Age	64
Committees	Audit Committee (Member); People & Compensation Committee (Member); Nominating & Governance Committee (Member)
Qualifications	B.S. in Chemical Engineering (University of Pennsylvania); Master of Science in Business Studies (London Business School)
Expertise, experience and skills
Ms. Rowland has extensive senior executive experience leading complex global materials and industrial businesses. She most recently served as Group Vice President of the Industrial
Specialties business at Ashland Global Holdings Inc. from 2016 to 2019 where she aligned commercial and asset strategies driving focused profitable growth.
Prior to this, Ms. Rowland served in separate Vice President and General Manager roles in Tyco
International plc between 2009 and 2015 where she led significant improvements in customer relationships, market share gains, pricing, operational execution, and acquisition integration.
Before joining Tyco, Ms. Rowland worked for Rohm and Haas Company for over twenty years, where she held multiple senior executive roles including turning around the global Adhesives division and leading Procurement & Logistics for the company.
In 2023, Ms. Rowland earned the Sustainability and Climate Risk Certificate from the Global
Association of Risk Professionals.

Other current directorships (Listed)	None
Other current directorships (Unlisted)	Kenan Advantage Group, Inc. (since 2024)
Former listed company directorships (last five years)	SPX Flow, Inc. (NYSE: SPXC) (2018-2022); L.B. Foster Co. (NASDAQ: FSTR) (2008-2022); Sealed Air Corporation (NYSE: SEE) (2020-2026)
Residency	United States

James Hardie 2026 Proxy Statement	28

Jesse Singh
Non-Executive Director Appointed to the Board July 2025 Current term expires 2028 AGM
Age	60
Committees	Integration & Performance Committee (Chair)
Qualifications	B.S. in Electrical Engineering, Master of Business Administration (M.B.A.)
Expertise, experience and skills
Mr. Singh is the Chief Executive Officer and director of Fortune Brands Innovations, Inc. since
June 2026. Prior thereto, he was the former director, Chief Executive Officer and President of
AZEK, positions he held from June 2016 to June 2025. Prior to joining AZEK, Mr. Singh worked for 14 years at the 3M Company, a manufacturer and marketer of a range of products and services through its safety & industrial, transportation & electronics, health care and consumer segments, and served in numerous leadership roles at 3M, including Chief Commercial Officer,
President of 3M’s Health Information Systems business and VP of the Stationery and Office supplies business, which included the iconic Post-it and Scotch Brands.
During his career at 3M, Mr. Singh was involved in running 3M’s worldwide, customer-facing operations, which was comprised of approximately 4,000 shared services, 12,000 sales and
5,000 marketing professionals. He also served as CEO of 3M’s joint venture in Japan and led
3M’s global electronics materials business. Mr. Singh currently serves on the board of Carlisle
Companies Incorporated and serves as chair of its compensation committee and as a member of its audit committee.

Other current directorships (Listed)	Carlisle Companies Incorporated (NYSE:CSL) (since 2017)
Other current directorships (Unlisted)	None
Former listed company directorships (last five years)	The AZEK Company Inc. (NYSE:AZEK) (2016 – 2025)
Residency	United States

James Hardie 2026 Proxy Statement	29

CORPORATE GOVERNANCE
Corporate Governance Overview and Highlights
The Company believes strong corporate governance is essential to achieving both its short and long-term performance goals and to maintaining the trust and confidence of investors, employees, customers and other stakeholders. The Board follows, both formally and informally, corporate governance principles designed to assure that the Board, through its membership, composition,
Board committee structure and governance practices, is able to provide informed, competent and independent guidance and oversight and thereby promote long-term shareholder value. Corporate governance highlights include the following:
•Independent board chair;
•Board composed of all non-executive directors (other than CEO);
•100% independent committee members of standing committees;
•Majority-of-votes-cast voting standard for director elections;
•Directors actively and directly involved in year-round shareholder engagement;
•Board refreshed, including four new directors since July 1, 2025;
•Independent directors regularly meet in executive sessions without management;
•Established ad hoc Integration and Performance Committee to ensure active board involvement in AZEK integration and company performance;
•Policies in place prohibiting short sales, hedging, margin accounts and pledging of our stock applicable to all employees and directors;
•Rigorous stock ownership policy for officers and directors;
•No supervoting stock; and
•Shareholder ability to call special meetings.
Corporate Governance Framework and Practices
The Role of the Board and Management
The principal role of the Board is to promote and protect shareholder value by providing strategic guidance to management and overseeing management’s implementation of the Company’s strategic goals and objectives. On an annual basis, the Board reviews the Company’s strategic priorities with management, including the Company’s business plan, and leads discussions on execution strategy, including budgetary considerations, to ensure that the Company has the appropriate resources to deliver the agreed strategy. The Board also monitors operational and financial performance against the Company’s goals on an ongoing basis throughout the year. To enable it to do this, the Board receives operational and financial updates at every scheduled Board meeting.
In accordance with the provisions of the Company’s Articles, the Board committee charters and other applicable governance and corporate policies, the Board has delegated a number of powers to Board committees and responsibility for the day-to-day management of the Company’s affairs and the implementation of corporate strategy to the CEO. The responsibilities delegated to the CEO are established by the Board and include limits on the way in which the CEO can exercise such authority. In addition, the
Board has also reserved certain matters to itself for decision, including:
•appointing, removing and assessing the performance and compensation of the CEO and CFO;
•the appointment and removal of the Company Secretary;
•succession planning for the Board and the CEO and defining the Company’s management structure and responsibilities;
•approving the overall strategy for the Company, including the business plan and annual operating and capital expenditure budgets;
•ensuring that the Company has in place an appropriate risk management framework and that the risk appetite and tolerances are set at an appropriate level;
•ensuring that the Company has in place an appropriate framework for relevant information to be reported by management to the Board;
•convening and monitoring the operation of shareholder meetings and approving matters to be submitted to shareholders for their consideration;
•approving annual and periodic reports, results announcements and related media releases, and notices of shareholder meetings;

James Hardie 2026 Proxy Statement	30

•approving the dividend policy and interim dividends and, when appropriate, making recommendations to shareholders regarding the annual dividend;
•reviewing the authority levels of the CEO and management;
•approving the compensation framework for the Company;
•overseeing corporate governance matters for the Company;
•approving corporate-level Company policies;
•considering management’s recommendations on various matters which are above the authority levels delegated to the
CEO or management;
•oversight of sustainability-related topics and strategy; and
•any other matter which the Board considers appropriate to be approved by the Board.
The Board also maintains strong oversight of the ongoing integration of the legacy James Hardie business with the acquired
AZEK business. As part of such oversight, the Board established the Integration & Performance Committee, which is chaired by
Mr. Singh, AZEK’s former CEO, and includes and has included Mr. Erter and other non-executive directors with extensive M&A and executive experience, demonstrating the centrality of the Board’s focus on ensuring the success of such integration. The
Board also regularly receives updates from across the management team regarding overall integration efforts with a focus on particularly high-priority initiatives. The activities of the Integration & Performance Committee are described in more detail below.
In discharging its duties, the Board aims to take into account, within the context of the industry in which the Company operates, the interests of the Company (including the interests of its employees), shareholders, and other stakeholders, and where possible, aligns its activities with current best practices in the jurisdictions in which the Company operates.
The full list of those matters reserved to the Board is formalized in our Board Charter and Corporate Governance Guidelines,
which is available on our investor relations website (ir.jameshardie.com.au).
Composition of the Board
As of the date of this Proxy Statement, the Board comprises eight non-executive directors (including the Chair) and one executive director (being the CEO). In accordance with the Company’s Articles, the Board must have no less than three and not more than twelve directors, with the precise number to be determined by the Board having regard to the requirements of the business and the need to manage changes to board composition and board committees without undue disruption.  For additional information with respect to each member of the Board, see “Board of Directors”.

Director	Board tenure	Independence
Nigel Stein	May 14, 2020	Chair and independent non-executive director
Aaron Erter	September 1, 2022	Chief Executive Officer and executive director
Howard Heckes	July 1, 2025	Independent non-executive director
Gary Hendrickson	July 1, 2025	Independent non-executive director
Renee Peterson	November 30, 2022	Independent non-executive director
John Pfeifer	May 16, 2024	Independent non-executive director
Suzanne B. Rowland	February 4, 2021	Independent non-executive director
Jesse Singh	July 1, 2025	Non-executive director
Rob Sindel	June 1, 2026	Independent non-executive director
Mr. Harold Wiens retired as a non-executive director of the Board on 1 July 2025. At the conclusion of the 2025 annual general meeting, the following directors no longer served on the Board – Ms. Anne Lloyd (also Chair), Mr. Peter-John Davis and Ms. Rada
Rodriguez. Mr. Nigel Stein, independent, non-executive director, was appointed as Chair of the Board on November 17, 2025. In addition, the Board was renewed with three non-executive directors in fiscal year 2026, Messrs. Howard Heckes, Gary
Hendrickson and Jesse Singh, on July 1, 2025 as part of the AZEK acquisition and one non-executive director following fiscal year
2026, Mr. Rob Sindel on June 1, 2026.
In May 2026, the Board realigned the Board’s classes to reflect the addition of Mr. Sindel to the Board and to better balance the three classes. In addition, the Board anticipates that Mr. Stein will, if re-elected, become a Class III director following the Annual
General Meeting in order for our Chair to be subject to re-election by our shareholders again in 2027, in advance of the normal three-year cycle for our directors.
Directors may be elected by the Company’s shareholders at general meetings or appointed by the Board and elected at the next annual general meeting if there is a vacancy. A person appointed as a director by the Board must submit himself or herself for election by shareholders at the next AGM. The Board and our shareholders have the right to nominate candidates for the Board in

James Hardie 2026 Proxy Statement	31

accordance with applicable law and our Articles. Directors may be removed by the Company’s shareholders at a general meeting.
In accordance with the Company’s Articles and the ASX Listing Rules, no director (other than the CEO) shall hold office for a continuous period of more than three years without being re-elected by shareholders at an AGM. The Company’s Articles currently provide for a classified Board structure, and the Board is divided into three classes (excluding the CEO). Upon the expiration of the term of a class of directors at an AGM, each director in that class may, if willing to act and if the Board so recommends, put themselves forward for re-election at that same AGM to serve from the time of re-election until the third AGM following his or her re-election.
The Board is proposing amendments to the Company's Articles of Association at the Annual General Meeting in order to apply the classified Board provisions consistently to all directors, including the Chief Executive Officer, to better align our governance provisions with practices among U.S. public companies. If Proposal 9 set forth elsewhere in this Proxy Statement were to pass, following the Annual General Meeting, our Board, upon the recommendation of the Nominating and Governance Committee, will add the CEO to a to-be-determined class of directors.
Director Independence
In accordance with applicable listing standards and its Board and committee charters, the Company requires that a majority of directors on the Board and the Board committees be independent, unless a greater number is required to be independent under the rules and regulations of the ASX, the NYSE or other applicable regulatory body. Additionally, the Company’s Board and committee charters provide that the Chair of the Board and each standing committee (i.e., Audit Committee, Nominating &
Governance Committee and People & Compensation Committee) must also be independent, non-executive directors, except in unusual circumstances.
All directors are expected to bring their independent views and judgment to the Board and Board committees and must declare any potential or actual conflicts of interest. For a director to be considered independent, the Board must determine the director does not have any direct or indirect business or other relationship that could materially interfere with such director’s exercise of independent judgment and to act in the best interests of the entity as a whole rather than in the interests of an individual shareholder or other party. In assessing the independence of each director, the Board considers the standards for determining director independence set forth in the ASX Corporate Governance Principles and Recommendations and the NYSE Listing
Standards and evaluates all potential conflicting relationships on a case-by-case basis, considering the materiality of each potential or actual conflict of interest.
During fiscal year 2027, the Board, with the assistance of the Nominating & Governance Committee, undertook an independence assessment of each director. The Board determined that, with the exception of Aaron Erter, the current CEO of the Company, and
Jesse Singh, the former CEO of AZEK, all other members of the Board of Directors are independent.  In addition, each member of the Audit Committee and the People & Compensation committee satisfies applicable heightened independence standards for such committee. There are no family relationships among any of our directors and/or our executive officers.
Board Leadership Structure
In an effort to promote efficient undertaking of its roles and responsibilities, the Board has appointed one of its independent, non-
executive members, Mr. Nigel Stein, as Chair of the Board. In his role as Chair of the Board, Mr. Stein co-ordinates the Board’s duties and responsibilities and acts as an active liaison between management and the Company’s non-executive directors, maintaining frequent contact with the CEO and other members of management. In his role as Chair of the Board, Mr. Stein also:
•provides leadership to the Board and helps set the annual board calendar and quarterly meeting agendas;
•chairs Board and shareholder meetings;
•facilitates Board discussions; and
•monitors, evaluates and assesses the performance of the Board and Board committees, and attends meetings of the
Audit, People & Compensation and Nominating & Governance committees.
Evaluation of Director Candidates; Director Qualifications and Board Diversity
The Board’s overriding desire is to maximize its effectiveness by appointing the best candidates for vacancies and closely reviewing the performance of directors subject to re-election. Directors are not automatically nominated for re-election. Nomination for re-election is based on a number of factors, including an assessment of their individual performance, independence, tenure, and their skills and experience relative to the needs of the Company. The Nominating & Governance Committee and the Board
discuss the performance of each director due to stand for re-election at the next annual general meeting before deciding whether to recommend their re-election.
As part of the appointment process, the Nominating & Governance Committee, in consultation with the Board, considers the size and composition of the Board, the current range of skills, competencies and experience and the desired range of skills, as well as
Board renewal, succession and diversity plans. The Nominating & Governance Committee identifies suitable candidates, with assistance from an external consultant, where appropriate, and a number of directors meet with those candidates. Prior to the
Board selecting the most suitable candidate (based on a recommendation from the Nominating & Governance Committee), the
Board, with the assistance of external consultants, conducts appropriate background and reference checks.

James Hardie 2026 Proxy Statement	32

During fiscal year 2026, the Nominating & Governance Committee continued to execute its forward-looking plan for Board and
Committee succession, to ensure orderly succession to key posts, effective recruitment and smooth onboarding of new members
(including any required transition). The plan is regularly reviewed by the Board, supported by updates and reports to the Board from the Nominating & Governance Committee.
Our Approach to Board Composition and Skills
The Board seeks to ensure it maintains an appropriate mix of skills, experience, and expertise to promote diversity of thought, maximize its effectiveness, and build a culture equipped to meet the current and emerging challenges and opportunities that
James Hardie faces.
Our Board Skills Matrix, reviewed annually, is a key tool used by the Board to identify strengths and development areas that may require ongoing professional development and/or used as a key input into Board succession planning. In addition, our Board operates under the premise that all Directors have:
•A clear understanding of regulatory and legal compliance matters and Director responsibilities, duties, and stakeholder expectations;
•A strong understanding of its ethical obligations to all stakeholders and factors that may influence and impact our social license to operate, including with respect to our sustainability culture and strategy;
•Clarity on our purpose, strategy and culture and the ability each Director has in shaping these attributes in a prudent manner, with consideration of both financial and non-financial risks;
•Willingness to challenge management and the status quo;
•Willingness to demonstrate their technical ability and depth and breadth of experience and continuously learn and develop their skills to further James Hardie’s growth and success; and
•Adopt a collaborative approach, encouraging a diversity of perspectives.
In 2024, the Board engaged an independent provider to conduct an external review of our current Board Skills Matrix, with a view to ensure that:
•Disclosed skills and expertise are clearly aligned to those required to provide appropriate oversight of James Hardie’s strategic objectives, as well as current and emerging risks, challenges, and opportunities within our industry; and
•Skill definitions and assessment criteria are more robust and reflective of James Hardie’s size, scale, and complexity.
In line with the process undertaken in previous years, during fiscal year 2026, each Director undertook a detailed survey to assess the Director’s current capabilities against our desired mix of skills and experience.
The Board, with assistance from the Nominating & Governance Committee, will consider these skills as part of any future succession planning processes, as well as ongoing professional development activities for the Board – including (but not limited
to) accredited external training courses, engagement of external subject matter experts and in-house presentations.
The following lists the mix of skills and experience the Board has and is looking to achieve, their strategic importance to James
Hardie and level of representation on the current Board. The information below reflects skills and experience of our Non-Executive
Directors only and is exclusive of our CEO.

Skill/Experience	Description	Relevancy to James Hardie	Representation on Board
Industry
Manufacturing	Former or current executive role in the manufacturing sector, with experience in the fiber cement and building products industry and in-depth industry knowledge and experience in lean manufacturing.
To remain at the forefront of the
building products industry, the JHX
Board must have the relevant
technical and operational experience
within the industry and knowledge
about how the Company’s products
are manufactured.

James Hardie 2026 Proxy Statement	33

Skill/Experience	Description	Relevancy to James Hardie	Representation on Board
Materials
Former or current executive role in the
materials industry, including building
materials/products. In-depth industry
knowledge and understanding of the key
risks and opportunities in building
materials or residential housing.

Achievement of JHX's mission to be
the most respected and desired
building materials brand in the world
requires the JHX Board to have
experience and understanding of the
materials industry, particularly the
building materials and/or residential
construction industry.

Commercial
Strategy
Experience in enterprise-wide strategy
development and implementation,
managing business operations, and
designing an effective capital
management framework. Experience
working in an industry with projects
involving large-scale capital outlays and
long-term investment horizons in the
planning and execution phases.

As the company seeks to grow its
market share globally and innovate
its product offering, we will draw upon
Directors’ experience in assessing,
developing and executing challenging
strategic plans and driving growth.

Risk Management
Senior executive role or substantial board
experience with robust risk management
frameworks in a large or medium-sized
organization, preferably with global
operations. Demonstrable ability to
analyze financial and non-financial risks
and opportunities and develop and
implement successful business strategies.

The Board is expected to maintain
strong oversight of JHX’s long-term
risk management plan, including
monitoring the effectiveness of
management’s approach and
mitigation of relevant financial and
non-financial risks.

Financial Acumen/ Corporate Finance
Chartered Accountant (CA), Certified
Public Accountant (CPA) or former or
current CFO role in a listed company with
the ability to choose the most appropriate
accounting framework. In-depth
understanding of key financial drivers of
business and corporate finance, with
proven experience with M&A, capital
raisings, capital restructuring,
divestments, and spin-offs.

The Board is required to understand
financial principles and be able to
evaluate JHX’s financial reporting
and other periodic corporate
reporting, to ensure timely and
accurate disclosures. Directors
should ensure disclosure is aligned to
the reporting requirements of the
different jurisdictions JHX operates
in.

Information Technology/ Data Analytics/ Cyber Security
Expertise and experience with digital
platforms and customer interfaces,
information technology and systems,
software, cyber security, social media,
digital marketing, programming and
creating and developing efficient
technological processes.

As JHX continues to grow its global
presence, Directors need to be aware
of the technological risks and
opportunities to the business,
particularly with regard to data
analytics and cyber security,
technologies that enable better
efficiency, and those which could
protect the Company from external
disruptors. Technological
advancements may impact JHX’s
positioning in the market and provide
opportunities for new products,
services, processes and supply
chains which Directors must be
aware of when making decisions
regarding the Company’s business
strategy.

James Hardie 2026 Proxy Statement	34

Skill/Experience	Description	Relevancy to James Hardie	Representation on Board
Market Experience/ Customer Centricity/ Innovation
Proven experience in product innovation
and diversification, creating and
developing efficient technological
processes, implementing improvements
to business processes and internal
systems. Proven experience in next
generation insight, digital and customer
experience, as well as retail industry and
merchandise expertise.

Industry-leading innovation is critical
for JHX to remain at the forefront of
the building materials industry by
providing differentiated solutions to
customers. It is important for
Directors to have a sufficient level of
expertise in innovation to be able to
assess and oversee the development
of new products, processes and
systems.

Global Business Experience
Former or current executive role in
overseas markets where James Hardie
operates, with a strong understanding of
global markets and different macro-
political and economic environments.
Experience in developing and
implementing successful and sustainable
operational/governance structures in new
geographies and jurisdictions.

JHX’s global presence and ambition
to solidify and expand its international
footprint requires Directors to have
experience in roles that require global
leadership and an understanding of
regional political, regulatory, cultural
and business environments. It is
critical for the Board to have
experience in and knowledge of
markets we currently operate in
(Australia, North America and
Europe), as well as those we may
enter in the future.

Sales, Marketing & PR
Former or current executive role with
direct responsibilities for brand and
product marketing, business
development, promotion, sales and
communications. Experience in an
investor relations role. Experience in
dealing with a crisis, controversy,
accidents, special events and crisis
management.

To meet our ambition of profitably
growing market share, Directors must
have a working knowledge of
different aspects of business
development, marketing of products,
key market demand influences,
competitors and market trends.

Leadership, Governance & Compliance
Executive Leadership	Senior executive role in a publicly listed entity in Australia or overseas, with proven track record of leadership, overseeing culture and governance.	Strong executive leadership includes effective succession planning, overseeing culture, and demonstrating and promoting behaviors/ actions that align with our purpose, vision, mission and core values.
Board Experience
Experience as a non-executive director in
a publicly listed entity in Australia or
overseas, with proven track record of
leadership and governance skills,
including consideration of emerging
expectations in governance.
The Board should set the ‘tone from the top’ by acting with integrity and accountability, and a commitment to the highest standards of corporate governance.

James Hardie 2026 Proxy Statement	35

Skill/Experience	Description	Relevancy to James Hardie	Representation on Board
Culture, Human Resources & Compensation
Experience in building workforce
capability, leading large, diverse and
geographically distributed teams, and
understanding / influencing organizational
culture. Senior executive role or board
experience with compensation
frameworks that aim to attract and retain
high caliber of executives and other
employees. Experience in managing
recruitment, talent development and
training, retention and turnover.

In line with JHX’s values of
‘embracing our diversity’ and
‘collaborate for greatness’, it is crucial
for Directors to bring their skills and
experience in overseeing culture,
talent management, succession
planning, and demonstrating values-
based behaviors.

Public Policy & Regulation
Former or current role in government, a
government organization, body, entity or
institution (including the Australian
Takeovers Panel or Foreign Investment
Review Board) of any jurisdiction where
James Hardie operates. Public and
private sector experience in economic
policy development and analysis.
Experience with regulatory and legal
compliance, and resolution of regulatory
issues and litigation/disputes, across a
wide range of jurisdictions.

As we operate in multiple global
jurisdictions, our Board must have a
strong understanding of current and
emerging regulatory and legal
policies and risks, which may impact
our operations, performance and
reputation.

People & Sustainability
Health & Safety	Proven experience in implementing and improving health and safety processes / management systems. Former or current member of another listed company's safety and health committee.
Our Zero Harm culture is an
imperative company value and a key
pillar under JHX’s sustainability
strategy. Accordingly, the Board must
endorse and support our commitment
to operating with safe people, safe
places and safe systems, through
understanding the health and safety
risks that employees and third parties
are exposed to.

Environment
Proven experience in ensuring
compliance-based environmental
procedures and methods, creating and
developing processes and products with a
focus on environmental management,
recycling, biodiversity and water
management. Former or current member
of another listed company's
environmental committee.

Operating within the building
materials industry, the Board must
consider the risks and opportunities
as they relate to JHX’s physical
environment and integrate the
management of environmental issues
into our sustainability and business
strategies, to ensure the business
operates in a sustainable and
resilient manner.

James Hardie 2026 Proxy Statement	36

Skill/Experience	Description	Relevancy to James Hardie	Representation on Board
Human Rights & Supply Chain Management
Demonstrable understanding of issues
related to human rights and supply
chains, particularly with respect to the
materials industry. Proven experience in
building long-term, sustainable community
and end-customer relations.

With ‘communities’ as a key pillar
under JHX’s sustainability strategy,
Directors are expected to endorse
and support initiatives that provide
better visibility into supply chains and
community relations, to reduce the
risk of breaches in human rights and
difficulties in maintaining the
Company’s social license to operate.

Directors must be able to devote a sufficient amount of time to prepare for, and effectively participate in, Board and Board committee meetings. While the Company does not have a formal policy with respect to the number of boards a director may be a member of, the Nominating & Governance Committee reviews the other commitments of directors annually and otherwise to ensure each director has sufficient capacity to perform his or her duties to the Company, as required. In fiscal year 2026, as part of the review, the Nominating & Governance Committee and Board noted that no audit committee member simultaneously serves on the audit committee of more than three public companies.
The Company does not have a retirement and tenure policy. The length of tenure of individual directors is one of many factors considered by the Board when assessing the independence, performance and contribution of a director, in succession planning, and as part of the Board’s decision-making process when considering whether a director should be recommended by the Board for re-election.
Board Committees
In order to ensure that the Board properly discharges its responsibilities and fulfills its oversight role, the Board has established the following standing Board committees:
•Audit Committee;
•People & Compensation Committee; and
•Nominating & Governance Committee.
Additionally, from time to time, the Board may establish ad hoc Board committees to address particular matters. In fiscal year
2026, the Board established the Integration & Performance Committee to oversee the integration of the AZEK acquisition.  This committee was established on an ad hoc basis and the Board will assess on at least an annual basis, or such shorter period as the Board deems advisable, if this committee remains necessary, and if determined not, the committee’s term shall expire.
Each standing Board committee meets at least quarterly and has scheduled an annual calendar of meetings and discussion topics to assist it to properly discharge all of its responsibilities. Each Board committee Chair reports to the Board at each scheduled
Board meeting on their activities.
Each of the standing Board committees operates under a written charter adopted by the Board. On an annual basis, each committee, with the assistance of the Nominating & Governance Committee, undertakes a review of its charter for consistency with applicable regulatory requirements and current corporate governance principles and practices. Each of the standing Board committee charters is available on our investor relations website (ir.jameshardie.com.au).
Full discussions of the role and oversight responsibilities for each standing committee follow.
Audit Committee

Director	Committee tenure	Independence
Renee Peterson (Chair)	November 30, 2022 Chair since November 2, 2023	Independent non-executive director
Howard Heckes	August 13, 2025	Independent non-executive director
Suzanne B. Rowland	February 6, 2021	Independent non-executive director
The Board has established the Audit Committee to oversee the adequacy and effectiveness of the Company’s accounting and financial policies and controls. The Audit Committee provides advice and assistance to the Board in fulfilling its responsibilities and, amongst other matters:
•overseeing the Company’s financial reporting process and reports on the results of its activities to the Board;

James Hardie 2026 Proxy Statement	37

•reviewing with management and the external auditor the Company’s annual and quarterly financial statements and reports to shareholders; discussing earnings releases as well as information and earnings guidance provided to analysts;
•reviewing and assessing the Company’s risk management strategy, policies and procedures and the adequacy of the
Company’s policies, processes and frameworks for managing risk to include strategic, operational, financial, treasury and
IT/cybersecurity risk and for identifying new emerging risks, including risks associated with artificial intelligence and the
Company’s adoption of such tools;
•exercising general oversight of the appointment and provision of all external audit services to the Company, the compensation paid to the external auditor, and the performance of the Company’s internal audit function;
•reviewing the adequacy and effectiveness of the Company’s internal compliance and control procedures;
•reviewing the Company’s compliance with legal and regulatory requirements; and
•establishing procedures for complaints regarding accounting, internal accounting controls and auditing matters, including any complaints from whistle-blowers.
To ensure the appropriateness and integrity of any periodic corporate records, the Audit Committee also reviews the Company’s annual report, together with other reports and materials provided to stakeholders, including annual and half-yearly financial statements, and our quarterly results materials, and recommend them to the Board for approval.
A more complete description of these and other Audit Committee functions is contained in the Audit Committee’s Charter, a copy of which is available on the Company’s investor relations website (ir.jameshardie.com.au).
The Audit Committee meets at least quarterly in a separate executive session with the external auditor and internal auditor, respectively. The Chair of the Audit Committee reports to the full Board following each Audit Committee meeting. As part of such report, the Chair of the Audit Committee will inform the Board of any general issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the Company’s risk management framework, the performance and independence of the external auditor, or the performance of the internal audit function.
All members of the Audit Committee are financially literate and have sufficient business, industry and financial expertise to act effectively as members of the Audit Committee. In addition, in accordance with the SEC rules, the Nominating & Governance
Committee and the Board have determined that Ms. Peterson and Mr. Stein qualify as “audit committee financial experts”, though
Mr. Stein does not currently serve on the Audit Committee. The skills, qualifications, experience and relevant expertise for each member are summarized in the Board biography section of this Annual Report.
People & Compensation Committee

Director[1]	Committee tenure	Independence
Gary Hendrickson (Chair)	August 13, 2025 Chair since May 14, 2026	Independent non-executive director
John Pfeifer	May 16, 2024	Independent non-executive director
Suzanne B. Rowland	April 21, 2022	Independent non-executive director
1 Mr. Persio Lisboa served as Chair of the People & Compensation Committee during fiscal year 2026 and until his resignation from the Board on
May 14, 2026.
The People & Compensation Committee oversees the Company’s overall compensation structure, policies and programs, assesses whether the Company’s compensation structure establishes appropriate incentives for management and employees, and approves any significant changes in the Company’s compensation structure, policies and programs aimed at attracting and retaining and focusing executives on sustainable value creation. Amongst other things, the People & Compensation Committee:
•administers and makes recommendations on the Company’s incentive compensation and equity-based compensation plans for senior management;
•reviews the compensation framework for the Company;
•reviews the compensation of directors;
•makes recommendations to the Board on the Company’s recruitment, retention and termination policies and procedures for senior management;
•receives periodic updates and provides guidance to management on matters, including employee culture, engagement, management and succession planning, as well as other special employee initiatives; and
•reviews the Company’s employee diversity, equity, inclusion and belonging programs and initiatives, including recruitment, retention, development, and internal communications.

James Hardie 2026 Proxy Statement	38

No individual director or senior executive is involved in deciding his or her own compensation.
A more complete description of these and other People & Compensation Committee functions is contained in the People &
Compensation Committee’s Charter, a copy of which is available on the Company’s investor relations website
(ir.jameshardie.com.au), and in the section titled “Compensation Discussion and Analysis” in this Proxy Statement.
Nominating & Governance Committee

Director	Committee tenure	Independence
Nigel Stein (Chair)	Member since October 26, 2020 Chair since May 14, 2026	Independent non-executive director
Gary Hendrickson	November 12, 2025	Independent non-executive director
Suzanne Rowland	May 14, 2026	Independent non-executive director
Rob Sindel	June 1, 2026	Independent non-executive director
The Board has established the Nominating & Governance Committee to identify and recommend to the Board individuals qualified to become members of the Board, develop and recommend to the Board a set of corporate governance principles, and perform a leadership role in shaping the Company’s corporate governance policies. The duties and responsibilities of the Nominating &
Governance Committee include:
•identifying and recommending to the Board individuals qualified to become directors;
•in conjunction with the Company Secretary, ensuring that new directors receive proper induction in order to fulfill their role;
•overseeing the evaluation of the Board and senior management and formulating succession plans for the CEO, CFO and senior executives;
•assessing the independence of each director;
•reviewing the conduct of the AGM; and
•performing a leadership role in shaping the Company’s culture and corporate governance policies.
A more complete description of these duties and responsibilities and other Nominating & Governance Committee functions is contained in the Nominating & Governance Committee’s Charter, a copy of which is available on the Company’s investor relations website (ir.jameshardie.com.au).
Integration & Performance Committee

Director[1]	Committee tenure	Independence
Jesse Singh	Member and Chair since November 13, 2025	Non-executive director
Aaron Erter	November 13, 2025	Executive director and CEO
Howard Heckes	November 13, 2025	Independent non-executive director
1 Mr. Persio Lisboa served as a member of the Integration & Performance Committee during fiscal year 2026 and until his resignation from the
Board on May 14, 2026.
The Integration & Performance Committee oversees the Company’s integration of The AZEK Company Inc. and the overall performance of the Company. Amongst other things, the Integration & Performance Committee:
•provides dedicated Board-level oversight of the integration process and the performance of the Company;
•monitors and reports on integration progress, risks and opportunities and the performance of the Company to the Board and shareholders;
•ensures alignment between management execution and shareholder interests; and
•provides transparent governance and accountability mechanisms to address shareholder interests regarding the integration process and company performance.
A more complete description of these and other Integration & Performance Committee functions is contained in the Integration &
Performance Committee’s Charter, a copy of which is available on the Company’s investor relations website
(ir.jameshardie.com.au).

James Hardie 2026 Proxy Statement	39

Board and Board Committee Meetings
The Board and each of the standing Board committees meet formally at least four times a year and on an ad hoc basis as deemed necessary or appropriate. Scheduled Board meetings are normally held over a period of one or two days, with Board committee meetings also taking place during such time. This meeting structure enhances the effectiveness of the Board and the
Board committees. The majority of Board and Board committee meetings are held at the Company’s corporate headquarters in
Ireland. At each scheduled meeting, the Board holds executive sessions without management present.
Prior to each scheduled Board or Board committee meeting, directors are provided timely and necessary information by Company management to allow them to fulfill their duties. The Nominating & Governance Committee periodically reviews the format, timeliness and content of information provided to the Board and Board committees. All directors receive access to all Board committee materials and may attend any Board committee meeting, whether or not they are members of such committee.
Directors also receive the minutes of each committee’s deliberations and findings, as well as oral reports from each Board committee Chair, at each scheduled Board meeting.
In discharging their duties, directors are provided with direct access to executive management and outside advisors and auditors.
The Board has regular discussions with the CEO and executive management regarding the Company’s strategy and performance, during which Board members formally review the Company’s progress. During the year, the Board and each Board committee develop and review an annual work plan created from the standing Board committee charters so that the responsibilities of each
Board committee are addressed at appropriate times throughout the year.
During fiscal year 2026, the Board held six meetings, the Audit Committee held four meetings, the People & Compensation
Committee held six meetings, the Nominating & Governance Committee held four meetings and the Integration & Performance
Committee held one meeting. Each director attended at least 75% of the meetings of our Board and of any Board committees of which they were a member during the year. The Company’s policy is that directors are encouraged and expected to attend each year’s annual general meeting, and eleven of the Company’s then-current directors attended the 2025 annual general meeting.
Board & Board Committee’s Performance Evaluation
The Nominating & Governance Committee oversees the Board and Board committee’s evaluation process and makes recommendations to the Board. The process involves the completion of purpose-designed surveys by each director and a private discussion between the Chair of the Board and each director, and the results are reviewed and discussed by the Nominating &
Governance Committee and the Board. Further, the Chair of the Nominating & Governance Committee discuss with the Board, the Chair’s performance and contribution to the effectiveness of the Board as well as the performance of each of the Board committees. The Board also has responsibility for overseeing and evaluating the Nominating & Governance Committee.
Induction and Continuing Development
The Company has an induction program for new directors, tailored to their existing skills, knowledge and experience, to position them to discharge their responsibilities effectively and to add value. The program includes an overview of the Company’s governance arrangements and directors’ duties in Ireland, the United States and Australia, plant and market tours to understand the Company’s strategic plans and impart relevant industry knowledge, briefings on the Company’s risk management and control framework, financial results and key risks and issues, and meeting other directors, the CEO and members of management. New directors are also provided with comprehensive orientation materials including relevant corporate documents and policies.
The Nominating & Governance Committee regularly assesses whether the directors as a group have the skills, knowledge and experience to deal with new and emerging business and governance issues and professional development is provided for identified gaps. In addition, the Company regularly schedules time at Board meetings to develop the Board’s understanding of the
Company’s operations, regulatory environment and material developments in laws, including updates on topical developments from management and external experts.
Independent Advice and Access to Information
In addition to their access to the Company Secretary and senior management, the Board, the Board committees and individual directors may all seek independent professional advice at the Company’s expense for the proper performance of their duties.
Indemnification
The Company’s Articles provide for indemnification of any person who is (or who was) a director, the Company Secretary, or an employee or any other person deemed by the Board to be an agent of the Company, who suffers any loss as a result of any action in discharge of their duties, in the absence of a willful act or default and subject to the provisions of the Irish Companies Acts and applicable NYSE Listing Standards.
The Company and certain of its subsidiaries have provided Deeds of Access, Insurance and Indemnity to directors and executives who are directors or officers of the Company or its subsidiaries.

James Hardie 2026 Proxy Statement	40

Global Code of Business Conduct
The Company seeks to maintain high standards of integrity and is committed to ensuring that the Company conducts its business in accordance with high standards of ethical behavior. The Company requires its employees to comply with both the spirit and the letter of all laws and other statutory requirements governing the conduct of the Company’s activities in each country in which the
Company operates. The Company has adopted a Global Code of Business Conduct (the “Code of Conduct”) which applies to all of the Company’s employees and directors. The Code of Conduct covers many aspects of corporate policy and addresses compliance with legal and other responsibilities to stakeholders. All directors and employees of the Company worldwide are required to review the Code of Conduct on an annual basis. As part of its oversight functions, the Audit Committee oversees the
Code of Conduct and reviews the policy on an annual basis. A copy of the Code of Conduct is available in the Corporate
Governance section of the Company’s investor relations website (ir.jameshardie.com.au).
The Company did not grant any waivers from the provisions of the Code of Conduct during fiscal year 2027.
Complaints/Ethics Hotline
The Code of Conduct provides employees with advice about who they should contact if they have information or questions regarding potential violations of the policy. Globally, the Company maintains an Ethics Reporting Policy, under which an ethics reporting hotline is operated by an independent external provider. This allows employees to report anonymously any concerns. All
Company employees worldwide are reminded at least annually of the existence of the ethics hotline, which is designed to help ensure compliance with all applicable laws and regulations (e.g., jurisdictional whistleblower procedures), promote the sound business practices embodied in Company policies and help avoid misconduct.
All complaints, whether to the ethics hotline or otherwise, are initially reported directly to the Chief Legal Officer, Employment
Counsel, Chief Human Resources Officer and the VP of Internal Audit (except in cases where the complaint refers to one of them). The material complaints are referred immediately to the Chair of the Board and the Audit Committee. Less serious complaints are reported to the Audit Committee on a quarterly basis.
Interested parties who have a concern about the Company’s conduct, including accounting, internal controls or audit matters, may communicate directly with the Company’s Chair of the Board, directors as a group, the Chair of the Audit Committee or Audit
Committee members. These communications may be confidential or anonymous, and may be submitted in writing to the
Company Secretary at the Company’s corporate headquarters or submitted by phone on +353 1 4119929. All concerns will be forwarded to the appropriate directors for their review and will be simultaneously reviewed and addressed by the Company’s Chief
Legal Officer in the same way that other concerns are addressed. The Company’s Code of Conduct, which is described above, prohibits any employee from retaliating or taking any adverse action against anyone for raising or helping to resolve a concern about integrity.
Insider Trading
The Company has adopted its Insider Trading Policy, which establishes policies and procedures governing transactions in the
Company’s securities by directors, officers, employees and the Company itself that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards. Under the Insider Trading Policy, certain of such persons may generally conduct transactions in the Company’s securities during a four week period beginning two days after the announcement of quarterly or full year financial results, or such other periods as may be designated by the Board provided that such persons are not in possession of material, non-public information. The Insider Trading Policy also contains pre-
clearance requirements for certain designated employees and directors, as well as general prohibitions on hedging and pledging activities or selling any shares for short-swing profit. There is a general prohibition on hedging unvested shares, options or RSUs.
A copy of the Insider Trading Policy is available on the Company’s investor relations website (ir.jameshardie.com.au) and also included in Exhibit 19 to the Company’s 2026 Annual Report.
Anti-Bribery and Corruption
James Hardie is committed to ensuring a workplace free from bribery and corruption. This zero tolerance is endorsed and supported by senior management and the Board. All employees must comply with the Company’s Anti-Bribery and Corruption
Policy.
All complaints are initially reported directly to the Chief Legal Officer, Employment Counsel, Chief Human Resources Officer and
the VP of Internal Audit (except in cases where the complaint refers to one of them). The material complaints are referred immediately to the Chair of the Board and the Audit Committee. Less serious complaints are reported to the Audit Committee on a quarterly basis.

James Hardie 2026 Proxy Statement	41

Internal Audit
The Vice President of Internal Audit heads the internal audit department. It is the role of the internal audit department to provide assurance, independent of management, that the Company’s internal processes, controls and procedures are operating to provide an effective financial reporting and risk management framework. The Internal Audit Charter sets out the independence of the internal audit department, its scope of work, and responsibilities. The internal audit department’s annual work plan is approved by the Audit Committee. The Vice President of Internal Audit reports to the Chair of the Audit Committee and meets quarterly with the Audit Committee in executive sessions.
External Audit
Ernst & Young LLP has served as the Company’s external auditor since fiscal year 2009. The external auditor reviews each quarterly and half-year condensed consolidated financial statements and audits the full year consolidated financial statements.
The Audit Committee is responsible for the appointment, retention, compensation, treatment and general oversight of the work of the external auditor. The external auditor attends each meeting of the Audit Committee, including an executive session where members of the Audit Committee are present. The Audit Committee has approved policies to ensure that all non-audit services performed by the external auditor, including the amount of fees payable for those services, receive prior approval. The lead audit engagement partner is required to rotate every five years. The Audit Committee reviews and approves management representations made to the external auditor as part of the audit of the full year results. Representatives of Ernst & Young LLP are present at each annual general meeting to make a statement if they desire to do so and are available to respond to appropriate questions from shareholders.
Continuous Disclosure and Market Communication
The Company strives to comply with all relevant disclosure laws and listing rules in Australia (ASIC and ASX) and the United
States (SEC and NYSE).
The Company’s Continuous Disclosure and Market Communication Policy aims to ensure timely communications so that investors can readily:
•understand the Company’s strategy and assess the quality of its management;
•examine the Company’s financial position and the strength of its growth prospects; and
•receive any news or information that might reasonably be expected to materially affect the price or market for the
Company securities.
Furthermore, the Company releases any new and substantive investor or analyst presentation on the ASX Market
Announcements Platform and our website ahead of the presentation.
The CEO is responsible for ensuring the Company complies with its continuous disclosure obligations. Senior management (CEO,
CFO, Chief Legal Officer and others designated by the CEO, as applicable) is responsible for all decisions regarding market disclosure obligations outside of the Company’s normal financial reporting calendar. The Nominating & Governance Committee reviews the Continuous Disclosure and Market Communication policy, and the Audit Committee reviews the Company’s disclosure practices under it. A copy of the Continuous Disclosure and Market Communication policy is available on the Company’s investor relations website (ir.jameshardie.com.au).
Communication
The Company is committed to communicating effectively with the Company’s shareholders and engaging them through its dedicated investor relations program that includes:
•making management briefings and presentations accessible via a live webcast and/or teleconference following the release of quarterly and annual results;
•audio webcasts of other management briefings and the annual shareholder meeting;
•a comprehensive investor relations website that displays all announcements and notices (promptly after they have been cleared by the ASX), major management and investor road show presentations;
•site visits and briefings on strategy for investment analysts;
•regular engagement with institutional shareholders to discuss a wide range of governance issues;
•an email alert service to advise shareholders and other interested parties of announcements and other events; and
•equality of access for shareholders and investment analysts to briefings, presentations and meetings and equality of media access to the Company, on a reasonable basis.
Shareholders can also elect to receive communications from the Company and its Share Registry, Computershare Investor
Services Pty Ltd, by electronic means. In addition, shareholders can communicate directly with the Company and its registry via the Company’s investor relations website (ir.jameshardie.com.au).

James Hardie 2026 Proxy Statement	42

Risk Management
The Company believes that sound risk management policies, procedures and controls produce a system of risk oversight, risk management and internal control that is fundamental to good corporate governance and compliance and creation of shareholder value. The objective of the Company’s risk management policies, procedures and controls is to ensure that:
•the Company’s principal strategic, operational and financial risks are identified and assessed;
•the Company’s risk appetite for each risk is considered;
•effective systems are in place to monitor and manage risks and identify new and emerging risks; and
•reporting systems, internal controls and arrangements for monitoring compliance with laws and regulations are adequate.
Risk management does not involve avoiding all risks. The Company’s risk management policies seek to strike a balance between ensuring that the Company continues to generate financial returns while simultaneously managing risks appropriately by setting appropriate strategies, objectives, controls and tolerance levels.
The Company’s business, operations and financial condition are subject to various risks and uncertainties, including risks related to economic and regulatory concerns. For additional information, see “Section 3 – Risk Factors” of this Annual Report which outlines the significant factors that may adversely affect the Company’s business, operations, financial performance and condition or industry, and information as to how the Company manages a number of these risks.
Risk Management Framework
The Board and its standing Board committees oversee the Company’s overall strategic direction, including setting risk management strategy, processes, tolerance and parameters. The Audit Committee is responsible for oversight of the Company’s risk management strategy, policies, procedures and controls and reviews, monitors and discusses these matters with the CEO,
CFO, Chief Legal Officer, Vice President of Internal Audit and other senior business leaders. The Audit Committee, CEO, CFO and Chief Legal Officer report periodically to the Board on the Company’s risk management policies, processes and controls. The
Audit Committee and the Board review and evaluate the Company’s risk management strategies and processes on an on-going basis throughout the course of each fiscal year.
The Audit Committee is supported in its oversight role by the policies put in place by management to oversee and manage material business risks, as well as the roles played by internal risk management committees, as described below, and internal and external audit functions. The internal and external audit functions are separate from and independent of each other and each has a direct reporting line to the Audit Committee. The CEO and the CEO’s direct reports are the primary management forum for risk assessment and management within the Company. The Company also maintains an enterprise risk management function that assists management, and, in turn, the Audit Committee, with risk management.

James Hardie 2026 Proxy Statement	43

Proposal 1: Election and Re-election of Directors
As part of their review of the composition of the Board, the Board and the Nominating & Governance Committee considered the desired profile of the Board including the right number, mix of skills, qualifications, experience, expertise, diversity and geographic location of its directors, to maximize the effectiveness of the Board. The Board and Nominating & Governance
Committee work together to ensure James Hardie puts in place appropriate mechanisms for Board renewal.
Resolution 1(a) asks shareholders to consider the re-election of Mr. Nigel Stein to the Board.
Resolution 1(b) asks shareholders to consider the re-election of Ms. Renee Peterson to the Board.
Resolution 1(c) asks shareholders to consider the election of Mr. Rob Sindel to the Board.
The Board recommends that shareholders vote FOR the election or re-election, as applicable, of each of these nominees because each nominee brings essential and varied skills to the Board, in addition to their overall long-tenured executive and board of directors experience across a variety of industries and geographies. Such skills include, but are not limited to:
•In the case of Mr. Stein: financial, accounting and operational expertise, extensive knowledge of the European and global markets, leadership experience as the Chair of our Board, and strategic acumen.
•In the case of Ms. Peterson: financial and accounting expertise, leadership experience as the Chair of our Audit
Committee, risk management expertise and extensive global business experience.
•In the case of Mr. Sindel: manufacturing and industrial expertise, especially regarding building products, extensive knowledge of the Australian and global markets, and human capital and customer management experience.
The above reasons are a snapshot and do not purport to be complete. For profiles of the candidates and our continuing directors, which further elaborate on each individual’s experience and skill set, see “Board of Directors”.
James Hardie’s Articles currently require that directors (other than the CEO) shall be divided into three classes. Proposal 9 proposes to amend Articles 109(a) and 110 of the Articles so that the exclusion of the CEO from the classified Board provisions is removed. See “Proposal No. 9: Approval of Amendments to the Company’s Articles of Association to Apply the Classified Board
Provisions Consistently to All Directors” for further details.
Each Class II director’s current term shall expire at the conclusion of the AGM and thereafter each shall serve in accordance with the Company’s Articles. The current Class II directors up for election are Messrs. Stein and Sindel and Ms. Peterson. In addition, our Board intends to shift Mr. Stein to Class III following the AGM so that Mr. Stein, as Chair, would be up for re-election again at our 2027 annual general meeting in an effort to continue to increase the Board’s accountability to shareholders.
Vote Required; Recommendation of the Board of Directors
We will consider each proposal to be passed if it receives the affirmative vote of the majority of votes cast in person or by proxy at the Annual General Meeting on this proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of this proposal.
THIS PROPOSAL IS BINDING ON US AND THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS
VOTE “FOR” THE ELECTION OF MR. NIGEL STEIN, MS. RENEE PETERSON, AND MR. ROB SINDEL TO SERVE AS
CLASS II DIRECTORS UNTIL THE ANNUAL GENERAL MEETING IN 2029.

James Hardie 2026 Proxy Statement	44

James Hardie Executive Leadership Team
The Company’s management is overseen by an executive leadership team, whose members cover the key areas of finance, human resources, investor relations, legal, manufacturing, marketing, operations, production, R&D and sales.
Members of our executive leadership team at June 1, 2026 are (with an asterisk designating our executive officers for purposes of Exchange Act Rule 3b-7 and related rules of the SEC):

Aaron Erter
Chief Executive Officer*
Age	52
Committees	Integration & Performance Committee (Member)
Qualifications	B.S. in Economics, Master of Business Administration (M.B.A.)
Expertise, experience and skills
Aaron Erter was appointed as Chief Executive Officer in September 2022.
Mr. Erter brings over 25 years of experience in the consumer and industrial sectors, with extensive expertise in strategy development, marketing, sales, and mergers and acquisitions.
Before joining James Hardie, he served as CEO of PLZ Corp and held prominent roles such as
Global President of the Consumer and Industrial businesses at Sherwin-Williams, and Senior
Vice President and General Manager of North America Consumer Products at Valspar.
Additionally, he spent 15 years in various leadership positions at Stanley Black & Decker, where he managed sales and marketing for the Black & Decker and DEWALT brands.
Mr. Erter serves on the Board of Directors for Ball Corporation and Chicagoland Habitat for
Humanity. He is a member of the Pro Football Hall of Fame National Advisory Board, a member of the Harvard Joint Center for Housing Studies and First Tee.
Mr. Erter holds a bachelor’s degree in economics from The University of Pennsylvania Wharton
School and a Master of Business Administration from the University of Notre Dame.

Other current directorships (Listed)	Ball Corporation (NYSE: BALL) (since 2024)
Other current directorships (Unlisted)	None
Former listed company directorships (last five years)	None
Residency	United States

James Hardie 2026 Proxy Statement	45

Ryan Lada
Chief Financial Officer*
Age	39
Expertise, experience and skills
Ryan Lada was appointed Chief Financial Officer in November 2025. Mr. Lada brings nearly two decades of experience driving growth, operational discipline, and value creation for global manufacturing, medical, and industrial technology companies. He oversees global financial strategy, capital allocation and performance management across James Hardie's operations.
Prior to joining James Hardie, Mr. Lada served as Chief Financial Officer at Watts Water
Technologies and, immediately prior, as Chief Financial Officer at The AZEK Company. At AZEK,
he led the finance function through significant operational transformation and strategic portfolio evolution, resulting in robust growth and profitability, culminating in the acquisition by James
Hardie Industries plc. Earlier in his career, Mr. Lada held senior financial leadership roles at Tank
Holding Corp., Cantel Medical (now part of STERIS plc), Medtronic, IDEX Corporation, and GE
Transportation.
Mr. Lada has a demonstrated track record in financial execution, margin enhancement, global team leadership, and developing scalable finance organizations. His expertise spans P&L management, mergers and acquisitions integration, financial planning and analysis, treasury, and investor communications, all within complex global environments.
Mr. Lada holds a Bachelor of Finance from Penn State University.

James Hardie 2026 Proxy Statement	46

Jonathan Skelly
President and General Manager, James Hardie North America Building Products Group*
Age	48
Expertise, experience and skills
Jonathan Skelly has 25 years of general management, sales, customer service, strategy, mergers and acquisitions, and business development experience. Most recently, Mr. Skelly served as President – AZEK Residential. He previously served as SVP of Customer Experience and SVP of Strategy and Execution.
Prior to joining The AZEK Company in January 2018, he served as Vice President of Corporate
Development for W.W. Grainger, Inc., an industrial supply company from 2010 to December
2017. Earlier, he has held a variety of leadership positions at other leading organizations, including The Home Depot Inc.
Mr. Skelly holds a bachelor’s degree in finance from University of Florida, and an M.B.A. from
Duke University’s Fuqua School of Business.

Ryan Kilcullen
Chief Operations Officer*
Age	45
Expertise, experience and skills
Ryan Kilcullen is Executive Vice President of James Hardie’s Global Operations, a position he’s held since January 2022.
Mr. Kilcullen joined the company in 2007 as a PcI/PdI Engineer. Since then, Mr. Kilcullen has worked for the company in various manufacturing and supply chain roles including Process
Engineer, Production Manager and Supply Chain Engineer.
Mr. Kilcullen was appointed Executive Vice President – North America Operations in 2016, where he was responsible for the company's supply chain, manufacturing, engineering and environmental and health & safety operations.
Mr. Kilcullen holds a Bachelor of Science in industrial engineering from Rensselaer Polytechnic
Institute and a Master of Engineering in logistics from the Massachusetts Institute of Technology.

James Hardie 2026 Proxy Statement	47

Tim Beastrom
Chief Legal Officer*
Age	60
Expertise, experience and skills
Tim Beastrom joined James Hardie in January 2023 and serves as our Chief Legal Officer.
Mr. Beastrom’s resume includes 30 years of in-house legal experience focusing on corporate governance, securities law, enterprise risk oversight, mergers and acquisitions and commercial law.
Before starting at James Hardie, Mr. Beastrom held senior legal roles at Ecolab, Inc., the
Sherwin-Williams Company and The Valspar Corporation.
Mr. Beastrom received his Juris Doctor from the University of Minnesota Law School and holds a
Bachelor of Arts in business administration and management from Gustavus Adolphus College.

Joe Liu
Chief Technology Officer
Age	63
Expertise, experience and skills
Joe Liu serves as James Hardie’s Chief Technology Officer, a role he’s held since January 2022.
In his role, Mr. Liu leads the firm’s global research and development and innovation efforts. Before taking over CTO duties, Mr. Liu was general manager for James Hardie’s Asia Pacific business.
Prior to James Hardie, Mr. Liu had an impressive 26-year career with 3M, where he held a variety of senior leadership roles in research and development, as well as commercial and international management.
Mr. Liu holds a Bachelor of Science and a Ph.D. in thermal energy and power engineering from
Xi’an Jiaotong University in China and an additional Ph.D. in mechanics from the University of
Minnesota. He was elected a member of the National Academy of Engineering in 2023.

James Hardie 2026 Proxy Statement	48

James Johnson II
Chief Information Officer
Age	54
Expertise, experience and skills
James Johnson II is James Hardie’s Chief Information Officer, a position he’s held since
December 2021.
With a proven track record of developing effective, leading-edge technology solutions that create business value, he is responsible for all aspects of information technology and cyber security globally.
Mr. Johnson brings over 25 years of relevant and progressive IT experience, including 15 years as CIO for businesses in a variety of industries, including chemicals and metals companies. Most recently, Mr. Johnson held the role of CIO at Carpenter Technology and has also held IT roles with
Honeywell International, Performance Fibers and Trinseo.
Mr. Johnson holds a Bachelor of Arts in economics from the University of Virginia and an MBA from the University of Maryland.

Sam Toole
Chief Marketing Officer
Age	60
Expertise, experience and skills
Samara (Sam) Toole joins James Hardie as Chief Marketing Officer and previously served as
AZEK’s Senior Vice President and Chief Marketing Officer since 2021. Before joining AZEK, Ms.
Toole had over 20 years of experience driving growth and building brands for purpose-driven companies in the home, lifestyle and consumer products industries.
Ms. Toole served as Chief Marketing Officer of California Closet Company, Inc. from November
2014 to April 2021, where she drove significant growth by developing a sophisticated multi-
touchpoint marketing strategy, up leveling ecommerce and marketing software tools, and overseeing the production of award-winning content.
Prior to that, Ms. Toole served as the Senior Vice President of Serena & Lily, Inc., a luxury lifestyle brand, from January 2006 to November 2014, and Ms. Toole held other senior-level roles in the lifestyle and consumer product categories prior thereto.

James Hardie 2026 Proxy Statement	49

Chris Russell
SVP, Global Strategy and Corporate Development
Age	44
Expertise, experience and skills
Chris Russell is the Senior Vice President of Global Strategy and Corporate Development at
James Hardie. He brings more than 20 years of executive leadership experience spanning strategy, corporate development, and capital markets within the building materials, industrial, and technology sectors, Mr. Russell oversees James Hardie’s strategic direction and planning. He leads key functions including Business Insights, Competitive Intelligence, Mergers & Acquisitions,
Investor Relations, and the Global Transformation Office, driving the alignment of strategic initiatives with James Hardie’s organizational goals.
Prior to joining James Hardie, Mr. Russell held senior roles at The AZEK Company, including as
Head of Corporate Development, Investor Relations, and Capital Markets where he led multiple inorganic growth initiatives and modernized the company’s capital structure. His earlier career includes roles at The Home Depot Inc.and Novelis as well as investment banking and private equity experience at Macquarie Group, Prometheus Partners, and Prudential Capital Group.
Mr. Russell holds degrees from the Georgia Institute of Technology and the University of
California, Los Angeles (UCLA) Anderson School of Management.

Joel Wasserman
VP of Corporate Communications
Age	64
Expertise, experience and skills
Joel Wasserman joined James Hardie as VP of Corporate Communications and Global Brand
Management in January 2023.
Mr. Wasserman is responsible for the company’s global marketing and communications initiatives.
He has more than 35 years of progressive communications and marketing experience that includes work at integrated marketing agencies and consumer products companies.
Prior to his role with James Hardie, Mr. Wasserman spent ten years with Sherwin-Williams and
Valspar where he was responsible for strategic planning and brand management for all paint brands in the consumer brands group. During his career, Mr. Wasserman has supported marketing and communications efforts for dozens of global companies and brands including
Citibank, Kellogg’s, Kraft Foods and Black & Decker.
Mr. Wasserman holds a Bachelor of Science in Economics from Northern Illinois University.

James Hardie 2026 Proxy Statement	50

John Arneil
President, Asia Pacific
Age	46
Expertise, experience and skills
John Arneil is President of James Hardie’s Asia Pacific operations, a role he’s held since
February 2023.
Since joining the company more than 20 years ago, Mr. Arneil has built an impressive career, having worked in James Hardie’s European, North American, and Asia Pacific businesses in a variety of commercial and operational roles.
Mr. Arneil has enjoyed exposure to multiple markets in different phases of business maturity and complexity enabling him to fully understand value creation from a consumer and customer perspective and how that translates end-to-end through innovation, manufacturing, commercialization and supply chain management.
Mr. Arneil has a Bachelor of Business Management from The University of Queensland in
Australia and a Master of Business Administration from The University of Leicester in the UK.

Christian Claus
President, Europe
Age	44
Expertise, experience and skills
Christian Claus is the President of James Hardie’s Europe business, a position he’s held since
January 2023.
Prior to James Hardie, Mr. Claus held multiple leadership positions at Tarkett, a leading sustainable flooring and sports surface firm based out of Paris. Mr. Claus also held senior leadership positions at Air Liquide, the world’s leading manufacturer of industrial gases, as well as various commercial and international management roles at 3M.
Mr. Claus holds both an undergraduate and Master’s degree in business from Heinrich Heine
University in Duesseldorf, Germany. He is also an alumnus of the Chicago Booth School of
Business and has completed numerous executive education programs at Harvard Business
School, London Business School and the Massachusetts Institute of Technology.

James Hardie 2026 Proxy Statement	51

Jeff Wrobel
VP, Integration Management Office
Age	42
Expertise, experience and skills
Jeff Wrobel serves as Vice President of the James Hardie Integration Management Office. Mr.
Wrobel joined James Hardie in August 2009 where he began his work as Pricing Manager, later transitioning into Operations with various roles in Customer Experience and Supply Chain. Prior to his role in the IMO, Mr. Wrobel served as Vice President of Supply Chain in North America where he worked on major transformation projects, implementing end-to-end supply chain processes and technology solutions in demand and supply planning as well as production scheduling and transportation.
Before joining James Hardie, Mr. Wrobel worked for Electro-Motive Diesel looking after Pricing
Analytics in their after-market business.
Mr. Wrobel holds a Bachelor of Science in Business Administration from Purdue University and has completed post-graduate study in Supply Chain at Northwestern’s Kellogg School of
Management.

John Madson
Chief Sales Officer
Age	43
Expertise, experience and skills
John Madson was appointed Chief Sales Officer in December 2025. Mr. Madson brings over two decades of experience in sales management, with a distinguished 20-year tenure at James
Hardie. He oversees global sales strategy, partnership development, and performance management across James Hardie’s North American operations. Most recently, Mr. Madson served as Vice President of Sales – North America, where he led the sales organization through substantial growth and strategic transformation. From 2017 to 2022, Mr. Madson was Director of
National Strategic Accounts, driving growth and alignment across National Builder, Dealer, and
Distribution partners, and leading the National Strategic Accounts team to deliver strong results.
Mr. Madson holds a Bachelor of Business Administration and Management from Virginia
Commonwealth University.

James Hardie 2026 Proxy Statement	52

Compensation Discussion and Analysis
Letter from the People & Compensation Committee
Dear Fellow Shareholders,
FY26 was a transformative year for James Hardie. The completion of our acquisition of The AZEK Company (“AZEK”)
significantly broadened our growth platform and advanced our ambition to be the leader in exterior home and outdoor living solutions, as we executed against our FY26 financial commitments in a challenging macroeconomic environment. These changes introduced additional complexity to our FY26 compensation programs, including incorporating legacy AZEK awards, certain leadership transitions, multi‑period incentive programs and the introduction of incentives aligned with the delivery of synergies for our shareholders. We have provided a concise summary of these FY26 compensation elements for our named executive officers on the following pages. In the spirit of paying for performance and holding our executive officers to a very high standard, the People & Compensation Committee exercised significant negative discretion to reduce final plan payouts with respect to multiple components of our FY26 executive compensation program, and such decisions are also explained in detail on the following pages.
Shareholder feedback plays a critical role in the Board’s governance and oversight. Following the disappointing outcome of the
FY25 Remuneration Report vote, members of the People & Compensation Committee (the “Committee”), together with management, engaged with shareholders to gain a clear understanding of their concerns. This feedback was considered by the
Committee and the full Board throughout FY26 and was a key driver of the significant redesign of our FY27 compensation programs. These changes focus on simplification and include:
•Streamlining the incentive structures through fewer financial metrics that are objective and quantifiable as well as globally aligned;
•Capping the maximum payout opportunity for company performance-based metrics at 200% of target for all incentive plans;
•Introducing time-based restricted stock units (“RSUs,” weighted at 25%) and stock options (weighted at 15%) into the
LTI mix to provide alignment with sustainable long-term share price appreciation and reflect market practice; and
•Discontinuing the scorecard element of our LTI.
These changes better align executive compensation with the Company’s financial performance, promote executive engagement and alignment with shareholder interests, and better reflect U.S. market practices, which is where approximately 87% of our executive team resides, while continuing to incorporate design elements prevalent in Australia. These changes also incorporate elements of the legacy AZEK executive compensation program, thereby harmonizing our executive compensation program as we integrate our executive leadership team. We look forward to ongoing shareholder engagement so that your perspectives can help inform and shape our carefully considered approach to executive compensation.
As a majority of our shares are now beneficially owned by shareholders located in the United States, this year we are presenting our executive compensation disclosure in the form of a Compensation Discussion and Analysis (“CD&A”), as required by U.S.
regulations. We have taken care to retain previously reported elements that may not be legally required but that we believe remain useful for our shareholders, particularly those located in Australia and other countries outside of the United States.
We thank you for your ongoing support and investment in James Hardie and respectfully ask for your support in this year’s inaugural U.S. say-on-pay vote.
Sincerely,
Gary Hendrickson, Chair of the People & Compensation Committee
John Pfeifer
Suzanne B. Rowland

James Hardie 2026 Proxy Statement	53

TABLE OF CONTENTS

Page No.
Introduction .............................................................................................................................................	54
Fiscal Year 2026 Compensation at a Glance ....................................................................................	55
Results of Fiscal Year 2025 Remuneration Report Vote and Shareholder Engagement ..........	57
Approach to Executive Compensation ...............................................................................................	59
Fiscal Year 2026 Compensation .........................................................................................................	62
Changes to Executive Compensation for Fiscal Year 2027 ............................................................	73
Additional Compensation Practices ....................................................................................................	77
Employment and Severance Arrangements ......................................................................................	78
Stock-Based Compensation Arrangements ......................................................................................	80
Compensation Tables and Related Disclosures ...............................................................................	82
Non-Executive Director Compensation ..............................................................................................	89

James Hardie 2026 Proxy Statement	54

Introduction
This section describes our executive compensation philosophy, programs and objectives, as well as the information considered and related decisions made by the People & Compensation Committee (“the Committee”) and the Board of Directors for our
Named Executive Officers (“NEOs”) for FY26.  For FY26, our NEOs are:

Executive	Current Title	Location	Transitions
Aaron Erter	Chief Executive Officer (“CEO”)	Chicago, U.S.
Ryan Lada	Chief Financial Officer (“CFO”)	Chicago, U.S.
•Previously served as CFO of AZEK
•Was terminated by the Company
effective July 11, 2025, in connection
with the closing of the AZEK acquisition
•Appointed as CFO of James Hardie
effective November 17, 2025

Jonathan Skelly	President & GM, North America Building Products	Chicago, U.S.	•Previously served as President – Residential and Commercial of AZEK •Appointed effective December 13, 2025
Ryan Kilcullen	Chief Operations Officer	Chicago, U.S.
Farhaj Majeed	Former Chief Human Resources Officer	Chicago, U.S.	•Employment terminated by the Company effective June 17, 2026, following the end of FY26
Rachel Wilson	Former Chief Financial Officer	Chicago, U.S.	•Employment terminated by the Company effective March 31, 2026
Sean Gadd	Former President, North America	Chicago, U.S.	•Resigned effective December 13, 2025
Impact of Dual Listing
While not required under applicable Irish, Australian, or U.S. law, James Hardie has historically produced a “Remuneration
Report” in recognition of the expectations of our significant Australian and U.S. shareholder bases and our listing on the
Australian Securities Exchange (“ASX”). Effective as of April 1, 2026, the Company qualifies as a “domestic issuer” for U.S.
reporting purposes, as a majority of our shares were beneficially owned by U.S. residents as of September 30, 2025.
Accordingly, we have updated our historical Remuneration Report to a U.S.‑style CD&A, consistent with disclosures provided by similarly situated companies and as now required by SEC regulations. In recognition of our continued significant shareholder base outside the United States, we have retained key elements from our prior Remuneration Reports that, while not required under U.S. law, may be useful and expected by our non‑U.S. shareholders. Please note that all pay figures in this CD&A are disclosed in U.S. Dollars ($) unless indicated otherwise.
Impact of AZEK Acquisition
On July 1, 2025, James Hardie completed the acquisition of AZEK.  In FY26, as required by the merger agreement between
James Hardie and AZEK and in order to ensure continuity in company objectives and business goals during the significant transition, we maintained separate compensation programs for legacy AZEK employees, including Mr. Lada and Mr. Skelly, which are detailed in this CD&A. Beginning in FY27, all executive officers are compensated under a consistent and redesigned compensation program, informed by feedback from our shareholders, the Committee’s independent advisers, broader market practices and trends, and legacy practices at both James Hardie and AZEK.  For a preview of the FY27 compensation design, see “Compensation Discussion and Analysis – Changes to Executive Compensation for Fiscal Year 2027.”

James Hardie 2026 Proxy Statement	55

Fiscal Year 2026 Compensation at a Glance
James Hardie Annual Direct Compensation
The following comprised the core annual compensation elements granted or earned during FY26 for the legacy James Hardie employees who are NEOs for FY26.

Element	Highlights
Base salary	•Increases ranged from 3.3% - 4.1%, primarily informed by market data
FY26 Short- Term Incentive (“STI”)
•Earned based on Company Performance (weighted at 80%; comprised of Adjusted Net Income
(60%), HOS Savings (30%), DART (10%)) and Individual Performance (weighted at 20%)
•The Committee approved a company performance payout factor of 90% of target (30% of maximum) and, following a holistic review and application of negative discretion, 45% of target
(15% of maximum) for the CEO
•Individual performance factors ranged from 60% - 100% of target

FY26-29 Long- Term (“LTI”) Awards
•Target opportunities were unchanged vs. FY25
•Issued in an equally weighted mix of ROCE PRSUs, TSR PRSUs and Scorecard LTI
•Mr. Erter did not receive the ROCE PRSU portion of the annual LTI award due to insufficient shareholder support at the FY25 annual general meeting (see, however, “Changes to Executive
Compensation for Fiscal Year 2027” for information regarding a partial replacement award)

FY24-26 LTI Vesting
•Included ROCE PRSUs (25%), TSR PRSUs (25%) and Scorecard LTI (50%)
•Following the exercise of negative discretion with respect to each of the ROCE PRSUs and the
Scorecard LTI, the Committee approved an ROCE PRSU payout factor of 130% of target (65% of maximum) and Scorecard LTI payout factors of 100% of target (33% of maximum) for the CEO and 150% of target (50% of maximum) for the other NEOs
•FY24 TSR PRSUs conclude their performance period in August 2026 and, based on performance to date, are not expected to achieve the threshold performance level

FY23-25 TSR PRSU Vesting	•The FY23 TSR PRSUs concluded their performance period in August 2025 and failed to achieve the threshold performance level, meaning no shares vested for this portion of the grant
Legacy AZEK Incentive Compensation
The following elements reflect incentive awards granted to or earned by legacy AZEK employees who are NEOs for FY26.
Following the closing of the AZEK acquisition, legacy AZEK employees remained eligible to earn annual bonuses under the
AZEK fiscal year (October 1, 2024 – September 30, 2025) short-term incentive program established by AZEK prior to the acquisition (the “AZEK FY25 Annual Incentive Plan”) and participated in a stub year short-term incentive plan (“AZEK FY26 Stub-
Year STI”) that was implemented for the portion of James Hardie’s fiscal year not covered by the AZEK FY25 Annual Incentive
Plan (“AIP”). Outstanding AZEK equity awards were converted and assumed by James Hardie upon the closing of the acquisition, as further described below. For FY27, all executives have been harmonized onto a single STI and LTI structure.

Element	Highlights
AZEK FY25 AIP
•Earned based on AZEK Adjusted EBITDA (50%), AZEK net sales (25%) and individual performance (25%)
•Prior to closing of the AZEK acquisition, the legacy AZEK Compensation Committee approved a company payout factor of 134% of target, based on 8 months of actual financial results and 4 months of forecasted financial results, and individual performance factors for each of Mr. Lada and Mr. Skelly of 130% of target

AZEK FY26 Stub- Year STI
•Mirrored the AZEK FY25 AIP with pro-rata (six-month) target opportunities
•The Committee approved a Company Performance factor of 50% of target and an Individual
Performance factor of 100% of target for Mr. Skelly

Conversion of AZEK LTI awards
•In accordance with the merger agreement, outstanding AZEK performance-based RSUs were certified at the following achievement levels by the legacy AZEK Compensation Committee:
◦FY23 and FY24: actual performance
◦FY25: 8 months of actual financial results and 4 months of forecasted financial results
◦FY26 and FY27: target performance
•After performance was certified, these awards were converted to time-based James Hardie
RSUs (based on the 1.034 exchange ratio) plus a cash-based award valued at $26.45 per outstanding unit, each of which continue to vest on the original time-based vesting schedule that applied to the AZEK award.
•Outstanding AZEK time-based RSUs were converted to James Hardie RSUs (based on the
1.034 exchange ratio) plus a cash-based award valued at $26.45 per outstanding unit, each of which also continue to vest on the original vesting schedule that applied to the AZEK award.
•Outstanding AZEK stock options were converted to James Hardie stock options based on the intrinsic value of the options at conversion and retained the original vesting schedule and terms.

James Hardie 2026 Proxy Statement	56

Special Awards
In connection with the AZEK acquisition, post-closing integration efforts and related executive transitions, the following special awards were granted during FY26. Each award was designed and approved in the context of market practices for similar sized acquisitions and executive transitions and served a specific purpose as detailed below.

Element	Highlights
James Hardie Integration Cash Incentive
•One-time cash-based integration awards approved by the Committee
•Awarded after signing of AZEK merger agreement and designed to incentivize the successful closure of the AZEK acquisition and pre-integration activities and serve as a retention tool during a period of significant transition and uncertainty
•Each award valued at 65% of salary, paid in two equal installments on closing of acquisition and six-months post-closing, generally subject to continued
employment through the payment date
•Mr. Erter did not participate

AZEK Acquisition Retention Award
•One-time cash-based retention awards approved by the legacy AZEK
Compensation Committee, which provided an incentive to drive leadership retention and stability through closing of the acquisition and in the early phases of integration
•Each award valued at $400,000, paid in two equal installments on closing of the merger and six-months post-closing, generally subject to continued employment through the payment date
•Messrs. Lada and Skelly received these awards as AZEK employees

James Hardie Integration PRSUs
•One-time award of PRSUs, which provided an incentive to drive pre-defined and disclosed Commercial and Cost Synergies (as defined below) from the acquisition within a responsibly aggressive time frame and promote retention
•Vest in June 2028 if earned based on commercial synergy goals (weighted at either 25% or 75% based on role) and cost synergy goals (weighted at 25% or
75% based on role)
•Valued at 200% of the executive’s target annual LTI value
•Mr. Erter did not participate

Executive Transitions

Element	Highlights
R. Lada New Hire Awards
•Make-whole awards:
◦Cash award of $190,000 paid at time of hire
◦RSUs valued at $500,000 that vest in 3 equal installments over 3 years based on continued service
•Compensates Mr. Lada for forfeited compensation with his prior employer

J. Skelly Promotion RSUs and PRSUs
•$1,975,000 in PRSUs
◦Provides an incentive to drive strong North America growth and financial performance in connection with his newly expanded role
◦Vests in November 2028 if earned based on FY28 North America Net Sales
(50%) and FY28 North America Adjusted EBITDA (50%) (each as defined below)
•$2,000,000 in RSUs
◦Recognizes Mr. Skelly’s promotion and expanded role given Mr. Gadd’s departure while also providing a retention incentive
◦Cliff vests in February 2028 based on continued service

James Hardie 2026 Proxy Statement	57

CEO and NEO Fiscal Year 2026 Target Compensation Mix
                              CEO1                                                           Average for Other NEOs
1Represents total target compensation as approved by the Committee prior to the 2025 annual general meeting, including the ROCE PRSU component, which was not approved at the 2025 annual general meeting and therefore was not granted. At maximum opportunity, fiscal year
2026 compensation mix for the CEO is: 6% Base Salary, 22% STI, 21% ROCE PRSU, 21% TSR PRSU, and 31% Scorecard LTI.
2Represents average total target annual compensation of NEOs other than the CEO, excluding Executive Transition and Special Awards described above. At maximum opportunity, average fiscal year 2026 compensation mix for the other NEOs is: 15% Base Salary, 33% STI, 15%
ROCE PRSU, 15% TSR PRSU, and 22% Scorecard LTI.
Results of Fiscal Year 2025 Remuneration Report Vote and Shareholder Engagement
At our 2025 annual general meeting, shareholders were asked to cast a non‑binding advisory vote on our FY25 Remuneration
Report, which reflected compensation practices in place prior to our acquisition of AZEK. Shareholders did not approve the FY25
Remuneration Report, with approximately 34% of votes cast in support. In addition, shareholders did not approve Mr. Erter’s
FY26 ROCE PRSUs, which were therefore not granted.
The outcome of the vote was disappointing. The Committee and Board seek to design a compensation program aligned with shareholder interests and, following this vote, sought to understand and address many of the issues raised by investors for future years.
The Committee considers shareholder feedback to be a critical input to its oversight and decision‑making. Since the end of fiscal year 2025, Company leaders have engaged with shareholders through more than 80 meetings involving members of our Board and more than 600 total interactions, as well as proxy advisors active in the United States and Australia. The Chairs of the
Committee and the Board participated in many of these discussions, including by meeting in person with many shareholders following the 2025 annual general meeting, providing an opportunity for direct dialogue on our business strategy, financial performance, and executive compensation programs.
Following this shareholder engagement, the Committee conducted a comprehensive review of our compensation program with input from our independent compensation consultants, FW Cook and Guerdon, which considered feedback from our shareholders, market practices and trends, and legacy practices at both James Hardie and AZEK. The feedback received from our shareholders, which is summarized below, and the findings from this comprehensive review, culminated in a fully redesigned compensation program beginning in FY27, a high-level summary of which is provided in the section titled “Compensation
Discussion and Analysis—Changes to Executive Compensation for Fiscal Year 2027” below.

James Hardie 2026 Proxy Statement	58

What We Heard From Our Shareholders	How We Have Responded
A large percentage of the total compensation mix is settled in cash
•Beginning in FY27, the cash-settled LTI award was removed entirely
•As a result, beginning FY27, the cash percentage of the target total compensation mix has been reduced from 53% to 31% for the CEO and from 69% to 53% on average for the remaining NEOs

The maximum incentive opportunity exceeds market practice
•Beginning in FY27, the maximum opportunity has been reduced from
300% and 233% of target for company performance-based STI and LTI, respectively, to 200% for each program, closely aligning with market practice for our peer companies
•Additionally, beginning in FY27, we have capped the maximum award opportunity in respect of the individual performance element of the STI at 150% of target

Payouts across the incentive plans are misaligned and do not consistently reflect the financial growth experienced by shareholders
•For FY27, updated STI and LTI performance metrics to focus on quantitative, objective financial and shareholder-return metrics
◦STI is based on Adjusted EBITDA (40%), Net Sales (40%) and
individual performance (20%)
◦PRSUs are based on Adjusted EBITDA (45%), Relative TSR (30%)
and Adjusted ROIC (25%)
•Introduced stock options (15%) into the FY27 LTI mix to directly align payout opportunity with sustained absolute stock price appreciation

The incentive structure is complex with multiple vehicles and performance metrics
•FY27 performance-based LTI awards now have a smaller number of focused metrics that reflect objective financial performance which also drives value creation for shareholders
•FY27 STI now has two (previously three) performance metrics that are globally aligned using market prevalent, objective financial performance measures (Adjusted EBITDA and Net Sales)

LTI Scorecard and ROCE performance goals are not sufficiently rigorous
•Updated our goal-setting principles for FY27 to require incentive targets to be at least equal to the midpoint of externally provided guidance
(where applicable), with threshold and maximum performance levels set at a defined percentage of target
•For long-term performance goals, the Committee used external guidance as the basis for the target in FY27, with an assumed growth rate to determine targets in years two and three

The meaningful changes described above are intended to directly respond to the feedback received from investors and the comprehensive review conducted with the independent compensation consultants. The Committee and the Board sincerely value the views of our shareholders and remain committed to ongoing engagement.

James Hardie 2026 Proxy Statement	59

Approach to Executive Compensation
Compensation Elements
Our annual executive compensation program is primarily comprised of three components that aim to appropriately balance total direct compensation with our pay-for-performance philosophy.

Base Salary
•A guaranteed and fixed level of income that recognizes the market value of the position and internal equities between roles, as well as the individual’s capability, experience and performance
•Designed to attract and retain talented executives and provide a stable component of income

Short-Term Incentive
•A variable opportunity paid for achieving financial, operational and individual objectives over a one-year performance period
•Performance goals are designed to align with our long-term strategic, financial and operational initiatives

Long-Term Incentive
•Variable equity-based incentives earned for successfully delivering long-term financial results, attractive shareholder returns, and strategic initiatives, as well as to encourage continued service
•Aligns the interests of our executive officers with those of our shareholders, while promoting retention

In addition, during FY26 additional awards were approved outside of the annual compensation framework in relation to the AZEK acquisition, post-closing integration efforts and related executive transitions.
Compensation Philosophy
We believe in paying for performance and tying a significant portion of our executive officers’ compensation to our long-term financial and growth objectives, as well as aligning with shareholder return. Our executive compensation programs are thus structured to enable us to:
•attract, retain and motivate talented executives;
•reward outstanding company and individual performance, particularly financial and stock price performance; and
•align the interests of our executive officers to the interests of our shareholders, with the ultimate goal of creating long-
term value while protecting against excessive risk-taking.
Our largest operating business and nearly all of our executive officers are located in the United States - including all of our FY26
NEOs. As such, our compensation program is designed to be competitive with companies that we compete with for talent, that have a similar geographic footprint and that are exposed to the North American housing and consumer durables markets. For more information about our positioning of our NEO compensation packages relative to peers, see “Compensation Discussion and Analysis—Compensation Peer Group and Market Benchmarking” below.
Compensation Peer Group and Market Benchmarking
The Committee evaluates executive compensation against data from a designated set of peer companies (the “Peer Group”).
The Committee, in consultation with its advisers, conducts an annual screening process to assess the Peer Group, including whether current peers continue to be relevant and to identify potential new peers. The screening process uses a range of objective selection criteria including revenue, market capitalization and industry focus, along with other more subjective factors such as go-to market strategies. Those companies that meet the most screening criteria are more likely to be considered relevant compensation peers. In certain cases, we may choose to include companies that are meaningfully smaller or larger than us, as long as they are strong business comparators, have a significant presence in our industry and are a competitor for executive talent.
Among other things, the Peer Group is used to benchmark the compensation levels of and program design for our NEOs. While market benchmarking and compensation decisions are based on target opportunities, generally targeting market median, the
Committee also considers the maximum potential opportunity of all compensation plans in accordance with both U.S. and
Australian practice.
In approving the Peer Group, the Committee considered that all of our NEOs and 87% of our executive team is based in the
United States. This, in combination with our business operations (approximately 78% of our fiscal year 2026 net sales came from
North America), underscored the primary relevance and appropriateness of having a U.S.-oriented Peer Group.

James Hardie 2026 Proxy Statement	60

The following 20-company Peer Group was approved to inform FY26 pay decisions.

FY26 Peer Group
A.O. Smith Corporation (NYSE:AOS)	Masco (NYSE:MAS)
Acuity Brands (NYSE:AYI)	Mohawk Industries (NYSE:MHK)
American Woodmark (NASDAQ:AMWD)	Newell Brands (NASDAQ:NWL)
Armstrong World Industries (NYSE:AWI)	Owens Corning (NYSE:OC)
Builders FirstSource (NYSE:BLDR)	Simpson Manufacturing Company (NYSE:SSD)
Carlisle Companies (NYSE:CSL)	The Toro Company (NYSE:TTC)
Fortune Brands Innovations (NYSE:FBIN)	Trex Co. (NYSE:TREX)
Lennox International (NYSE:LII)	Valmont Industries (NYSE:VMI)
Louisiana-Pacific (NYSE:LPX)	Vulcan Materials Company (NYSE:VMC)
Martin Marietta Materials (NYSE:MLM)	Watsco (NYSE:WSO)
Relative to the FY25 Peer Group, the Committee removed two companies: NVR, Inc. and Toll Brothers, Inc., due to high relative revenue and a weaker business fit compared to the rest of the peer companies. At the time of approval, our revenue was between the 25th and 50th percentiles, while our market capitalization was between the 50th and 75th percentiles of the FY26 Peer
Group.
During FY26 the Committee reviewed the Peer Group for FY27 compensation decisions using a consistent methodology to prior years, and made the following changes:
•Removals: American Woodmark Corp. and Newell Brands, Inc., reflecting their relative size and, in the case of Newell
Brands, limited business relevance; and
•Additions: TopBuild Corp. and UFP Industries, Inc., reflecting their size and operational relevance following the AZEK acquisition.
At the time of approval our revenue and market capitalization were both between the 50th and 75th percentiles of the FY27 Peer
Group.
Key Operational and Governance Features of our Executive Compensation Framework
We are committed to operating an executive compensation program that embodies our compensation philosophy, reflects the expectations of our many stakeholders and demonstrates high standards of corporate governance. A summary of the key features, which are evidenced throughout the CD&A, is provided below.

What We Do		What We Don’t Do
*	Align pay with performance by delivering a majority of target annual compensation in at-risk performance-based incentives	X	No hedging or pledging of stock held by executive officers and Board of Directors
*	Require minimum levels of financial performance for STI payments to be made	X	Limited employment agreements and severance arrangements
*	Maintain meaningful share ownership guidelines for all non-executive directors, executive officers and vice presidents	X	Limited change-in-control benefits
*	Require stock retention following vesting of equity grants, even after executives meet their stock ownership guideline level	X	No dividends paid on unvested equity awards
*	Maintain a comprehensive clawback policy for performance-based compensation	X	Limited perquisites and other benefits
*	Permit negative Committee discretion when determining STI and LTI payouts	X	No excessive retirement or deferred compensation arrangements
*	Review compensation programs and compensation risk annually	X	No minimum or guaranteed payout under the short- term incentive program
*	Regularly engage with shareholders and consider feedback when reviewing compensation programs	X	No discounting, reloading or repricing of stock options without shareholder approval

James Hardie 2026 Proxy Statement	61

Roles and Responsibilities in Compensation Decision Making
The People & Compensation Committee
The compensation program for our executive officers is overseen by our People & Compensation Committee, whose members are appointed by the Board. As prescribed by the Committee Charter, the duties of this Committee include, among other things:
• establishing and overseeing the compensation philosophy and framework for the Company;
•administering our incentive compensation and equity-based compensation plans;
•making recommendations to the Board on recruitment, retention and termination policies and procedures for executive officers; and
•advising on people topics as they relate to business strategy and outcomes.
The current members of the Committee are Gary Hendrickson (Chair), John Pfeifer, and Suzanne B. Rowland, all of whom meet the requirements for independence under applicable law, rules and regulations, including the NYSE’s listing standards. A more complete description of these and other Committee functions is contained in the Committee’s Charter, a copy of which is available on our Investor Relations website (ir.jameshardie.com.au). Mr. Persio Lisboa served as Chair of the People &
Compensation Committee for the entirety of fiscal year 2026 and retired from the Board on May 14, 2026.
As noted above, our Committee considers and evaluates risks related to our compensation programs. The Committee believes that our compensation programs appropriately incentivize our executive officers to take prudent risks and are focused on both the short-term and the long-term interests of our shareholders, which is reflected by the fact that our executive officers receive a balanced mix of short- and long-term, performance-based, variable compensation, as well as fixed salary compensation. Our
Committee also believes that excessive risk-taking is mitigated by compensation policies we maintain, including our executive officer stock ownership guidelines, our hedging and pledging prohibitions and our clawback policy. The Committee believes that although the majority of compensation provided to the NEOs is performance-based, our compensation programs for all employees do not encourage behaviors that pose a material risk to James Hardie. The design of our employee compensation programs encourages balanced focus on both the short-term and the long-term operational and financial goals of James Hardie.
James Hardie reviewed the risks associated with its global compensation program and reviewed the results with the Committee during FY26. As a result, the Committee continues to believe that there are no risks arising from employee compensation programs that are reasonably likely to have a material adverse effect on James Hardie.
Advisors
The Committee retained FW Cook (in the United States) and Guerdon Associates (in Australia) as its independent compensation consultants for FY26.  The independent firms primarily advised the Committee with respect to the compensation philosophy and objectives; the design of compensation programs; determination of appropriate peers for benchmarking executive compensation levels, policies and practices; adjustments to individual executive officer pay elements; assessing executive compensation risk;
the positioning of our director compensation levels and policies; the forms of STI and LTI awards issued to our directors and executive officers; and our compensation-related proxy disclosure.
The Committee consulted with the advisers regularly throughout the year, and one or more representatives of each adviser attended all of our Committee meetings. The Committee considered the information presented by its advisers, but all decisions regarding the compensation of our executive officers were made independently by the Committee (with approval by the independent members of the Board as required for the CEO and CFO).
In FY26, in compliance with SEC and NYSE rules, the Committee assessed the independence of the advisers and concluded that no conflict of interest exists that would prevent them from providing independent advice. The advisers did not provide any other services to James Hardie in FY26.  The Committee assessed each adviser’s performance before re-appointing both for
FY27.
Management
Management, and in particular our CEO, consults with our Committee on our overall compensation philosophy, compensation programs and objectives, and decisions with respect to individual executive officers and other employees. Management also presents regularly to the Committee and the Board on our performance and strategy, to keep the Committee apprised of progress relative to STI and LTI performance goals and to ensure transparency as the Committee makes decisions regarding future compensation programs. The CEO and CHRO also provide the Committee with individual evaluations of each executive officer against business and personal objectives to appropriately inform payout decisions and adjustments to target compensation.
The Committee considers recommendations from our CEO regarding the compensation of our executive officers other than himself. Our CEO makes recommendations regarding salary and target short-term and long-term compensation levels based on company results, each executive officer’s individual contribution toward these results, their role scope, performance of their duties, and achievements relative to their individual goals. Our Committee reviews these recommendations and other data, including compensation survey data and publicly available data for our Peer Group, and makes decisions as to each individual compensation element as well as the aggregate target total direct compensation for each executive officer, including our CEO.

James Hardie 2026 Proxy Statement	62

While our CEO typically attends Committee meetings, the Committee also meets without the CEO when discussing his compensation and certain other matters.
Fiscal Year 2026 Compensation
Base Salary
Base salaries are generally targeted around the market median for comparable roles, informed by analyses from our independent advisers. Salary increases are not automatic or guaranteed; however, the Committee reviews salaries annually and, if approved, adjustments are typically effective in June. Salaries may also be reviewed outside of such annual review in connection with changes in responsibilities.
Market-based increases for FY26 ranged from 3.3% - 4.1%, with salaries for Messrs. Lada and Skelly established in connection with their respective appointments during the year.

Executive	FY25 Ending Salary ($)	FY26 Ending Salary ($)	Increase
A Erter	1,090,000	1,128,000	3.5%
R Lada	-	625,000	-
J Skelly	-	725,000	-
R Kilcullen	501,120	517,657	3.3%
F Majeed	469,800	487,183	3.7%
S Gadd	699,660	722,749[1]	3.3%
R Wilson	644,800	671,237	4.1%
1 Annual base salary shown as of termination of employment on December 13, 2025.
Short-Term Incentives
During FY26, our NEOs collectively participated in a total of three different short-term incentive (“STI”) plans based on whether they were executive officers of James Hardie or AZEK at the beginning of FY26:

FY26 James Hardie STI
•Performance period of April 1, 2025 – March 31, 2026
•Based on global company (80%) and individual (20%) performance
•Global company metrics comprised of Adjusted Net Income (60%), HOS
Savings (30%), and DART (10%), with an Adjusted EBIT circuit breaker
•Assessed based on actual full-year performance
•Applicable to:
◦Messrs. Erter, Kilcullen, Majeed and Gadd, and Ms. Wilson for the full period, although Mr. Gadd forfeited his award upon his resignation in
December 2025
◦Mr. Lada effective November 17, 2025 (pro-rated)

AZEK FY25 AIP
•Performance period of October 1, 2024 – September 30, 2025
•Based on AZEK company (75%) and individual (25%) performance
•AZEK company metrics comprised of Adjusted EBITDA (75%) and Net
Sales (25%)
•Assessed based on actual AZEK performance through May 30, 2025 and forecast AZEK performance for the balance of the year relative to the original goals, as determined by the AZEK Compensation Committee prior to closing of the acquisition
•Applicable to:
◦Mr. Skelly for the full period
◦Mr. Lada prior to his termination of employment effective July 11, 2025

AZEK FY26 Stub-Year STI
•Performance period of October 1, 2025 – March 31, 2026
•Partial year program to bridge annual incentive period for legacy AZEK employees through the start of FY27
•Based on the same metrics as the AZEK FY25 AIP
•Applicable to Mr. Skelly for the full period

Each of these short-term incentive plans is addressed in turn below.
FY26 James Hardie STI
The Committee annually approves an STI target for all executive officers, expressed as a percentage of salary and applied to the salary in effect on the last day of the fiscal year. Actual awards for FY26 could range from 0% - 300% of target based on

James Hardie 2026 Proxy Statement	63

performance. For FY27, the STI payout range has been reduced to 0% - 200% of target for the company performance-based portion and 0% -150% for the individual performance-based portion.

Executive	Target STI (% of Salary)	Target STI ($)
A Erter	130%	1,466,400
R Lada[1]	75%	173,468
R Kilcullen	70%	362,360
F Majeed	70%	341,028
S Gadd(2)	75%	542,062
R Wilson	75%	503,428
1Prorated for the period in which Mr. Lada was re-employed by James Hardie commencing in November 2025.
2Mr. Gadd did not receive an FY26 STI payment as a result of his resignation during the year.
FY26 STI awards could be earned based on a combination of pre-established company-wide financial and strategic goals
(“Company Performance”) weighted at 80% and individual performance goals weighted at 20% (“Individual Performance”). In addition, the Committee established a “circuit breaker,” which ensured no STI payments would be made unless a minimum level of financial performance was achieved. For FY26, the circuit breaker was set at 60% of the approved FY26 global Adjusted EBIT plan.  The FY26 circuit breaker was not triggered.
Company Performance
At the beginning of each fiscal year, the Committee approves Company Performance goals, enterprise-wide performance metrics and associated goals for executive officers with global responsibility as well as our geographic regions. There were no changes from the Company Performance metrics used in FY25 to those used in FY26 for those NEOs eligible to receive a payment, which continued to emphasize profitable growth while operating in accordance with our Zero Harm culture.

Global Metric	Weight	Rationale	Definition
Adjusted Net Income	60%	Aligns with holistic management of all aspects of the business to deliver quality Adjusted Net Income outcomes
Net income before legacy items such as asbestos
adjustments, or significant non-recurring items, such as
asset impairments, restructuring gains or expenses,
acquisition and pre-close financing related costs, as well
as adjustments to tax expenses

Hardie Operating System (“HOS”) Savings	30%	Algins with focus on driving cost savings in any macro environment, ultimately contributing to improved profitability
Year-over-year cost savings attained through the HOS,
specifically through procurement, R&D value
improvement, and the Hardie Manufacturing Operating
System (HMOS); each component of HOS Savings has
specific, defined calculations to measure the year-over-
year savings

Days Away, Restricted Time (“DART”) Rate	10%	Links pay with our Zero Harm culture, underscoring the importance of safety in all that we do
The number of recordable injuries and illnesses resulting
in lost work time or one or more restricted days that
resulted in an employee transferring to a different job
within the Company (#DART incidents x 200,000 / #
employee hours worked)

The Committee approved a threshold, target and maximum goal for each Company Performance metric. Target Company
Performance goals are set so that they are challenging, yet reasonably achievable, while maximum achievement of Company
Performance goals requires meaningfully outperforming target performance and delivering outstanding results. Performance against each metric is calculated independently. There is no payout for achievement of a Company Performance goal below threshold, with achievement between threshold and target, and target and maximum interpolated on a straight-line basis.  If the ultimate payout factor is misaligned with the Company Performance goals set out at the beginning of the performance period, the
Committee may use discretion to adjust the final payout factor.

James Hardie 2026 Proxy Statement	64

Performance Goal	Weighting	Performance Targets and Results (US$ in millions)			Actual	Weighted Payout Factor (% of target
		Threshold (0% payout)	Target (100% payout)	Maximum (300% payout)
Adjusted EBIT[1]	Circuit Breaker		60% of plan		Exceeded	n/a
Adjusted Net Income (US$m)[1]	60%	$570.0	$630.0	$690.0	$560.2	0%
HOS Savings (US$m)	30%	$45.0	$63.0	$70.0	$69.9	90%
DART	10%	1	0.7	0.5	0.86	0%
		Calculated Company Payout Factor (% of target):				90%
		Approved Company Payout Factor for CEO (% of target)				45%
	Approved Company Payout Factor for Other NEOs (% of target)					90%
1  Adjusted EBIT and Adjusted Net Income are non-GAAP financial measures and should not be considered in isolation or as substitutes for financial measures reported under GAAP. Adjusted EBIT is defined as net income before interest and tax and further adjusted to exclude the impact of restructuring expenses and asbestos related expenses. For more information regarding Adjusted Net Income, see pages 43-46 of our 2026 Annual Report.
Based on the above results, the Company Performance component was earned at 90% of target.  After a holistic review of the
Company’s financial and operational performance, including external factors not included in the STI metrics, the Committee reduced the Company Performance component by half to 45% of target for the CEO, based on the determination that the computed STI payout did not fully reflect company performance.
Individual Performance
The Committee also approved FY26 Individual Performance goals for each NEO. The Individual Performance goals create a link to achievements against specific objectives that are aligned with our strategic plan and contribute to shareholder value, but may not be captured directly by the financial and operational metrics in the Company Performance component. In normal circumstances, each executive officer can achieve a payout factor between 0% -150% of target, although in rare cases of extraordinary individual performance, the Committee, or Board in the case of the CFO and CEO may use discretion to award up to 300% of target on the Individual Performance component.  Based on a review of goals, performance, and achievements, the
Committee approved the below payout factors for each NEO’s Individual Performance component.  Per the terms of her transition agreement entered into in November 2025, Ms. Wilson received an Individual Performance payout factor of 100% of target.

Name	Payout Factor
A Erter	60%
R Lada	100%
R Kilcullen	100%
F Majeed	100%
Fiscal Year 2026 James Hardie STI Achievement
As a result of this performance, the Committee approved the following FY26 payouts for our eligible NEOs.

Executive	Target ($)	Company Component Earned ($)	Individual Payout Factor	Individual Component Earned ($)	Total STI Earned ($)	% of Target Earned	% of Max Earned
A Erter	1,466,400	527,904	60%	175,968	703,872	48%	16%
R Lada	173,468	124,829	100%	34,675	159,503	92%	31%
R Kilcullen	362,360	260,899	100%	72,742	333,371	92%	31%
F Majeed	341,028	245,540	100%	68,206	313,746	92%	31%
R Wilson	503,428	362,468	100%	100,686	463,153	92%	31%

James Hardie 2026 Proxy Statement	65

Legacy AZEK Fiscal Year 2025 Annual Incentive Plan
In the first quarter of AZEK’s fiscal year 2025, the AZEK Compensation Committee approved AZEK FY25 AIP targets for Messrs.
Lada and Skelly. Actual awards could have ranged from 0% - 182.5% of target based on performance.

Executive	Target AIP (% of Salary)	Target AIP ($)
R Lada[1]	75%	360,000
J. Skelly	75%	431,250
1  In accordance with the AZEK Executive Severance Plan, Mr. Lada was entitled to receive his full FY25 AIP award based on actual performance for the year.
AZEK FY25 AIP awards could be earned based on a combination of pre-established financial goals weighted at 75% and individual performance goals weighted at 25%. The financial metrics comprised Adjusted EBITDA (50%) and Net Sales (25%) to motivate and reward employees for achieving financial and operational objectives.
The legacy AZEK Compensation Committee approved the Adjusted EBITDA and Net Sales results in June 2025, prior to closing of the acquisition, using eight months of actual results (October 2024 through May 2025) and four months of projected results
(June 2025 through September 2025).

Performance Goal	Weighting	Performance Targets and Results[1] ($ in millions)			Actual Performance ($ in millions)	Weighted Payout Factor (% of target)
		Threshold (50% payout)	Target (100% payout)	Maximum (200% payout)
AZEK Adjusted EBITDA	67%	$385.4	$410.0	$454.1	$433.7	96.24%
AZEK Net Sales	33%	$1,448.8	$1,525.0	$1,671.5	$1,556.2	37.69%
		Company Performance Component Payout Factor (% of target):				133.93%
1Adjusted EBITDA and net sales as historically calculated and presented by AZEK
In June 2025, the legacy AZEK Compensation Committee approved individual payout factors of 130% for all legacy AZEK executive officers. As a result of this performance, the AZEK Compensation Committee approved the following AZEK FY25 AIP payouts, which were paid in November 2025, generally subject to continued service consistent with the timing of payments in prior years.

Executive	Target ($)	Company Component Earned ($)	Individual Payout Factor	Individual Component Earned ($)	AIP Earned ($)	Percentage of Target Earned	Percentage of Max Earned
R Lada	360,000	361,611	130.00%	117,000	478,611	132.95%	72.85%
J Skelly	431,250	433,181	130.00%	140,156	573,337	132.95%	72.85%
Legacy AZEK FY26 Stub-Year STI
In accordance with the merger agreement between James Hardie and AZEK and in order to provide a smooth transition to FY27, the Committee established the AZEK FY26 Stub-Year STI. The six-month performance period ran from October 1, 2025 through
March 31, 2026 (the period after the legacy AZEK FY25 Annual Incentive Plan concluded through to the end of the James
Hardie’s FY26). All aspects of the plan design remained consistent with the FY25 AZEK annual incentive described above, with target opportunities pro-rated to reflect the shortened performance period. Mr. Skelly was the only NEO participating in this program and had a pro-rata target FY26 Stub-Year STI opportunity of 37.5% of salary.
The Committee approved the following financial goals and outcomes in respect of the AZEK FY26 Stub-Year STI:

Performance Goal	Weighting	Performance Targets and Results[1] ($ in millions)			Actual Performance ($ in millions)	Weighted Payout Factor
		Threshold (50% payout)	Target (100% payout)	Maximum (200% payout)
Adjusted EBITDA	67%	$186.2	$196.0	$215.6	$190.6	50%
Net Sales	33%	$721.7	$759.9	$835.7	$720.0	0%
		Company Performance Component Payout Factor (% of target):				50%

1Adjusted EBITDA and net sales as historically calculated and presented by AZEK
The Committee measured Mr. Skelly’s individual performance under the AZEK FY26 Stub-Year STI using factors consistent with those in the FY26 James Hardie STI. Based on performance against individual and strategic goals Mr. Skelly received a rating of

James Hardie 2026 Proxy Statement	66

100% of target assigned to the individual component.  As a result, the Committee approved the following payout for Mr. Skelly under the AZEK FY26 Stub-Year STI.

Executive	Target ($)	Company Component Earned ($)	Individual Component Rating	Individual Component Earned ($)	STI Earned ($)	Percentage of Target Earned	Percentage of Max Earned
J Skelly	271,875	101,953	100%	67,969	169,922	63%	34%
Annual Long-Term Incentives
The Committee administers our LTI program, which is designed to incentivize long-term growth and profitability while driving superior shareholder returns. In FY26, the Committee largely retained the legacy James Hardie design, which issues LTI awards to executive officers entirely in performance-vested vehicles each subject to three-year performance periods. To strengthen alignment with financial performance and shareholder returns, the LTI mix was rebalanced to equally weight each vehicle, increasing the weight of share-settled ROCE PRSUs and TSR PRSUs and reducing the weight of the cash-settled Scorecard
LTI.

Vehicle	Weighting	Rationale	Vehicle Details
ROCE PRSUs	1/3	Places an emphasis on capital efficiency, a pre- condition for the creation of shareholder value	Performance period: April 1, 2025 – March 31, 2028 Performance metric: Three-year average ROCE Payout opportunity: 0 – 200% of target Settlement: Shares
Relative TSR PRSUs	1/3	Incentivizes actions that contribute to superior shareholder returns relative to alternative investments	Performance period: August 17, 2025 through August 16, 2028 Performance metric: Three-year relative TSR vs. S&P 500 Payout opportunity: 0 – 200% of target Settlement: Shares
Scorecard LTI	1/3	Links pay with multiple financial and operational strategic goals
Performance period: April 1, 2025 – March 31, 2028
Performance metrics: Scorecard combining integration, net sales growth, Adjusted EBITDA, people & culture, and Zero Harm &
sustainability goal
Payout opportunity: 0 – 300% of target
Settlement: Based on the James Hardie stock price at vesting and settled in cash

The Committee approved the following target LTI award values for FY26.

Executive	FY26 Approved ($)	FY26 Awarded ($)	FY26 ROCE PRSUs[3,4] ($)	FY26 TSR PRSUs[3,5] ($)	FY26 LTI Scorecard[4,6] ($)
A Erter[1]	6,100,000	4,066,667	-	2,033,333	2,033,333
R Lada[2]	1,000,000	1,000,000	333,333	333,333	333,333
J Skelly	1,150,000	1,150,000	383,333	383,333	383,333
R Kilcullen	650,000	650,000	216,667	216,667	216,667
F Majeed	600,000	600,000	200,000	200,000	200,000
S Gadd	1,100,000	1,100,000	366,667	366,667	366,667
R Wilson	1,200,000	1,200,000	400,000	400,000	400,000
1  Issuance of Mr. Erter’s ROCE PRSUs was not approved at the 2025 Annual General Meeting and no replacement award was issued in fiscal year 2026 in lieu of the ROCE PRSUs. Accordingly, he only received two-thirds of his approved LTI value via the TSR PRSUs and LTI
Scorecard vehicles. The Committee issued an additional Adjusted ROIC-linked LTI award to Mr. Erter in fiscal year 2027. See “Changes to
Executive Compensation for Fiscal Year 2027—Long-Term Incentive—Fiscal Year 2027 CEO Adjusted ROIC Award.”
2  Made following Mr. Lada’s re-hiring and appointment as CFO in November 2025, based on the same performance and vesting conditions as awards to other NEOs made earlier in the year.
3  Awards are settled in Shares on a 1-to-1 basis.
4  A 20-trailing trading day average stock price prior to the date of grant is used to convert the approved target value into a number of ROCE
PRSUs and LTI Scorecard units.
5  The grant date fair value is used to convert the approved target value into a number of TSR PRSUs.
6  LTI Scorecard units are converted to and settled in cash based on the 20-trailing trading day average stock price prior to the date of vesting.

James Hardie 2026 Proxy Statement	67

FY26 ROCE PRSUs
The Committee approved the following performance goals for the FY26 ROCE PRSUs, which are lower than those applicable to
FY25 awards to account for the impact of the AZEK acquisition. The reduction is largely a result of the anticipated increase to the value of AZEK Property, Plant, and Equipment at their post-acquisition valuation, and management is expected to recover the
ROCE in coming years as synergies are achieved. While lower in absolute terms, the Committee believes that the goals themselves are just as challenging as in prior years and appropriately align compensation with expected post-acquisition integration synergies.

Average FY26-FY28 ROCE(1)(2)	Payout as % of Target	Payout as % of Maximum
< 25.0%	0%	0%
≥ 25.0%, but < 28.5%	50%	25%
≥ 28.5%, but < 32.0%	100%	50%
≥ 32.0%, but < 35.0%	150%	75%
≥ 35.0%	200%	100%
1  “ROCE” is defined as Adjusted EBIT divided by Adjusted Capital Employed, with each defined as follows:
a  “Adjusted EBIT” means earnings before interest and taxes and including incremental depreciation expense resulting from the application of purchase accounting step up to property, plant and equipment, as adjusted by (i) excluding the earnings impact of legacy issues (such as asbestos adjustments); (ii) excluding acquisition-related expenses; (iii) excluding non-cash amortization of intangibles from the AZEK acquisition; (iv) adding back asset impairment charges, restructuring charges and (v) excluding performance from any business held for sale in the relevant period, unless otherwise determined by the Committee.
b  “Adjusted Capital Employed”: total assets minus current liabilities, as reported in James Hardie’s financial results, adjusted by (i) excluding balance sheet items related to legacy issues (such as asbestos adjustments), dividends payable and deferred and current taxes; (ii)
excluding intangible assets including goodwill and other intangibles consistent with historical practice for acquisition-related adjustments; (iii)
excluding accrued product liability warranties; (iv) adding back asset impairment charges in the relevant period, unless otherwise determined by the Committee; (v) adding back leasehold assets for manufacturing facilities and other material leased assets; (vi) deducting all greenfield construction-in-progress, and any brownfield construction-in-progress projects involving capacity expansion that are individually greater than US$20 million, until such assets reach commercial production and are transferred to the fixed asset register; (vii)
excluding assets from any business or asset held for sale; and (viii) excluding cash and short-term debt.
2  Average FY26-FY28 ROCE result will be calculated by averaging the one-year ROCE results in FY26, FY27, and FY28
At the conclusion of the three-year performance period, the Committee will review the average ROCE achievement against the
ROCE performance goals. Following this review, the Committee may exercise discretion to reduce the final payout, which may result in a decrease, but not an increase, in the number of shares to be received.
FY26 TSR PRSUs
The Committee approved the following performance goals for the FY26 TSR PRSUs, which are consistent with those applicable to FY25 awards, except that performance is assessed against the S&P 500 constituents rather than a custom peer group (as used in FY25) in order to better align the measurement of the Company’s TSR performance against the broader range of possible alternate investments for our shareholders.

TSR Performance Against S&P 500[1,2]	Payout as % of Target	Payout as % of Maximum
< 40th percentile	0%	0%
40th percentile	50%	25%
60th percentile	100%	50%
≥ 80th percentile	200%	100%
1  TSR is the change in share price assuming all dividends and capital returns are reinvested when paid, calculated using a 20-day averaging period prior to the grant and vest dates.
2  For performance between the 40th and 60th, and 60th and 80th percentiles, the payout will be interpolated on a straight line basis.
FY26 Scorecard LTI
The Scorecard LTI has been a component of James Hardie’s executive LTI awards since FY10, as a way to link the long-term compensation of executive officers to key strategic objectives relevant to company performance. Annually, the Committee approves a number of key management objectives and their expected results, which form the basis of the performance goals for the Scorecard LTI. At the end of the three-year performance period, the Committee assesses performance against each objective, along with the individual contributions of each NEO to delivery of such results. NEOs may receive different ratings depending on the contribution they have made during the three-year performance period. This assessment is then reviewed by the full Board prior to approval.

James Hardie 2026 Proxy Statement	68

Although most of the objectives in the Scorecard have quantitative targets that can be disclosed, we consider some of the targets to be confidential and competitively sensitive, as the Scorecard is linked to our strategy. The FY26 Scorecard LTI performance goals approved by the Committee are summarized below.

Goal	Weighting	Description
Integration	25%
•Cost Synergies[1]: US$125M
•Commercial Synergies[2]: US$113M
Each function received specific cost and commercial synergy targets making up the above aggregate targets. While these functional targets are confidential, each executive will be measured based on their individual contributions to their applicable targets at the end of the three-year performance period.

Net Sales Growth[3]	20%	Net Sales Growth CAGR of at least 2% above market
Average Adjusted EBITDA %[4]	20%	≥ 28.5%
People & Culture	20%
•Design and implement integrated and optimized state organizational structures that align talent to business strategy
•Create a cohesive and agile culture that supports the direction of the combined organization, and implement change readiness pulses
•Implement BuildWell wellbeing programs and OneHardie culture framework
•Implement Career Architecture Framework in the North America Region
•HR Technology Roadmap – Implement Success Factors, HR Service Delivery
and ServiceNow for the NA region
•Refresh Succession Planning based on the combined organization, and further drive Growth and Development initiatives

Zero Harm & Sustainability	15%
FY26: Progress toward sustainability goals related to greenhouse gas emissions, waste and water:
•Greenhouse Gas Emissions: 42% absolute reduction in Scope 1+2 greenhouse gas (GHG) emissions by 2030, compared to CY21 baseline
•Water: Recycle an additional 20M cubic feet of water per year by 2030, compared to CY19 baseline
•Waste: Zero manufacturing waste to landfill by 2035, progress towards 1 billion pound annual recycling goal
FY27 – 28:
•Development and publishing of combined organization sustainability goals
•Progress towards published combined organization sustainability goals
Safety:
•Fiber Cement Plants: DART[5] – 3-Year Average: < 0.76
•All Other Plants: DART[5] – 3-Year Average: < 0.82

1  Cost Synergies are defined as the run-rate Adjusted EBITDA resulting from cost synergies
2  Commercial Synergies are defined as the run-rate Adjusted EBITDA resulting from revenue synergies
3  Net Sales Growth is defined as the year-over-year change in Net Sales
4  Avg EBITDA % is defined as the Adjusted earnings before interest, taxes, depreciation and amortization expressed as a percentage of Net
Sales
5  DART reflects Days Away, Restricted Time, a calculation that defines the number of recordable injuries and illnesses resulting in lost work time or one or more restricted days that resulted in an employee transferring to a different job within the Company (#DART incidents x 200,000 / #
employee hours worked)
Special Awards Granted in FY26
From time to time, the Committee considers the need for additional awards outside of our annual compensation framework.  The
Committee approved special awards in FY26 both in relation to the AZEK acquisition and in relation to certain leadership transitions, as detailed below.
AZEK Acquisition & Integration Related Awards
In connection with the AZEK acquisition, cash and equity-based awards were approved by the Committee to recognize leadership, align compensation with multi-year integration goals and strengthen the retention of key executives. Similar actions were approved by the AZEK Compensation Committee prior to the closing of the AZEK acquisition, as it relates to Messrs. Lada and Skelly.

James Hardie 2026 Proxy Statement	69

Name of Award	Vehicle	Rationale	Details
James Hardie Integration Incentive	Cash	Incentivize a successful and timely deal close while enhancing retention
•Participants: Messrs. Kilcullen, Majeed, Gadd and
Ms. Wilson; excludes Mr. Erter
•Value: 65% of FY26 salary
•Payment: 50% payable on closing of the acquisition
and 50% payable six months post-closing, generally
subject to continued employment through payment
date

AZEK Acquisition Retention Award	Cash	Promote retention through deal close and through the early phases of integration (approved by AZEK Compensation Committee)
•Participants: Messrs. Lada and Skelly
•Value: $400,000
•Payment: 50% payable on closing of the acquisition
and 50% payable six months post-closing, generally
subject to continued employment through payment
date

James Hardie Integration PRSUs	Performance RSUs	Incentivize delivery of synergy commitments while promoting retention
•Participants: Messrs. Kilcullen, Majeed, Gadd and
Ms. Wilson; excludes Mr. Erter
•Value: Two-times annual LTI target
•Payment: Granted in June 2025 and vest in June
2028 based on commercial and cost synergy
outcomes (see below)

James Hardie Integration PRSUs
To incentivize our executives to deliver synergy commitments related to the integration of AZEK and to promote retention, the
Committee issued one-time performance-based PRSUs to the legacy James Hardie executive officers other than the CEO
(“Integration PRSUs”).  The Integration PRSUs are performance-based and only vest if defined levels of Commercial and Cost
Synergies resulting from the acquisition are achieved, with the performance criteria and target goals aligned with the Company’s publicly stated goals for each synergy type. “Commercial Synergies” means the run-rate Adjusted EBITDA resulting from revenue synergies. “Cost Synergies” means the run-rate Adjusted EBITDA resulting from cost synergies.
The target grant value of the Integration PRSUs is two-times an NEO’s FY26 LTI target, with the proportion of the award tied to
Commercial and Cost synergies based on the areas in which they have most direct influence and accountability.  Both the target incentive values and performance goals for the awards were developed to provide a meaningful incentive for the executive officers to achieve and exceed defined and disclosed commercial and cost synergies from the acquisition within a responsibly aggressive time frame and to complement the annual equity grants, a portion of which focus on longer-term performance goals.
The Integration PRSU awards vest in June 2028, based on the cumulative synergies delivered from the acquisition close date through FY28.

NEO	Integration RSU Value ($)[1]	Commercial Synergy Weighting	Cost Synergy Weighting
R Kilcullen	1,300,000	25%	75%
F Majeed	1,200,000	25%	75%
R Wilson	2,400,000	25%	75%
S Gadd	2,200,000	75%	25%
1  A 20-trailing trading day average stock price prior to the date of grant is used to convert the approved target value into a number of Integration
PRSUs.

Commercial Synergies (US$)	Cost Synergies (US$)	Payout as % of Target	Payout as % of Maximum
< $90M	<$100M	0%	0%
$90M	$100M	50%	33%
$113M	$125M	100%	67%
≥ $136M	$150M	150%	100%

James Hardie 2026 Proxy Statement	70

Promotional and Retention Awards to Mr. Skelly
In December 2025, Mr. Skelly was promoted to serve as the President & General Manager, North America Building Products,
overseeing product, sales, and research and development for Fiber Cement, Decking, Trim, Rail and Accessories in North
America.  In recognition of his promotion and expanded role, the Committee approved two one-time LTI awards.

Award	Grant Value (US$)	Rationale	Key Features
PRSUs	$1,975,000	Align compensation with delivering outstanding North America segment financial results	•In lieu of a James Hardie Integration PRSU (made prior to Mr. Skelly joining) •Vests in November 2028 based on FY28 North America Net Sales (50%) and FY28 North America Adjusted EBITDA (50%)
Time-based RSUs	$2,000,000	Recognize Mr. Skelly’s expanded role and enhance retention	•Cliff vests on February 9, 2028
New Hire Awards to Mr. Lada
Mr. Lada was previously CFO at AZEK, until his employment was terminated in July 11, 2025 in connection with the AZEK
Acquisition. In connection with his termination, Mr. Lada was entitled to and received certain payments and benefits pursuant to his legacy AZEK agreements and policies, which were approved by the AZEK Compensation Committee.  See “Compensation
Discussion and Analysis – Other Payments – Termination Payments for Mr. Lada”.
He was subsequently hired by James Hardie and upon his appointment to CFO, Mr. Lada was granted a $500,000 make-whole
RSU award (“Make Whole RSUs”) to offset equity awards he was forfeiting with his prior employer. The make-whole RSUs vest in equal installments ratably over three years, subject to continued service through the applicable vesting date.
Vesting of Prior Year Equity Awards
The FY24 LTI Plan was largely consistent with the annual LTI awards described above for FY26. While the FY24 ROCE PRSUs and FY24 Scorecard LTI have concluded their three-year performance periods, the three-year performance period for the FY24
TSR PRSUs concludes on August 17, 2026. While interim performance is reported below, final results will be reported next year.
The FY23 TSR PRSUs also concluded their performance period during the year and are discussed below.
FY24-26 ROCE PRSUs
The FY24 ROCE PRSUs comprised 25% of the FY24 LTI awards for the participating NEOs. Average three-year ROCE was
43.1%, which exceeded the maximum performance goal of 40.0%.  However, as the FY26 ROCE result of 31.0% fell below the threshold of the performance range, the Committee exercised negative discretion and accordingly approved a payout factor of
130% of target.

Average FY24-FY26 ROCE(1)(2)	Payout as % of Target	Payout as % of Maximum
< 35.0%	0%	0%
≥ 35.0%, but < 37.0%	50%	25%
≥ 37.0%, but < 38.5%	100%	50%
≥ 38.5%, but < 40.0%	150%	75%
≥ 40.0%	200%	100%
1  “ROCE” is defined as Adjusted EBIT divided by Adjusted Capital Employed, with each defined as follows:
a  “Adjusted EBIT”: earnings before interest and taxes and including incremental depreciation expense resulting from the application of purchase accounting step up to property, plant and equipment, as adjusted by (i) excluding the earnings impact of legacy issues (such as asbestos adjustments); (ii) excluding acquisition-related expenses; (iii) excluding non-cash amortization of intangibles from the AZEK acquisition; (iv) adding back asset impairment charges, restructuring charges and (v) excluding performance from any business held for sale in the relevant period, unless otherwise determined by the Committee.
b  “Adjusted Capital Employed”: total assets minus current liabilities, as reported in James Hardie’s financial results, adjusted by (i) excluding balance sheet items related to legacy issues (such as asbestos adjustments), dividends payable and deferred and current taxes; (ii)
excluding intangible assets including goodwill and other intangibles consistent with historical practice for acquisition-related adjustments; (iii)
excluding accrued product liability warranties; (iv) adding back asset impairment charges in the relevant period, unless otherwise determined by the Committee; (v) adding back leasehold assets for manufacturing facilities and other material leased assets; (vi) deducting all greenfield construction-in-progress, and any brownfield construction-in-progress projects involving capacity expansion that are individually greater than US$20 million, until such assets reach commercial production and are transferred to the fixed asset register; (vii)
excluding assets from any business or asset held for sale; and (viii) excluding cash and short-term debt.
2  Average FY26-FY28 ROCE result will be calculated by averaging the one-year ROCE results in FY26, FY27, and FY28.
To accurately reflect ROCE performance considering the AZEK acquisition, the Committee made no adjustments to the FY26
ROCE calculation for impacts directly related to the acquisition of AZEK. As such, the Adjusted EBIT contribution from AZEK

James Hardie 2026 Proxy Statement	71

during the nine months ended March 31, 2026 was included in the numerator and all AZEK assets were included in the denominator.
As a result, the Committee approved the following vesting in respect of the FY24 ROCE PRSUs.

NEO	FY24 ROCE PRSUs (target)	Final Performance	Shares Earned	% of Maximum Opportunity
A Erter	46,133	130%	59,972	65%
R Kilcullen	5,637	130%	7,327	65%
F Majeed	4,119	130%	5,355	65%
R Wilson	8,672	130%	11273	65%
FY24-26 TSR PRSUs
The FY24 TSR PRSUs comprised 25% of the FY24 NEO award and will conclude their three-year performance in August 2026.
Based on performance through June 1, 2026, James Hardie is ranked below the 40th percentile which would result in none of the
FY24 TSR PRSUs vesting. The final vesting performance of the FY24 TSR PRSUs will be disclosed in the 2027 Proxy
Statement.

August 2023 – August 2026 TSR Performance Against Peer Group[1]	Payout as % of Target	Payout as % of Maximum
< 40th percentile	0%	0%
40th percentile	50%	25%
60th percentile	100%	50%
≥ 80th percentile	200%	100%
1  TSR is the change in share price assuming all dividends and capital returns are reinvested when paid, calculated using a 20-day averaging period prior to the grant and vest dates. For performance between the 40th and 60th, and 60th and 80th percentiles, the payout will be interpolated on a straight line basis. The FY24 TSR PRSU peer group comprises of the following companies: A.O. Smith Corporation, Acuity
Brands, American Woodmark, Armstrong World Industries, Builders FirstSource, Carlisle Companies, Fortune Brands Innovations, Lennox
International, Louisiana-Pacific, Martin Marietta Materials, Masco, Mohawk Industries, NVR, Newell Brands, Owens Corning, Simpson
Manufacturing Company, The Toro Company, Toll Brothers, Trex Co., Valmont Industries, Vulcan Materials Company, and Watsco

James Hardie 2026 Proxy Statement	72

FY24-FY26 Scorecard LTI
Following FY26, the Committee reviewed our performance over FY24-26 against the Scorecard objectives established in FY24, and the contribution of individual executive officers towards the achievement of such objectives.

Goal (Weighting)	Region	Goal	Result	Weighted Payout
Zero Harm[1] (10%)	NA	FY24= 0.76; FY25=0.73; FY26= 0.70	Below Expectations	0.00x
	ANZ	FY24= 0.08; FY25=0.07; FY26=0.07	Below Expectations	0.00x
	Europe	FY24= 0.45; FY25=0.43; FY26= 0.41	Below Expectations	0.00x
Profitable Share Gain[2] (20%)	NA	4%	Below Expectations	0.03x
	ANZ	4% in Australia	Below Expectations	0.00x
	Europe	Innovative volume growth of 20% - 30%	Below Expectations	0.04x
Adjusted EBIT Margin[3] (20%)	NA	>25%	Exceeds Expectations	0.18x
	ANZ	>25%	Exceeds Expectations	0.10x
	Europe	7% - 10%	Meets Expectations	0.17x
Hardie Operating System (15%)	•EBIT Margin Expansion through Continued LEAN Savings •Enable Capacity through LEAN Performance Improvements •Capacity Expansion		Exceeds Expectations	0.38x
Innovation (10%)	•Commercial-in-confidence metrics for products and process efficiencies		Exceeds Expectations	0.25x
People and Culture (15%)
•Purpose, Vision, Mission and Values
Embedment
•Leadership Values
•Employee Engagement Survey
•Talent Assessment and Succession Planning
•Organization Design
•Inclusion and Diversity
•Voluntary Employee Turnover
			Exceeds Expectations	0.30x
Sustainability (10%)
•HMOS Integration to Deliver Progress towards
Environmental Goals
•TFCD and External Reporting Progress
•Develop strategy for Scope 3 Reduction
•Responsible Sourcing Program
•Track with Goals Published in 2023
Sustainability Report
			Meets Expectations	0.15x
Calculated Scorecard Payout				1.60x
			CEO:	1.00x
Approved Scorecard Payout Following Committee Discretion:			COO:	1.50x
			CHRO:	1.45x
1  Reflects Days Away, Restricted Time, a calculation that defines the number of recordable injuries and illnesses resulting in lost work time or one or more restricted days that resulted in an employee transferring to a different job within the Company (#DART incidents x 200,000 / #
employee hours worked).
2  Profitable Share Gain is defined as James Hardie’s year-over-year sales volume change for defined products by region compared against the year-over-year change in specific segments of the housing sector in the United States for North America and in Australia for ANZ.
3  Adjusted EBIT Margin is defined as adjusted earnings before interest and tax expressed as a percentage of net sales. When used as a
Regional measure, Adjusted EBIT margin means the Regional amounts calculated as described and using U.S. dollars for North America,
Australian dollars for ANZ and Euro for Europe.
Based on the three-year results against each of the goals as described above, the FY24-26 Scorecard payout was calculated at
1.60x of target.  While results across the full three-year period were earned at 1.60x of target due to above target performance in years one and two of the performance period, the Committee exercised negative discretion to reduce the approved performance to 1.00x of target for the CEO, 1.50x for the COO, and 1.45x for the CHRO based on broadly below-target results delivered in the third year of the performance period. Ms. Wilson’s Scorecard LTI units were earned at target (1.00x) based on her separation agreement.

James Hardie 2026 Proxy Statement	73

Individual payouts for our NEOs for the FY24 Scorecard LTI are set forth below:

NEO	FY24 Scorecard Units (target)	Final Performance	Units Earned	% of Maximum Opportunity
A Erter	92,266	100%	92,266	33%
R Kilcullen	11,273	150%	16,910	50%
F Majeed	8,238	145%	11,945	48%
R Wilson	17,343	100%	17,343	33%
FY23-25 TSR PRSUs
On August 17, 2025, the FY23-25 TSR PRSUs vested.  The FY23-25 TSR PRSUs comprised 25% of the FY23 LTI opportunity for participating NEOs and were based on the vesting criteria and assessed against the same peer group shown above for the
FY24-26 TSR PRSUs. James Hardie’s TSR was below the 40th percentile, resulting in a payout factor of 0% and no shares being issued in respect of the FY23-25 TSR PRSUs.
Other Payments
Termination Payments for Mr. Lada
Mr. Lada’s employment was terminated in July 2025 in connection with the acquisition. Under the AZEK Executive Severance
Plan approved by the legacy AZEK Compensation Committee, Mr. Lada was entitled to: (a) a one-time payment of $1,680,000, equal to two-times his base salary and target bonus at the time of termination, (b) the second installment ($200,000) of his AZEK
Acquisition Retention Award, and (c) an AZEK FY25 AIP payment based on the calculated payout factor, which was $478,611 paid in November 2025.
In accordance with the AZEK Executive Severance Plan, on Mr. Lada’s termination date of July 11, 2025, all outstanding equity awards fully vested, with all stock options expiring one year from the date of his termination.  For a full disclosure of Mr. Lada’s equity vesting in connection with his termination, see the “Options Exercised and Stock Vested” table below.
Termination Payments for Ms. Wilson
As part of a CFO transition, Ms. Wilson was terminated as CFO by the Company in November 2025 and served as an adviser providing transition services through March 31, 2026. Under her transition and separation agreement, Ms. Wilson continued to receive her full base salary through March 31, 2026, and was eligible for a full FY26 STI payment, as outlined above.  Upon her termination of employment, Ms. Wilson began receiving monthly payments of $65,259, to be paid over 18 months, totaling an aggregate of $1,174,665, equal to 1.5 times her base salary and target bonus as of the termination date.
Upon termination, all of Ms. Wilson’s outstanding equity awards were treated in accordance with the terms and conditions of the respective Long-Term Incentive Plans and corresponding award agreements. Her outstanding time-based RSU award accelerated and fully vested and her Integration PRSU accelerated and vested at target performance upon her termination at a total value of $599,656 based on the per share price of  AUD$26.10 on her date of termination.  All PRSUs were prorated based on her period of employment between the respective grant and vest dates of each award, and will vest on the original vest date of each award, including adjustment for actual approved performance by the Committee.  All ROCE PRSUs and TSR PRSU awards will vest subject to the performance as approved by the Committee, and all LTI Scorecard and the Integration PRSU
award will vest at target performance levels.
Termination Payments for Mr. Gadd
As Mr. Gadd voluntarily resigned, he was not eligible to receive an FY26 STI payment and did not receive the second installment of his cash James Hardie Integration Incentive Award.  All outstanding LTI awards were forfeited upon his termination.
Changes to Executive Compensation for Fiscal Year 2027
As described above (see “Compensation Discussion and Analysis—Results of Fiscal Year 2025 Remuneration Report Vote and
Shareholder Engagement”), the Board, Committee, and management connected with shareholders and, with input from our independent compensation consultants, FW Cook and Guerdon, undertook a comprehensive review of market compensation practices to evaluate the efficacy and competitiveness of our current compensation programs following the 2025 annual general meeting, culminating in the approval of a redesigned executive compensation program for FY27.
After extensive discussions, the Committee determined that it was appropriate to retain a U.S.-listed company focused peer group for the following reasons:
•It reflects the companies with which we compete for officer-level executive talent;
•It reflects the geography in which all of our NEOs and most of our other executive officers (87%) are based;
•It reflects a key market for our business and operations, with approximately 78% of our FY26 net sales originating in the
U.S.; and

James Hardie 2026 Proxy Statement	74

•It reflects the market in which most of our share ownership resides.
While the factors above underscored the primary relevance of the U.S. market to our executive compensation design, Australian shareholders retain considerable holdings, and we have therefore endeavored to also retain elements of executive compensation that are prevalent in Australia, such as a return on capital measure and various payout thresholds.
The Committee also determined that it was appropriate to align our compensation practices more closely with our U.S. peers and to incorporate elements of the legacy AZEK executive compensation program, thereby harmonizing our executive compensation program as we integrate our executive leadership team.. In the past, we had combined practices from the U.S. and Australian markets, but this added to the complexity of our programs - a concern cited during our shareholder engagement efforts - and created confusion for our executive officers and our shareholders alike.
The following changes were approved for FY27, with many being directly responsive to feedback received during engagement as addressed in “Compensation Discussion and Analysis – Results of Fiscal Year 2025 Remuneration Report Vote and Shareholder
Engagement” above.

Change	Details	Rationale
Reduced maximum pay opportunities
•Reduced the maximum STI payout for
Company Performance from 300% of target to
200% of target
•Reduced the maximum STI payout for
individual performance from 300% of target to
150% of target
•Reduced the maximum performance-based LTI
payout from 233% of target to 200% of target
•Responds to feedback regarding the 300% payout opportunity •Aligns incentive payout opportunities with prevalent market practices among U.S. peers
Removed the cash- settled Scorecard LTI and introduced new equity vehicles	•Reallocated the total target LTI value (historically allocated to ROCE PRSUs, TSR PRSUs and Scorecard LTI) across three vehicles: ◦PRSUs (60%) ◦RSUs (25%) ◦Stock options (15%)
•Responds to feedback regarding the use
of cash-settled plans and a preference for
equity-settlement
•Responds to concerns regarding
executive retention
•Continues to align pay with performance
•Introduces direct alignment with absolute
stock price performance through options
which only provide value if the stock price
appreciates

Simplified the incentive metrics
•Reduced the number of performance metrics
and focused on financial and market-based
measures in our incentive programs:
◦The FY27 STI is based on Adjusted
EBITDA (40%), Net Sales (40%) and
individual performance (20%)
◦The FY27 PRSUs are based on Adjusted
EBITDA Growth (45%), Relative TSR (30%)
and Adjusted ROIC (25%)
•Responds to feedback regarding complexity in the plan design •Increases pay alignment with financial performance
There was no change to the Committee’s philosophy when setting target compensation, including base salaries, in the FY27 compensation design.  Base salaries for FY27 reflect an ordinary annual increase. Further details on the incentive plans for FY27 are provided below.
Short-Term Incentive
To simplify design, improve line-of-sight for our executives, and increase alignment with our financial performance, the FY27 STI will be based on achievement against Adjusted EBITDA, Net Sales and Individual Performance metrics.

Adjusted EBITDA: 40% Drive profitability	Net Sales: 40% Deliver growth	Individual Performance 20% Recognize importance of strategic, non- financial goals
Net Sales reflects our focus on growth and increasing demand for our products. Adjusted EBITDA aligns with our focus delivering profitable growth. Together, both company performance metrics will align target pay with our success in delivering against market guidance and delivering value to our shareholders.
For executive officers with global responsibility, the Company Performance component will be based on global enterprise-wide metrics. For executive officers supporting a region, 80% will be based on the same financial metrics measured at the region level, while 20% will be based on global results.  In shifting to financial only goals for the Company Performance component, the
FY27 STI plan will better measure company performance metrics most closely tracked by shareholders, and the addition of a

James Hardie 2026 Proxy Statement	75

region/corporate blend ensures results are more connected across James Hardie. The remaining 20% of the FY27 STI plan will resemble the Individual Component discussed above for prior fiscal years. As described above, the maximum STI award opportunity will also decrease.
The Committee approved threshold, target and maximum performance goals for both the Adjusted EBITDA and Net Sales metrics as set forth below.  FY27 target performance goals were set at least at the midpoint of FY27 guidance.

Adjusted EBITDA
Threshold 90% of target performance	Target 100% of target performance	Maximum 112% of target performance

Net Sales
Threshold 95% of target performance	Target 100% of target performance	Maximum 105% of target performance
In addition, to encourage strong profitability, the Committee set an above-target performance milestone at 105% of the Adjusted
EBITDA target, marking a 150% payout. There will be no payout for achievement of either performance goal below threshold performance, and results between threshold and target, target and above target, and above target and maximum will be interpolated on a straight-line basis. Performance goals at the region level were set based on the same framework based on a regional contributions to the global enterprise-wide metrics. The Committee reserves the right to apply negative discretion to final payouts, including if Zero Harm performance falls below an acceptable standard.
Long-Term Incentive
The revised FY27 LTI Plan is designed to effectively balance a reduction in the maximum opportunity with defined financial performance targets, a commitment to shareholder value delivery, an emphasis on share-settlement, and the promotion of executive retention.

Performance RSUs: 60% Focus on financial results and delivering superior shareholder returns	Time-Based RSUs: 25% Promote retention, stock ownership, and align stock price performance	Stock Options 15% Incentivize long-term sustainable stock price growth
In an effort to more closely connect the grant, performance evaluation, and vesting of LTI awards with the end of the fiscal year, the FY27 LTI awards for our executive officers other than Mr. Erter have been made in June, instead of following the annual general meeting, which is typically in August. Traditionally, all executive LTI awards were made in August, after the annual general meeting, as shareholders were required to approve the equity awards issued to Mr. Erter. In accordance with ASX listing requirements, the request for approval of Mr. Erter’s awards will continue to occur at the Annual General Meeting and such awards for Mr. Erter have been measured in June but will be granted upon such approval. For more information, see “Proposal 4
—CEO Equity Grant”.
Performance-RSUs
A total of 60% of the FY27 RSU award will be issued as PRSUs.  Rather than issue three separate LTI vehicles, FY27 PRSUs will be issued as a single award that vests based on three independently assessed metrics as set forth below:

Adjusted EBITDA Growth: 45% Long-term profitability	Relative TSR: 30% Shareholder Return	Adjusted ROIC: 25% Capital Efficiency
Adjusted EBITDA Growth:
Threshold, target and maximum performance for the first year of the performance period is set at a base dollar value, with subsequent growth rate targets set for the second and third years.  Adjusted EBITDA is then measured each year with the final three-year performance determined based on the average of each of the three years in the performance period.  For FY27, target performance is equal to the target performance level established in the FY27 STI plan.  Across all years, threshold and maximum performance is set at 90% and 110% of target performance, and performance between threshold and target, and target and maximum will be interpolated on a straight-line basis.

James Hardie 2026 Proxy Statement	76

Relative TSR:
The Committee approved the following performance goals for the Relative TSR component of the PRSUs, which are consistent with those applicable to the FY26 TSR PRSU awards.  However, TSR over the performance period will be measured against the constituent companies of the S&P 500 Capital Goods and Materials indices, rather than the constituent companies of the S&P
500 (as used in FY26), which aims to better measure the Company’s TSR performance against our competitors and peer companies.

TSR Performance Against S&P 500 Capital Goods and Materials Indices[1,2]	Payout as % of Target	Payout as % of Maximum
< 40th percentile	0%	0%
40th percentile	50%	25%
60th percentile	100%	50%
≥ 80th percentile	200%	100%
1  TSR is the change in share price assuming all dividends and capital returns are reinvested when paid, calculated using a 20-day averaging period prior to the grant and vest dates.
2  For performance between the 40th and 60th, and 60th and 80th percentiles, the payout will be interpolated on a straight line basis.
Adjusted ROIC:
Adjusted ROIC is measured each year with final three-year performance determined based on the average for each of the three years in the performance period.

Average FY27-FY29 ROIC[1]	Payout as % of Target	Payout as % of Maximum
8.0%	50%	25%
9.0%	100%	50%
10.5%	200%	100%
1  “Adjusted ROIC” is defined as Net Operating Profit After Tax divided by Adjusted Invested Capital. “Net Operating Profit After Tax” is defined as
Adjusted EBITDA minus Depreciation and Amortization, times 1 minus the Company’s Adjusted Effective Tax Rate,  where Adjusted EBITDA,
Depreciation and Amortization, and the Adjusted Effective Tax Rate are all as reported in our financials and supplemental documents.
“Adjusted Invested Capital” is defined as operating assets minus operating liabilities, adjusted to exclude deferred tax assets and liabilities, dividends payable, and asbestos assets and liabilities. Under this operating-capital approach, cash and debt are excluded, and goodwill and intangibles are included.
The Committee believes that this structure will incentivize our executive officers to achieve year-over-year growth, in the case of
Adjusted EBITDA and Relative TSR, and attractive annual returns on capital, in the case of Adjusted ROIC, regardless of the outcome of the prior year. The Committee further believes that this measurement practice appropriately reflects the cyclical nature of the Company’s business and end markets and protects against the effects on executive officer motivation of a single extraordinary year, either positive or negative, in the three-year performance period.
Time-Based RSUs
In connection with the effort to retain our executives and ensure all of our NEOs continue to hold James Hardie shares, 25% of the FY27 LTI award was issued as time-based RSUs, which vest ratably over three years.  While not performance-based, these awards continue to incentivize executives to deliver shareholder value, as the value of the shares received upon vesting entirely depends on the share price at vesting.
Stock Options
The remaining 15% was granted as stock options. The Committee believes this provides further incentive for the NEOs to deliver sustainable shareholder value, as the award ultimately only has value if our share price increases.  The stock options granted on
June 1 vest ratably over three-years and have a ten-year term. The Committee believes that the ten-year term provides further incentive for executives to focus on long-term shareholder returns outside of the three-year performance cycle present in
PRSUs.
All stock options granted in FY27 will be issued using a Black-Scholes valuation, using assumptions the Company deems reasonable, and have an exercise price equal to the per share closing price of a Share as reported on the NYSE on the date of grant.
Fiscal Year 2027 CEO Adjusted ROIC Award
The People & Compensation Committee did not immediately grant a replacement award to our CEO following his fiscal year
2026 ROCE PRSU award not being approved by shareholders. In consideration of contractual and other obligations to our CEO, in fiscal year 2027, the Committee has granted, in addition to the LTI award described above, a one-time LTI award with a target value of $1 million, half of the value of his original 2026 ROCE PRSU award. This award will vest and settle in cash, subject to

James Hardie 2026 Proxy Statement	77

the following sentence, on the third anniversary of the grant date only if we achieve Adjusted ROIC of at least 10.5% in fiscal year 2029. Following vesting, the net cash, if any, must be used to purchase Shares, and such Shares must be held for at least two years. The award is performance-based, but it can only vest at target, meaning the maximum opportunity is the $1 million value.
Additional Compensation Practices
Clawback
As required by the Dodd-Frank Act and related SEC rules, in the event we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under U.S. securities laws, Committee will endeavor to recover from any executive officer the amount of erroneously awarded cash or equity incentive-based compensation.  In addition, all FY26 LTI grants made to the NEOs are subject to an additional clawback provision for violation of a limited non-
compete provision that specifically prohibits executives from working for designated competitors or for any company that may enter the fiber cement market within two years of departure.
Hedging and Pledging
All directors and employees of the Company are subject to the Company’s Insider Trading Policy. Under the Insider Trading
Policy, designated employees and directors may generally conduct transactions in the Company’s securities during a four-week period beginning two days after the announcement of quarterly or full year financial results, or such other periods as may be designated by the Board provided that such persons are not in possession of material, non-public information. The Insider
Trading Policy also contains pre-clearance requirements for certain designated employees and directors, as well as general prohibitions on hedging and pledging activities or selling any shares for short-swing profit.
Termination and Change in Control Benefits
The NEOs are entitled to certain severance and change in control benefits, the terms of which are described below under “Fiscal
Year 2026—Compensation Tables and Related Disclosures—Potential Payments and Benefits upon Termination or Change-in-
Control.” We provide our NEOs with these severance and change-in-control benefits to assist us in recruiting and retaining talented individuals and to help us ensure the continued focus and dedication of our NEOs, notwithstanding any concern that they may have regarding their continued employment, including prior to or following a change in control transaction. Upon the occurrence of a change in control (i) outstanding equity awards granted under the 2001 LTIP (as defined below) will automatically terminate unless assumed, substituted, or adjusted as provided by the Board, and if no such action is taken, such awards may become fully vested at the election of the participant and (ii) outstanding equity awards granted under the 2006 LTIP (as defined below) will automatically terminate unless the Board provides for accelerated vesting of all or a portion of such awards.
Stock Ownership Guidelines
Senior executives, including all of our NEOs, are subject to stock ownership guidelines that require them to maintain a minimum interest in our stock to further align their interests with those of our shareholders. These guidelines, which were updated in
November of 2025, further align the interests of our executives with those of our shareholders, encourage them to think like long-
term owners and stewards of the company, and discourage decisions focused only on the short-term.

Minimum ownership requirement	•CEO: 500% of salary •Other executive officers: 200% of salary
Equity interests considered in assessing compliance	•Shares held by the individual (directly or indirectly) •60% of outstanding time-based RSU awards •No performance-based LTI awards or stock options are counted towards executive equity interest
Time horizon for compliance	•Five years from date of appointment or becoming subject to the guideline
Retention requirements
•Prior to meeting the minimum requirement: 75% of shares obtained under our LTI
Plans (net of taxes and other costs)
•After meeting the minimum requirement: 25% of shares issued under our LTI
Plans through the vesting of RSUs or exercise of options (net of taxes and other costs) for a period of two years (by way of a holding lock), after which time those shares can be sold (provided they remain at or above the stock ownership guideline

As of March 31, 2026, all executive officers have either achieved the minimum share ownership threshold or are within the initial five-year accumulation period.

James Hardie 2026 Proxy Statement	78

Equity Award Practices
Historical LTI awards were approved by the Committee in May of each year, with awards generally granted in August of each year. Commencing with the FY27 LTI awards, the Company has revised its practice to grant regular annual equity awards effective in June of each year, subject to shareholder approval at the following annual general meeting, to the extent required.
James Hardie may also grant equity awards at other appropriate times, including depending on the specific facts and circumstances regarding the grants, as determined by the Committee. James Hardie does not have any program, plan, or practice to time equity grants in coordination with the release of material, non-public information and in FY26 did not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.
Retirement Plans
In every country in which we operate, we offer employees access to pension, superannuation or individual retirement savings plans consistent with the laws of the respective country.
In the U.S., we sponsor a defined contribution plan, the James Hardie Retirement and Profit Sharing Plan (the “401(k) Plan”).
The 401(k) Plan is a tax-qualified retirement and savings plan covering all U.S. employees, including the NEOs, subject to certain eligibility requirements as defined by the Internal Revenue Service (the “IRS”). Under the 401(k) Plan, we match employee contributions dollar for dollar up to a maximum of the first 6% of an employee’s eligible compensation.
Non-Qualified Deferred Compensation Plan
We also sponsor a non-qualified deferred compensation plan, the James Hardie Executive Deferred Compensation Plan (the
“Deferred Compensation Plan”). Participation in the Deferred Compensation Plan is generally limited to individuals whose annual salary exceeds the IRS limits applicable to our tax-qualified plans or are participants in our equity programs. The Deferred
Compensation Plan allows participants to elect to defer receipt of some or all of their salary or earned cash incentive to a later date. The Deferred Compensation Plan also restores matching employee contributions up to a maximum of the first 6% of an employee’s eligible compensation that is not otherwise eligible for contribution to the 401(k) Plan due to IRS contribution limits so long as the participant defers eligible compensation to the Deferred Compensation Plan.
Loans
We do not make loans to our executive officers.
Employment and Severance Arrangements
During fiscal year 2026, we maintained employment and/or severance agreements with Mr. Erter and the other NEOs, the key terms of which are described below.
Employment Agreement with Mr. Erter
•The Employment Agreement is effective 1 September 2022 providing for service as CEO.
•Mr. Erter is an employee-at-will and either he or the Company may terminate his employment at any time or for any reason.
•Base salary at an initial annual rate of US$1,000,000, subject to annual review and approval by the Committee.
•Participation in the Company’s annual STI and LTI Plans, with a minimum STI target of 120% of his annual base salary, as established by the Company’s Board.
•Participation in the Company’s benefit, health and welfare plans and certain fringe benefits made generally available to
Senior Executive Officers in accordance with his agreement and Company policies.
•In the event that Mr. Erter’s employment is terminated by the Company for any reason other than for “Cause”, or if Mr.
Erter voluntarily terminates his employment for “Good Reason”, in addition to those benefits that would be considered standard for any employee at termination (i.e., unpaid base salary, accrued vacation, unreimbursed business expenses and the payment of any earned but unpaid annual incentive award) Mr. Erter will be entitled to receive the following benefits:
◦An aggregate amount equal to the sum of: (i) two times Mr. Erter’s base salary plus (ii) two times Mr. Erter’s target annual incentive, payable in substantially equal periodic installments over the two year period following the date of termination;
◦An amount, if any, with respect to the annual incentive award opportunity for the fiscal year in which termination of employment occurs, as determined under the terms and conditions of annual incentive program(s) then in-effect;
◦All outstanding equity awards will be subject to the terms and conditions of the applicable equity incentive plan and any corresponding award agreement(s); provided, however, that the nonqualified stock options shall vest in full and become exercisable (to the extent then unvested);

James Hardie 2026 Proxy Statement	79

◦Monthly payments for a period of up to 24 months following the date of termination equal to the premium Mr. Erter would be required to pay for continuing coverage under the Company’s health benefit plans; and
◦Reasonable professional outplacement services for a period of up to 24 months following the date of termination.
James Hardie Severance Agreements
•In the event Mr. Lada is terminated by the Company without “Cause” or resigns for “Good Reason” after November 17,
2026 or, if such termination occurs before November 17, 2026 but after a change in control, in addition to those benefits that would be considered standard for any employee at termination (i.e., unpaid base salary, accrued vacation, unreimbursed business expenses and the payment of any earned but unpaid annual incentive award), Mr. Lada will be entitled to receive the following benefits:
◦Aggregate payments equal to the sum of (i) 1.5 times his base salary plus (ii) 1.5 times his annual incentive award opportunity, as then in-effect, payable over 1.5 years following the date of termination;
◦An amount, if any, with respect to the annual incentive award opportunity for the fiscal year in which termination of employment occurs, as determined under the terms and conditions of annual incentive program(s) then in-effect;
◦All outstanding equity awards under the Company’s equity incentive plans will be subject to the terms and conditions of the applicable plan and any corresponding award agreement(s);
◦Monthly payments for a period of 1.5 years following the date of termination equal to the premium the executive would be required to pay for continuing coverage under the Company’s health benefit plans; and
◦Reasonable professional outplacement services for a period of up to 12 months following the date of termination.
•In the event that Mr. Kilcullen is terminated by the Company without “Cause” or terminated by the executive for “Good
Reason”, in addition to those benefits that would be considered standard for any employee at termination (i.e., unpaid base salary, accrued vacation, unreimbursed business expenses and the payment of any earned but unpaid annual incentive award), Mr. Kilcullen will be entitled to receive the following benefits:
◦Aggregate payments equal to the sum of (i) 1.5 times his base salary plus (ii) 1.5 times his annual incentive award opportunity, as then in-effect, payable over 1.5 years following the date of termination;
◦An amount, if any, with respect to the annual incentive award opportunity for the fiscal year in which termination of employment occurs, as determined under the terms and conditions of annual incentive program(s) then in-effect;
◦All outstanding equity awards will continue to vest according to their terms, prorated for Mr. Kilcullen’s length of service;
◦Monthly payments for a period of 1.5 years following the date of termination equal to the premium the executive would be required to pay for continuing coverage under the Company’s health benefit plans; and
◦Reasonable professional outplacement services for a period of up to 12 months following the date of termination.
•In the event that Mr. Majeed is terminated by the Company without “Cause” or terminated by the executive for “Good
Reason”, in addition to those benefits that would be considered standard for any employee at termination (i.e., unpaid base salary, accrued vacation, unreimbursed business expenses and the payment of any earned but unpaid annual incentive award) Mr. Majeed will be entitled to receive the following benefits:
◦Aggregate payments equal to the sum of (i) 1.5 times his base salary plus (ii) 1.5 times his annual incentive award opportunity, as then in-effect, payable over 1.5 years following the date of termination;
◦An amount, if any, with respect to the annual incentive award opportunity for the fiscal year in which termination of employment occurs, as determined under the terms and conditions of annual incentive program(s) then in-effect;
◦All outstanding equity awards under the Company’s equity incentive plans will be subject to the terms and conditions of the applicable plan and any corresponding award agreement(s);
◦Monthly payments for a period of 1.5 years following the date of termination equal to the premium the executive would be required to pay for continuing coverage under the Company’s health benefit plans; and
◦Reasonable professional outplacement services for a period of up to 12 months following the date of termination.
The AZEK Company Executive Severance Plan
Prior to the closing of the AZEK acquisition, the AZEK Compensation Committee approved The AZEK Company Executive
Severance Plan (the “AZEK Severance Plan”). As of March 31, 2026, the AZEK Severance Plan remains applicable to Mr. Skelly.
Under the AZEK Severance Plan, Mr. Skelly is eligible for severance benefits in the event of a termination by the Company without cause (as defined in the AZEK Severance Plan) or his resignation for good reason (as defined in the AZEK Severance

James Hardie 2026 Proxy Statement	80

Plan), subject to execution of a release of claims and continued compliance with confidentiality, non-disparagement, non-
competition and non-solicitation covenants.
In the event of such a termination within 24 months following the closing of the AZEK acquisition, Mr. Skelly will receive the following severance benefits: (i) cash severance equal to 2.0x the sum of his base salary and target annual incentive, payable in a lump sum; (ii) reimbursement or payment of premiums for group health plan continuation coverage for 18 months; (iii) any unpaid annual incentive for the most recently completed fiscal year, based on actual performance (the “Prior Year Bonus”); and
(iv) a pro-rated annual incentive for the fiscal year in which the qualifying termination occurs, based on actual performance (the
“Pro-Rata Bonus”).
In the event of such a termination more than 24 months following the closing of the AZEK acquisition, Mr. Skelly will instead receive the following severance benefits: (i) cash severance equal to 1.0x the sum of his base salary and target annual incentive, payable in installments over 12 months; (ii) reimbursement or payment of premiums for group health plan continuation coverage for 12 months; (iii) the Prior Year Bonus; and (iv) the Pro-Rata Bonus.
In either case, all outstanding equity awards under the Company’s long-term incentive plans will be subject to the terms and conditions of the applicable plan and any corresponding award agreement(s).
In addition, the AZEK Severance Plan provides for payment of the Prior Year Bonus and the Pro-Rata Bonus in the event of Mr.
Skelly’s death or disability.
Stock-Based Compensation Arrangements
At March 31, 2026, we had the following equity award plans:
•the 2006 Equity Incentive Plan (“2006 LTIP”);
•the 2001 Equity Incentive Plan (“2001 LTIP”); and
•The AZEK Company Inc. 2020 Omnibus Incentive Plan.
2006 LTIP
The Company uses the 2006 LTIP as the plan for LTI grants to Senior Executive Officers and selected members of executive management. Participants in the LTIP currently receive grants of RSUs and Scorecard LTI, each of which is subject to performance goals. Participants and award levels are approved by the People & Compensation Committee based on local market standards, and the individual’s responsibility, performance and potential to enhance shareholder value. The 2006 LTIP was first approved at our 2006 AGM, and our shareholders have subsequently approved amendments to the 2006 LTIP in 2008,
2009, 2010, 2012, 2015, 2018, 2021, and 2024.
The 2006 LTIP provides for plan participants’ early exercise of certain benefits or early payout under the plan in the event of a
“change in control,” takeover by certain organizations or liquidation. For RSUs, a “change of control” is deemed to occur if (1) a takeover bid is made to acquire all of the shares of the Company and it is recommended by the Board or becomes unconditional,
(2) a transaction is announced which would result in one person owning all the issued shares in the Company, (3) a person owns or controls sufficient shares to enable them to influence the composition of the Board, or (4) a similar transaction occurs which the Board determines to be a control event. On a change of control, the Board can determine that all or some RSUs have vested on any conditions it determines, and any remaining RSUs lapse.
RSUs - From fiscal year 2009, the Company commenced using RSUs granted under the 2006 LTIP. RSUs issued under the
2006 LTIP are unfunded and unsecured contractual entitlements and generally provide for settlement in Shares, subject to performance vesting hurdles prior to vesting. Additionally, the Company has on occasion issued a small number of cash settled awards.
Scorecard LTI - From fiscal year 2010, the Company commenced using Scorecard LTI units granted under the 2006 LTIP. The
Scorecard LTI is used by the People & Compensation Committee to set strategic objectives which change from year to year, and for which performance can only be assessed over a period of time. The vesting of Scorecard LTI units is subject to the People &
Compensation Committee’s exercise of negative discretion. The cash payment paid to award recipients is based on JHI plc’s share price on the vesting date (which was amended from fiscal year 2012 to be based on a 20 trading-day closing average price).

James Hardie 2026 Proxy Statement	81

2001 LTIP
The 2001 LTIP is intended to promote the Company’s long-term financial interests by encouraging management below the senior executive level to acquire an ownership position in the Company and align their interests with our shareholders. Selected employees under the 2001 LTIP are eligible to receive awards in the form of RSUs, nonqualified stock options, performance awards, restricted stock grants, stock appreciation rights, dividend equivalent rights, phantom stock or other stock-based benefits. Award levels are determined based on the People & Compensation Committee’s review of local market standards and the individual’s responsibility, performance and potential to enhance shareholder value.
The 2001 LTIP was first approved by our shareholders and Board in 2001 and reapproved to continue until September 2021 at the 2011 AGM. At the 2021 AGM, the plan was reapproved for another three years and subsequently, at the August 2024 AGM, the plan was reapproved for another three years. An aggregate of 45,077,100 Shares were made available for issuance under the 2001 LTIP, subject to adjustment in the event of a number of prescribed events set out on the 2001 LTIP. Outstanding RSUs granted under the 2001 LTIP generally vest at the rate of 25% on the 1st anniversary of the grant, 25% on the 2nd anniversary date and 50% on the 3rd anniversary date.
The 2001 LTIP is administered by our People & Compensation Committee, and the People & Compensation Committee or its
delegate is authorized to determine: (i) who may participate in the 2001 LTIP; (ii) the number and types of awards made to each participant; and (iii) the terms, conditions and limitations applicable to each award. The People & Compensation Committee has the exclusive power to interpret and adopt rules and regulations to administer the 2001 LTIP, including a limited power to amend, modify or terminate the 2001 LTIP to meet any changes in legal requirements or for any other purpose permitted by law.
The purchase or exercise price of any award granted under the 2001 LTIP may be paid in cash or other consideration at the discretion of our People & Compensation Committee, including cashless exercises. The exercise price for all options is the market value of the shares on the date of grant. The Company may not reduce the exercise price of such an option or exchange such an option or stock appreciation right for cash, or other awards or a new option at a reduced exercise price without shareholder approval or as permitted under specific restructuring events and applicable listing rules. No unexercised options or unvested RSUs issued under the 2001 LTIP are entitled to dividends or dividend equivalent rights. The 2001 LTIP also permits the People & Compensation Committee to grant stock options, performance awards, restricted stock awards, stock appreciation rights, dividend equivalent rights or other stock based benefits.
The 2001 LTIP provides for the automatic acceleration of certain benefits and the termination of the plan under certain circumstances in the event of a “change in control.” A change in control will be deemed to have occurred if either (1) any person or group acquires beneficial ownership equivalent to 30% of our voting securities, (2) individuals who are currently members of our Board cease to constitute at least a majority of the members of our Board, or (3) there occurs the consummation of certain mergers (other than a merger that results in existing voting securities continuing to represent more than 5% of the voting power of the merged entity or a recapitalization or reincorporation that does not result in a material change in the beneficial ownership of the voting securities of the Company), the sale of substantially all of our assets or our complete liquidation or dissolution.
The AZEK Company Inc. 2020 Omnibus Incentive Compensation Plan
On July 1, 2025, in connection with the closing of the AZEK transaction, we assumed the The AZEK Company Inc. 2020
Omnibus Incentive Compensation Plan (the “AZEK Plan”). The AZEK Plan allowed for the awarding of a variety of equity-based awards, including restricted stock awards, restricted stock unit awards, and stock options, among others. At the closing of the
AZEK transaction all outstanding awards issued pursuant to the AZEK Plan were converted into awards of equivalent value but denominated in Shares. All performance conditions applicable to outstanding awards were deemed achieved at levels agreed upon between James Hardie and AZEK in connection with the transaction, and the awards otherwise remain governed by the terms and conditions of such award agreements and the AZEK Plan. No additional awards will be granted pursuant to the AZEK
Plan. As of March 31, 2026, 5,946,981 shares underlying outstanding awards remain in reserve for issuance should such awards vest and be exercised, if applicable, pursuant to their terms.
For additional information regarding the 2001 LTIP, the 2006 LTIP and the AZEK Plan and award grants made thereunder, see
Note 16 to our consolidated financial statements in our 2026 Annual Report as well as the plan document, which is attached as an exhibit to our 2026 Annual Report.

James Hardie 2026 Proxy Statement	82

Compensation Tables and Related Disclosures
Summary Compensation Table
The following table provides compensation information for fiscal years 2026, 2025, and 2024 for each of our NEO, as applicable.

Name and Principal Position	Year	Salary ($)	Bonus ($)[1]	Stock Awards ($)[2]	Option Awards ($)	Change in Non-Qualified Deferred Compensation Earnings	Non-Equity Incentive Plan Compensation ($)[3]	All Other Compensation ($)[4]	Total ($)
Aaron Erter	2026	1,120,335	—	4,658,716	—	—	703,872	63,030	6,545,953
Chief Executive Officer	2025	1,085,872	—	7,707,671	—	—	2,054,650	84,260	10,932,453
	2024	1,033,621	—	6,687,785	—	—	3,300,840	62,670	11,084,916
Ryan Lada	2026	249,341	390,000	1,885,663	—	—	587,413	1,932,185	5,044,602
Chief Financial Officer						—
Jonathan Skelly	2026	480,014	400,000	5,624,728	—	—	743,259	47,429	7,295,430
President, North America						—
Ryan Kilcullen	2026	516,634	336,477	2,133,413	—	—	333,371	62,851	3,382,746
Chief Operations Officer	2025	497,681	—	821,303	—	—	456,019	63,047	1,838,050
	2024	472,012	—	817,119	—	—	826,800	56,032	2,171,963
Farhaj Majeed	2026	484,605	316,669	1,969,335	—	—	313,746	61,985	3,146,340
Former Chief Human Resources Officer						—
Rachel Wilson	2026	742,138	436,304	3,938,664	—	—	463,153	1,824,895	7,405,154
Former Chief Financial Officer	2025	640,916	—	1,389,887	—	—	701,220	53,846	2,785,869
	2024	390,396	—	2,738,362	—	—	719,598	145,398	3,993,754
Sean Gadd	2026	578,273	234,894	3,610,437	—	—	—	45,254	4,468,858
Former President, North America	2025	695,446	—	1,389,887	—	—	293,857	57,005	2,436,195
	2024	674,013	—	1,257,091	—	—	1,247,951	54,489	3,233,544
1The amounts in this column reflect (i) in the case of Messrs. Kilcullen, Majeed and Gadd and Ms. Wilson, the earned portion of James
Hardie Integration Cash Incentive Awards that were granted in connection with the AZEK acquisition, (ii) in the case of Mr. Skelly, his AZEK
Acquisition Retention Award that was granted by AZEK and payable by the Company and (iii) in the case of Mr. Lada, a sign-on make-whole cash award and half of his AZEK Acquisition Retention Award that vested upon the closing of the acquisition and was payable by the
Company.
2The amounts in this column reflect the aggregate grant date fair value of RSUs, PRSUs and Scorecard LTI granted during the fiscal year
(including James Hardie Integration PRSUs and promotional and new hire awards), computed in accordance with FASB ASC 718. The aggregate grant date fair values for the James Hardie Integration PRSUs, ROCE PRSUs and Scorecard LTI are shown based on “target”
performance. For TSR PRSUs, the aggregate grant date fair value is calculated based on a Monte Carlo valuation. Assuming maximum level of achievement across all awards, the grant date fair value of stock-based awards granted during fiscal year 2026 for each of Erter,
Lada, Skelly, Kilcullen, Majeed, and Gadd would be $11,481,957, $3,833,377, $8,392,276, $3,712,806, $3,472,212, and $6,283,214
respectively, and for Ms. Wilson would be $6,854,455. For a discussion of actual achievement of PRSUs granted in fiscal year 2024, see "—
Fiscal Year 2026 Compensation—Vesting of Prior Year Equity Awards."
3The amounts in this column represent annual incentive cash awards earned under our Short-Term Incentive programs, including, in the case of Mr. Lada and Mr. Skelly, incentive cash awards earned under the AZEK FY25 AIP and FY26 Stub-Year STI that were payable by the
Company. See “—Fiscal Year 2026 Compensation—Short-Term Incentives.”
4The amounts shown in this column for fiscal year 2026 comprise executive supplemental life, accidental death and dismemberment and long-term disability insurance premiums; executive physicals for Messrs. Erter, Kilcullen, and Majeed, and Ms. Wilson; matching contributions under the 401(k) Plan, including $17,224, $21,236, $19,893, and $23,969 for Messrs. Erter, Kilcullen, Majeed and Gadd,
respectively; for Mr. Majeed, matching contributions under the Deferred Compensation Plan; wellness allowances of $24,957, $15,614,
$14,384, and $10,880 for Messrs. Erter, Kilcullen, Majeed, and Gadd, and $14,221 for Ms. Wilson, respectively; expenses related to financial and tax counseling services, including $30,000 for Messrs. Lada and Skelly, and $10,000 for Mr. Kilcullen; auto allowances of
$10,200 for Messrs. Erter, Kilcullen, Majeed, Gadd, and Ms. Wilson; travel and relocation payments for Messrs. Skelly and Lada, including
$42,231 for Mr. Lada; and severance payments of $1,880,000 (which includes the second installment of the AZEK Acquisition Retention
Award) and $1,761,997 for Mr. Lada and Ms. Wilson, respectively.

James Hardie 2026 Proxy Statement	83

2026 Grants of Plan Based Awards
The following table shows information regarding the long-term incentive awards granted to our NEOs in fiscal year 2026.

Name		Grant Date[1]	Estimated future payouts under non-equity incentive plan awards[1]			Estimated future payouts under equity incentive plan awards[2]			All other stock awards: Number of shares of stock or units (#)[3]	Grant date fair value of stock and option awards ($)[4]
	Award Type		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Aaron Erter	FY26 STI		219,960	1,466,400	4,399,200
	FY26 Scorecard	8/17/25				—	73,848	221,544		2,189,191
	FY26 TSR PRSU	10/29/25				54,944	109,888	219,775		2,469,525
Ryan Lada	AZEK FY25 AIP		60,350	321,864	587,402
	FY26 STI		26,006	173,373	520,120
	FY26 TSR PRSU	12/9/25				20,817	41,634	83,267		678,153
	FY26 ROCE PRSU	12/9/25				9,029	18,058	36,116		345,003
	FY26 Scorecard	12/9/25				—	18,058	54,175		345,003
	FY26 Make Whole RSU	12/9/25							27,087	517,504
Jonathan Skelly	AZEK FY25 AIP		80,859	431,250	787,031
	AZEK FY26 Stub- Year STI		50,977	271,875	496,172
	FY26 TSR PRSU	8/17/25				10,358	20,717	41,433		764,432
	FY26 ROCE PRSU	8/17/25				6,961	13,922	27,844		412,712
	FY26 Scorecard	8/17/25				—	13,922	41,766		412,712
	FY26 Promotion PRSU	12/1/25				54,476	108,953	163,429		2,131,184
	FY26 Retention RSU	2/9/26							85,742	1,903,689
Ryan Kilcullen	FY26 STI		54,354	362,360	1,087,080
	James Hardie Integration PRSU	6/1/25				27,094	54,187	81,281		1,234,809
	FY26 TSR PRSU	8/17/25				5,855	11,709	23,418		432,058
	FY26 ROCE PRSU	8/17/25				3,935	7,869	15,738		233,273
	FY26 Scorecard	8/17/25				—	7,869	23,607		233,273
Farhaj Majeed	FY26 STI		51,154	341,028	1,023,083
	James Hardie Integration PRSU	6/1/25				25,010	50,019	75,029		1,139,829
	FY26 TSR PRSU	8/17/25				5,404	10,809	21,617		398,830
	FY26 ROCE PRSU	8/17/25				3,632	7,264	14,527		215,338
	FY26 Scorecard	8/17/25				—	7,264	21,791		215,338
Rachel Wilson	FY26 STI		75,514	503,428	1,510,283
	James Hardie Integration PRSU	6/1/25				50,019	100,039	150,058		2,279,681
	FY26 TSR PRSU	8/17/25				10,809	21,617	43,234		797,660
	FY26 ROCE PRSU	8/17/25				7,264	14,528	29,055		430,676
	FY26 Scorecard	8/17/25				—	14,527	43,582		430,647
Sean Gadd	FY26 STI		75,889	505,924	1,517,772
	James Hardie Integration PRSU	6/1/25				45,851	91,702	137,553		2,089,698
	FY26 TSR PRSU	8/17/25				9,908	19,816	39,631		731,186
	FY26 ROCE PRSU	8/17/25				6,658	13,317	26,633		394,777
	FY26 Scorecard	8/17/25				—	13,317	39,950		394,777
1The amounts reported in these rows show the threshold, target and maximum award opportunities payable to our NEOs under our Short-
Term Incentive plans for fiscal year 2026. Our Short-Term Incentive plans included the James Hardie 2026 Short-Term Incentive Plan, the
AZEK fiscal year 2025 Annual Incentive Plan and the AZEK Stub-Year STI.  A discussion of the performance goals utilized for the short-term incentive plans for fiscal year 2026 is included under the section entitled “—Fiscal Year 2026 Compensation—Short-Term Incentives” above.
The aggregate actual cash awards paid to our NEOs for fiscal year 2026 are set forth in the Summary Compensation Table above under the column entitled “Non-Equity Incentive Plan Compensation.” The amounts shown for the James Hardie Short-Term Incentive Plan at threshold assume a 0% payout for Adjusted Net Income, a 0% payout for DART, a 0% payout for HOS Savings, and a 70% payout for individual performance and for the AZEK plans assume a 0% payout for Adjusted EBITDA, a 0% payout for Net Sales, and a 75% payout for individual performance. The amounts shown at maximum for the James Hardie Short-Term Incentive Plan assume a 300% payout for each of Adjusted Net Income, DART, HOS Savings, and individual performance and for the AZEK plans assume a 200% payout for Adjusted
EBITDA, a 200% payout for Net Sales, and a 130% payout for individual performance.  Payouts are interpolated on a straight-line basis

James Hardie 2026 Proxy Statement	84

between multiple predetermined performance levels with respect to company performance measures, with payouts between certain goals accelerated to further incentivize our executive officers and other employees to achieve particular objectives. See “—Fiscal Year 2026
Compensation—Short-Term Incentives” for more information.
2The amounts reported show the threshold, target and maximum award opportunities for the FY26 TSR PRSUs, FY26 ROCE PSUs
Scorecard LTI, James Hardie Integration PRSUs, and Mr. Skelly’s Promotion PRSUs granted in fiscal year 2026, as applicable. These performance-based equity awards vest, subject to the holder’s continued employment with us, if, and only to the extent that, specific performance goals are met during the applicable three-year performance period. For additional information regarding such performance goals and their measurement, see "—Fiscal Year 2026 Compensation—Annual Long-Term Incentives" and "—Fiscal Year 2026
Compensation—Special Awards Granted in FY26”. Threshold assumes minimum attainment for each performance measure, except with respect to Scorecard LTI for which there is no threshold equivalent. Our People & Remuneration Committee certifies such level of achievement following such performance period.
3The amounts reported represent the RSUs granted to the NEOs in fiscal year 2026. For Mr. Lada these RSUs vest in one-third increments on each of the first three anniversaries of the grant date, subject to his continued employment with us.  For Mr. Skelly these RSUs vest entirely in February 2029.
4Reflects the grant date fair value of the applicable equity award computed in accordance with FASB ASC 718. In the case of the James
Hardie Integration PRSUS, ROCE PRSUs and Scorecard LTI, the amounts reported are based upon the assumed achievement of the applicable performance-based vesting conditions at the target level and the closing price of our Shares on the date of grant. In the case of
TSR PRSUs, the amounts reported are based on the applicable Monte Carlo valuation. Scorecard LTI is cash-settled but is denominated in shares for performance achievement measurement purposes.

James Hardie 2026 Proxy Statement	85

Outstanding Equity Awards at 2026 Fiscal Year-End
The following table shows all outstanding equity awards held by each NEO as of March 31, 2026. As Ms. Wilson’s and Mr.
Gadd’s employment were terminated on or prior to March 31, 2026, neither NEO had outstanding equity awards as of such date.

	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested($)[1]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[10]
Aaron Erter	11/3/22	269,221	[1]		33.05	11/3/27
	8/17/23									34,430	[4]	614,911
	8/17/23						92,265	[5]	1,648,115
	8/17/23						276,797	[6]	4,944,381
	8/17/24									34,466	[4]	615,661
	8/17/24									89,621	[5]	1,600,886
	8/17/24									268,865	[6]	4,802,692
	8/17/25									221,544	[6]	3,957,405
	10/29/25									54,944	[4]	981,456
Ryan Lada	7/1/25	7,700	[2]		24.45	7/11/26
	12/9/25									20,817	[4]	371,851
	12/9/25									36,116	[5]	645,134
	12/9/25									54,175	[6]	967,719
	12/9/25						27,087	[8]	483,851
Jonathan Skelly	7/1/25	337,721	[2]		11.23	6/16/30
	7/1/25	16,336	[2]		16.73	12/4/30
	7/1/25	12,405	[2]		20.12	11/19/31
	7/1/25	5,110	[2]		8.49	7/1/32
	7/1/25	49,982	[2]		9.85	12/12/32
	7/1/25	20,946	[2]	10,473	18.62	12/15/33
	7/1/25	6,446	[2]	12,894	26.12	12/15/34
	7/1/25						2,372	[3]	44,926
	7/1/25						20,964	[3]	397,058
	7/1/25						3,704	[3]	70,154
	7/1/25						14,119	[3]	267,414
	8/17/25									10,358	[4]	185,023
	8/17/25									27,844	[5]	497,373
	8/17/25									41,766	[6]	746,059
	12/1/25									108,953	[9]	1,946,210
	2/9/26						85,742	[8]	1,531,596
Ryan Kilcullen	8/17/23									4,207	[4]	75,149
	8/17/23						11,273	[5]	201,368
	8/17/23						33,819	[6]	604,103
	8/17/24									3,673	[4]	65,610
	8/17/24									9,549	[5]	170,572
	8/17/24									28,649	[6]	511,753
	6/1/25									54,187	[7]	967,934
	8/17/25									5,855	[4]	104,587
	8/17/25									15,738	[5]	281,125
	8/17/25									23,607	[6]	421,688
Farhaj Majeed	8/17/23									3,074	[4]	54,910
	8/17/23						8,238	[5]	147,154
	8/17/23						24,714	[6]	441,462
	8/17/24									2,825	[4]	50,463
	8/17/24									7,346	[5]	131,220
	8/17/24									22,038	[6]	393,661
	6/1/25									50,019	[7]	893,481
	8/17/25									5,404	[4]	96,531
	8/17/25									14,527	[5]	259,493
	8/17/25									21,791	[6]	389,249

James Hardie 2026 Proxy Statement	86

1The amount represents options to purchase James Hardie CDIs granted to Mr. Erter in connection to his appointment to CEO. The exercise price for these options is denominated in Australian dollars.
2The amount represents options to purchase James Hardie NYSE shares; converted from AZEK options of equal value on July 1, 2025.
3The amount represents units which were converted to James Hardie RSUs on July 1, 2025.
4The amounts represent TSR PRSUs that will vest, subject to the holder’s continued employment with us, if, and only to the extent that, specific performance goals with respect our relative Total Shareholder Return are met during the applicable three-year performance period.
The three-year performance period for awards granted in 2024, 2025 and 2026 ends August 17, 2026, 2027 and 2028, respectively.  The
People & Compensation Committee certifies such level of achievement following such performance period.  The amounts reported in this table for these awards are based on achieving the “threshold” level of performance.
5The amounts represent ROCE PRSUs that will vest, subject to the holder’s continued employment with us, if, and only to the extent that, specific performance goals with respect our ROCE are met during the applicable three-year performance period.  The three-year performance period for awards granted in 2024 ended March 31, 2026, and the three-year performance periods for awards granted in 2025 and 2026 end March 31, 2027 and 2028, respectively.  The People & Compensation Committee certifies such level of achievement following such performance period.  The amounts reported in this table for these awards are based on achieving the “maximum” level of performance.
6The amounts represent Scorecard LTI awards that will vest, subject to the holder’s continued employment with us, if, and only to the extent that, specific strategic and financial performance goals are met during the applicable three-year performance period.  The three-year performance period for awards granted in 2024 ended March 31, 2026, and the three-year performance periods for awards granted in 2025 and 2026 end March 31, 2027 and 2028, respectively.  The People & Compensation Committee certifies such level of achievement following such performance period.  The amounts reported in this table for these awards are based on achieving the “maximum” level of performance.
7The amount represents James Hardie Integration PRSUs that will vest, subject to holder’s continued employment with us, if, and only to the extent that, specific AZEK integration-related commercial and cost synergies are met during the applicable three-year performance
period.The performance period for awards ends in June 2028.  The People & Compensation Committee certifies such level of achievement following such performance period.  The amounts reported for these awards are based on achieving the "”target” level of achievement.
8The amount represents RSUs that will vest, subject to the holder’s continued employment with us, (i) in three equal installments on the first three anniversaries of the grant date in the case of Mr. Lada and (ii) in February 2028 in the case of Mr. Skelly.
9The amount represents Promotion PRSUs that will vest, subject to Mr. Skelly’s continued employment with us, if, and only to the extent that, specific North America Adjusted EBITDA and net sales performance goals are met during the three-year performance period, which ends
November 2028. The People & Compensation Committee will certify the level of achievement following such performance period. The amount reported in this table for this award is based on achieving the “target” level of performance.
10The market value of shares or units that have not vested and the market or payout value of earned shares, units or other rights that have not vested were calculated using the closing sales price per share on March 31, 2026 of, in the case of ASX-settled units, AUD$26.10
(approximately $17.86 after conversion to USD), and, in the case of NYSE-settled units, $18.94.
2026 Option Exercises and Stock Vested
The following table shows information regarding Shares that were issued upon exercise of option awards and vesting of stock-
based awards during fiscal year 2026 for each of our NEOs and the value realized in connection therewith based on the closing price of our Shares on the NYSE on the exercise or vesting date, as applicable.

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Aaron Erter	—	—	185,878	5,510,272
Ryan Lada	—	—	29,050	770,249
Jonathan Skelly	—	—	50,819	1,036,593
Ryan Kilcullen	—	—	31,245	926,244
Farhaj Majeed	—	—	17,267	455,150
Rachel Wilson	—	—	39,351	771,031
Sean Gadd	—	—	55,722	1,651,854
2026 Nonqualified Deferred Compensation Table

Name	Executive Contributions in Last FY	Registrant Contributions in Last FY	Aggregate Earnings in Last FY	Aggregate Withdrawals / Distributions	Aggregate Balance at Last FYE
Aaron Erter	2,492,517	—	179,076	—	2,866,900
Ryan Lada	—	—	—	—	—
Jonathan Skelly	—	—	—	—	—
Ryan Kilcullen	—	—	37,509	—	242,182
Farhaj Majeed	28,950	6,746	14,894	—	85,134
Rachel Wilson	—	—	—	—	—
Sean Gadd	—	—	389,323	—	2,394,715

James Hardie 2026 Proxy Statement	87

Potential Payments and Benefits upon Termination or Change-in-Control
The following table sets forth the amount of compensation payable to each of our current NEOs upon termination as a result of death or disability, involuntary termination not-for-cause, termination by the NEO for good reason, involuntary termination for cause, a qualifying termination in connection with a change in control, and retirement. The amounts shown assume that such event was effective as of March 31, 2026. The actual amount to be paid can only be determined at the time of such event. The amounts below assume that the Board causes any acquirer to assume outstanding equity awards in the event of a change in control and the executive’s employment is terminated without Cause or for Good Reason immediately following such Change in
Control. As Mr. Gadd and Ms. Wilson were no longer employed on or before March 31, 2026, they have been omitted from this table. For a discussion of their termination arrangements, , including the payments and benefits received in connection with their departures, see “—Fiscal Year 2026 Compensation—Other Payments.”

	Cash Payment ($)[1]	Continuation of Medical/ Welfare Benefits ($)[2]	Acceleration and Continuation of Equity Awards ($)[3]	Total Termination Payments/ Benefits ($)
Aaron Erter
Death/Disability	703,872	—	3,500,153	4,204,025
Termination by Company Other Than for Cause	5,892,672	50,000	3,500,153	9,442,825
Termination by Officer for Good Reason	5,892,672	50,000	3,500,153	9,442,825
Termination by Company for Cause	—	—	—	—
Qualifying Termination in Connection with a Change in Control	5,892,672	50,000	3,500,153	9,442,825
Retirement	—	—	—	—
Ryan Lada
Death/Disability	159,503	—	483,851	643,354
Termination by Company Other Than for Cause	—	—	161,284	161,284
Termination by Officer for Good Reason	—	—	—	—
Termination by Company for Cause	—	—	—	—
Qualifying Termination in Connection with a Change in Control	1,800,128	86,875	483,851	2,370,854
Retirement	—	—	—	—
Jonathan Skelly
Death/Disability	832,070	—	1,986,537	2,818,607
Termination by Company Other Than for Cause	3,760,254	33,930	2,314,499	6,108,683
Termination by Officer for Good Reason	3,760,254	33,930	2,314,499	6,108,683
Termination by Company for Cause	—	—	—	—
Qualifying Termination in Connection with a Change in Control	3,760,254	33,930	2,314,499	6,108,683
Retirement	—	—	—	—
Ryan Kilcullen
Death/Disability	362,360	—	2,125,392	2,487,752
Termination by Company Other Than for Cause	1,653,396	86,875	972,578	2,712,849
Termination by Officer for Good Reason	1,653,396	86,875	972,578	2,712,849
Termination by Company for Cause	—	—	—	—
Qualifying Termination in Connection with a Change in Control	1,653,396	86,875	972,578	2,712,849
Retirement	—	—	—	—
Farhaj Majeed
Death/Disability	313,746	—	449,322	763,067
Termination by Company Other Than for Cause	1,556,061	86,875	449,322	2,092,258
Termination by Officer for Good Reason	1,556,061	86,875	449,322	2,092,258
Termination by Company for Cause	—	—	—	—
Qualifying Termination in Connection with a Change in Control	1,556,061	86,875	449,322	2,092,258
Retirement	—	—	—	—
1Cash payments were calculated in accordance with the applicable NEO’s employment agreement or offer letter as follows:
•With respect to Mr. Erter:
◦In the case of termination due to death or disability, a prorated bonus for the current fiscal year.
◦In the case of termination by the Company other than for Cause or by Mr. Erter for Good Reason, with or without a change in control, the sum of: (i) two times base salary; plus (ii) two times target annual incentive; plus (iii) an amount to be determined by the Board, if any, with respect to the annual incentive award opportunity for the fiscal year in which termination of employment occurs, which we have assumed for this purpose is equal to actual fiscal year 2026 annual incentive.
•With respect to Mr. Lada:
◦In the case of termination due to death or disability, a prorated bonus for the current fiscal year.

James Hardie 2026 Proxy Statement	88

◦In the case of termination by the Company other than for Cause or by Mr. Lada for Good Reason following a change in control, the sum of: (i) one and a half times base salary; plus (ii) one and a half times target annual incentive; plus (iii) an amount to be determined by the Board, if any, with respect to the annual incentive award opportunity for the fiscal year in which termination of employment occurs, which we have assumed for this purpose is equal to actual fiscal year 2026 annual incentive.
•With respect to Mr. Skelly:
◦In the case of termination due to death or disability, a prorated bonus for the current fiscal year plus a prorated amount of outstanding AZEK restricted cash awards.
◦In the case of termination by the Company other than for Cause or by Mr. Skelly for Good Reason following a change in control or before the second anniversary of the closing of the AZEK acquisition, the sum of (i) two times base salary; plus (ii) two times target annual incentive; plus (iii) a prorated bonus for the current fiscal year; plus (iv) full acceleration of all AZEK restricted cash awards.
•With respect to Mr. Kilcullen:
◦In the case of termination due to death or disability, a prorated bonus for the current fiscal year at target.
◦In the case of termination by the Company other than for Cause or by Mr. Kilcullen for Good Reason, with or without a change in control, the sum of: (i) one and a half times base salary; plus (ii) one and a half times target annual incentive; plus (iii) an amount to be determined by the Board, if any, with respect to the annual incentive award opportunity for the fiscal year in which termination of employment occurs, which we have assumed for this purpose is equal to actual fiscal year 2026 annual incentive.
•With respect to Mr. Majeed:
◦In the case of termination due to death or disability, a prorated bonus for the current fiscal year.
◦In the case of termination by the Company other than for Cause or by Mr. Majeed for Good Reason, with or without a change in control, the sum of: (i) one and a half times base salary; plus (ii) one and a half times target annual incentive; plus (iii) an amount to be determined by the Board, if any, with respect to the annual incentive award opportunity for the fiscal year in which termination of employment occurs, which we have assumed for this purpose is equal to actual fiscal year 2026 annual incentive.
2The amounts reported in this column represent continuation of medical benefits for all NEOs except for Mr. Erter, as Mr. Erter does not utilize the Company’s health insurance benefits, and $50,000 for professional outplacement services for each NEO except for Mr. Skelly.
3The amounts reported in this column represent the aggregate value of the equity awards where vesting is accelerated or continued in connection with a qualifying termination of employment based on the closing sales price per share on March 31, 2026 of, in the case of
ASX-settled units, AUD$26.10 ($17.86 after conversion to USD), and, in the case of NYSE-settled units, $18.94. The agreements setting forth the terms and conditions of the equity awards granted to each of our NEOs and their treatment provide for:
•With respect to Mr. Erter:
◦In the case of termination due to death or disability or in the case of termination by the Company other than for Cause or by Mr.
Erter for Good Reason, a pro rata amount of all outstanding ROCE PRSUs, TSR PRSUs and Scorecard LTI, in each case measured based on time served following the grant date relative to the full performance period and only to the extent that termination occurs more than twelve months following the grant date.
•With respect to Mr. Lada:
◦In the case of termination due to death or disability, full acceleration of Make Whole RSUs.
◦In the case of termination by the Company other than for Cause prior to a change in control, acceleration of the portion of Make
Whole RSUs scheduled to vest within the next twelve months.
◦In the case of termination by the Company other than for Cause or by Mr. Lada for Good Reason following a change in control, full acceleration of Make Whole RSUs.
•With respect to Mr. Skelly:
◦In the case of termination due to death or disability, the sum of (i) full acceleration of Retention RSUs; plus (ii) a prorated portion of AZEK-converted RSUs measured based on time served following the grant date relative to the full performance period.
◦In the case of termination by the Company other than for Cause or, in the case of (i) below, by Mr. Skelly for Good Reason, following a change in control or before the second anniversary of the closing of the AZEK acquisition, the sum of: (i) full acceleration of all AZEK-converted RSUs and stock options; plus (ii) full acceleration of Retention RSUs.
•With respect to Mr. Kilcullen:
◦In the case of termination due to death or disability, full acceleration of all ROCE PRSUs, TSR PRSUs, Scorecard LTI and James
Hardie Integration PRSUs at target.
◦In the case of termination by the Company other than for Cause or by Mr. Kilcullen for Good Reason, with or without a change in control, a prorated amount of unvested ROCE PRSUs, TSR PRSUs, Scorecard LTI and James Hardie Integration PRSUs,
measured based on time served following the grant date relative to the full performance period.
•With respect to Mr. Majeed:
◦In the case of termination due to death or disability or in the case of termination by the Company other than for Cause or by Mr.
Majeed for Good Reason, with or without a change in control, a pro rata amount of all outstanding ROCE PRSUs, TSR PRSUs and Scorecard LTI, in each case measured based on time served following the grant date relative to the full performance period and only to the extent that termination occurs more than twelve months following the grant date.

James Hardie 2026 Proxy Statement	89

Non-Executive Director Compensation
Fees paid to non-executive directors are determined by the Board, upon the advice of the People & Compensation Committee, within the maximum total amount of base and committee fees pool approved by shareholders from time-to-time. The program is regularly reviewed, and, if appropriate, modified, by our Board, also with the assistance of our People & Compensation
Committee.
Compensation Structure
Non-executive directors are paid a base fee for service on the Board. Additional fees are paid for service as Board Chair and the
Chair of each of the Board’s committees, as well as per ad-hoc sub-committee meeting attended by the applicable director. The current maximum aggregate base and committee fee pool is $3.8 million per fiscal year, provided that Proposal 6, which begins on page 105 of this Proxy Statement, requests shareholder approval to increase such maximum by $700,000 to $4.5 million for the reasons described below and in such Proposal.
The Board believes that it is critical for the Company to be able to attract and retain highly qualified persons to serve on the
Board. In order to ensure that each non-executive director does not have an increased income tax liability as a direct result of their appointment to the Board, we provide each director with the opportunity to receive a tax equalization payment from the
Company. Accordingly, non-executive directors who are resident outside of Ireland may receive supplemental compensation depending on their country of residence if Irish income taxes levied on their director compensation exceed net income taxes owed on such compensation in their country of tax residence, assuming it had been derived solely in their country of tax residence. Each director’s additional compensation, if any, is set forth below in the fiscal year 2026 director compensation table.
We believe it is important that our directors are not, from a personal income tax perspective, disadvantaged by joining our Board as compared to joining the board of directors of an otherwise comparable company in their home country.
Details of the Company’s Non-Executive Director Equity Plan are provided below. During fiscal year 2026, the Board reduced the supplemental Board Chair fee from $215,000 to $150,000 to align with the median of our compensation peer group. In May
2026, the Board approved further changes to the non-executive director compensation program to decrease the Board member cash retainer to $110,000 and increase the Board member annual equity component to $160,000, resulting in no overall change to each director’s fees but shifting a significant portion of such fees to equity compensation to better align the Board’s interests with shareholders’, and to increase the Audit Committee Chair’s fee by $5,000. In addition, each Board member may elect to receive an additional portion of their fees as equity, and many Board members have historically made such an election. Amounts in the below table for fiscal year 2026 are as of the end of fiscal year 2026 and for fiscal year 2027 are as of the date of this
Proxy Statement.

Position	FY26 Cash Component ($)	FY26 Equity Component ($)	FY27 Cash Component ($)	FY27 Equity Component ($)
Board Member	170,000	100,000	110,000	160,000
Board Chair	150,000	—	150,000	—
Audit Committee Chair	20,000	—	25,000	—
People & Compensation Committee Chair	20,000	—	20,000	—
Nominating & Governance Committee Chair	20,000	—	20,000	—
Integration & Performance Committee Chair	20,000	—	20,000	—
Ad-hoc Board Sub-committee Attendance	3,000	—	3,000	—
On occasion, the Board may approve special exertion fees in the event of an extraordinary workload imposed on a director in special circumstances. There were no special exertion fees paid to any director in fiscal year 2026.
Board Accumulation Guidelines
Beginning May 2026, the Board increased the Board accumulation guidelines such that non-executive directors are required to accumulate a minimum of 5 times the annual cash portion of the base Board member fee in Shares (either personally, in the name of their spouse, or through a personal superannuation, retirement or pension plan) within 5 years following their appointment or May 14, 2026, whichever is later.

James Hardie 2026 Proxy Statement	90

Fiscal Year 2026 Non-Executive Director Compensation Table

Name[1]	Fees Earned or Paid in Cash	Stock Awards[2]	Option Awards[3]	All Other Compensation[4]	Total
Nigel Stein	$246,842	$100,000	—	—	$346,842
Anne Lloyd	$234,810	$57,945	—	$377,690	$670,445
P.J. Davis	$98,332	$57,945	—	—	$156,277
Howard Heckes	$130,500	$75,000	—	—	$205,500
Gary Hendrickson	$135,217	$75,000	—	—	$210,217
Persio Lisboa	$193,000	$100,000	—	—	$293,000
Renee Peterson	$205,000	$100,000	—	$9,515	$314,515
John Pfeifer	$170,000	$100,000	—	$36,241	$306,241
Rada Rodriguez	$109,908	$57,945	—	—	$167,853
Suzanne B. Rowland	$176,000	$100,000	—	—	$276,000
Jesse Singh	$140,946	$75,000	—	$477	$216,423
Harold Weins	$42,500	$25,000	—	—	$67,500
1Mr. Weins retired from the Board on July 1, 2025. Messrs. Heckes, Hendrickson and Singh each joined the Board on July 1, 2025. Each of Mr.
Davis and Mses. Lloyd and Rodriguez retired from the Board on October 29, 2025. Mr. Lisboa retired from the Board on May 14, 2026. Mr.
Sindel joined the Board on June 1, 2026, and thus received no compensation during fiscal year 2026.
2The amounts in this column reflect director fees earned during the fiscal year and paid in Shares. Each director receives a minimum of
$100,000 of such director’s total annual fees in the form of stock awards, pro-rated for length of service. Each director may elect to receive a larger portion of such director’s fees as stock awards. In fiscal year 2026, Messrs. Stein, Heckes, Hendrickson and Lisboa and Ms. Peterson
each elected to receive an additional $26,250, $52,500, $135,217, $30,000 and $202,750, respectively. The number of shares received by each director each quarter is calculated by dividing the portion of such director’s total fees to be allocated to stock awards for the quarter on an after-tax basis by the volume-weighted average share price of the Shares for the five trading days immediately after the public release of the
Company’s financial results for the prior quarter. The number of Shares actually received by each director during the fiscal year was as follows:
Mr. Stein, 3,405, Ms. Lloyd, 1,568; Mr. Davis, 1,627; Mr. Heckes, 3,798; Mr.Hendrickson, 6,375; Mr. Lisboa, 3,506; Ms. Peterson, 8,205; Mr.
Pfeifer, 2,716; Ms. Rodriguez, 1,650; Ms. Rowland, 2,711; Mr. Singh, 2,218; and Mr. Weins, 1,527.
Fees paid in Shares are not subject to any vesting or other conditions, and, as a result, no directors have unvested stock awards. For information with respect to each director’s beneficial ownership of Company securities, see “Security Ownership Of Certain Beneficial Owners
And Management And Related Shareholder Matters”.
3Directors are not awarded stock options. Each of Mr. Hendrickson and Mr. Singh have outstanding stock options as a result of the conversion of AZEK stock options in connection with the closing of the AZEK acquisition. At the end of fiscal year 2026, Mr. Hendrickson held 1,156,647 stock options and Mr. Singh held 2,534,281 stock options.
4The amounts in this column reflect (i) tax equalization payments of $366,959 for Ms. Lloyd and $36,241 for Mr. Pfeifer and (ii) in the case of
Mr. Singh and Mses. Lloyd and Peterson, $477, $10,731 and $9,515, respectively, associated with travel expenses of such director’s spouse that were paid for by the Company.

James Hardie 2026 Proxy Statement	91

2026 CEO Pay Ratio Disclosure
As required by Item 402(u) of Regulation S-K, we are providing the ratio of the annual total compensation of Mr. Erter, our CEO, to the annual total compensation of our median employee.
The values for fiscal year 2026, our last completed fiscal year, are as follows:
•annual total compensation for our CEO as reported in the Summary Compensation Table of $6,545,953; and
•annual total compensation for our median employee of $126,137.
Accordingly, the ratio of Mr. Erter’s annual total compensation to our median employee’s total compensation for 2026 was 52:1.
As of March 16, 2026, James Hardie employed 7,545 people, 73% of whom were employed in the United States.  To identify our median employee, we examined the base salaries of all employees globally, excluding the CEO.  We annualized the base salary of all employees who were hired in fiscal year 2026 but did not work for the entire year.  The base salary for employees located outside of the United States was converted to U.S. dollars using the currency exchange rate as of March 16, 2026. After identifying the median employee, we collected annual total compensation for this employee using the same methodology we use for our named executive officers as disclosed in the Summary Compensation Table.
This information is being provided for compliance purposes and is a reasonable estimate calculated in a manner consistent with
SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median employee and in calculating the pay ratio allow companies to adopt a variety of methodologies, exclusions and assumptions that reflect their employee populations and compensation practices. As such, the pay ratio reported above may not be comparable to the pay ratio reported by other companies. We believe this pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Neither the People & Compensation Committee nor management of the Company used the
CEO pay ratio measure in making compensation decisions.

James Hardie 2026 Proxy Statement	92

Pay-Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of
Regulation S-K, or Item 402(v), we are providing the following information regarding the relationship between the executive
“Compensation Actually Paid” as defined in Item 402(v) and our financial performance over the applicable time period of the disclosure, calculated in a manner consistent with Item 402(v).
Although we are required to disclose “Compensation Actually Paid”, these amounts do not necessarily reflect compensation that our NEOs actually earned in the fiscal years shown. Instead, “Compensation Actually Paid” reflects a calculation computed in accordance with the pay-versus-performance rules, including adjustments of the values of unvested and vested equity awards based on changes in our stock price and various accounting valuation assumptions. “Compensation Actually Paid” generally fluctuates due to stock price performance.
For a more accurate description of our executive compensation program and the factors used by the People & Compensation
Committee to determine pay for our NEOs, see the “Compensation Discussion and Analysis” section of this Proxy Statement.
Accordingly, the following table sets forth the “Compensation Actually Paid” for the Company’s Principal Executive Officer
(“PEO”) and the average “Compensation Actually Paid” for non-PEO NEOs and the Company’s financial performance metrics for fiscal years 2024, 2025 and 2026.
Pay-Versus-Performance Table

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO ($)[1]	Compensation Actually Paid to PEO ($)[2]	Average Summary Compensation Table Total for Other NEOs ($)[3]	Average Compensation Actually Paid to Other NEOs ($)[2]	Total Shareholder Return ($)[4]	Peer Group Total Shareholder Return ($)[5]	Net Income (in millions) ($)	ROCE
2026	6,545,953	(2,456,162)	5,123,855	2,610,153	87	124	104.0	31.0%
2025	10,932,453	(12,500,212)	2,353,371	(1,290,534)	109	107	424.0	43.5%
2024	11,084,916	45,118,300	3,133,087	9,483,007	187	115	510.2	55.1%
1Represents total compensation reported for our CEO, Mr. Erter, who served as our PEO in 2024, 2025 and 2026.
2“Compensation actually paid” has been calculated in accordance with the rules outlined under Item 402(v)(2) of Regulation S-K. Details of the adjustments made to reported Summary Compensation Table totals to determine “compensation actually paid” are summarized below in footnote (7).
3Reflects compensation for the following non-PEO NEOs: 2026 - R. Lada, R. Wilson, J. Skelly, R. Kilcullen, F. Majeed, and S. Gadd; 2025
and 2024 - R. Wilson, S. Gadd, and R. Kilcullen.
4The peer group used for TSR comparisons reflects S&P Materials Select Index, consistent with our Form 10-K Performance Graph.
5Reflects James Hardie’s consolidated reported net income in millions, calculated on a GAAP basis, as reported in our Annual Report on
Form 10-K filed for the fiscal year ended March 31, 2026
6For all fiscal years, we have designated Return on Capital Employed (“ROCE”) as our “Company-Selected Measure,” reflecting our view that it is the most important financial performance measure (not otherwise required to be disclosed in the table) linking “compensation actually paid” to company performance, given its role in our long-term incentive program.
7The following adjustments were made to Summary Compensation Table total compensation to determine “compensation actually paid” for our NEOs:

Adjustments	2024		2025		2026
	PEO ($)	Non-PEO NEO Average ($)	PEO ($)	Non-PEO NEO Average ($)	PEO ($)	Non-PEO NEO Average ($)
Summary Compensation Table Total	$11,084,916	$3,133,087	$10,932,453	$2,353,371	$6,545,953	$5,123,855
Deduction for amount reported in “Share Awards” column of the Summary Compensation Table	$6,687,785	$1,604,191	$7,707,671	$1,200,359	$4,658,716	$3,193,707
Addition of fair value at fiscal year (“FY”) end, of equity awards granted during the FY that remained outstanding (a)	$29,116,270	$5,520,401	$7,237,182	$1,127,076	$3,861,315	$1,809,442
Addition of fair value of awards granted during the FY that vested during the FY, determined as of vesting date (a)	$0	$0	$0	$0	$0	$449,270
Addition of change in fair value at FY end versus prior FY end for awards granted in prior FY that remained outstanding (a)	$10,708,940	$1,984,896	$(22,796,168)	$(3,471,464)	$(8,027,048)	$(726,293)
Addition of change in fair value at vesting date versus prior FY end for awards granted in prior FY that vested during the FY (a)	$895,960	$448,813	$(166,009)	$(99,158)	$(177,666)	$40,423
Reduction of fair value of awards granted during prior FY that were forfeited during the FY, determined as of prior FY end (a)	$0	$0	$0	$0	$0	$892,837
Compensation Actually Paid (b)	$45,118,300	$9,483,007	$(12,500,212)	$(1,290,534)	$(2,456,162)	$2,610,153
(a)The equity awards included above comprise performance-vested RSUs inclusive of ROCE PRSUs, TSR PRSUs, Scorecard LTI awards which we collectively refer to as “PSUs” in this footnote; service-vested RSUs which we refer to as “RSUs” in this footnote, and stock options, granted from 2020 through 2026. The fair values of the awards were calculated as follows: (1) the fair value of PSUs

James Hardie 2026 Proxy Statement	93

was estimated using the closing price of our common shares traded on the ASX as of the last day of the relevant measurement date, adjusted for management’s estimate of performance as of that date, with TSR PRSUs valued using a Monte Carlo model; (2) the fair value of RSU awards was calculated using the closing price of our common shares traded on the NYSE or ASX, as applicable, as of the relevant measurement dates; (3) the fair value of stock option awards was calculated using a Black-Scholes model as of the relevant measurement dates. Where amounts are converted from Australian Dollars to US Dollars, this is performed using the US
Federal Rates on the relevant measurement date.
(b)Amounts may not sum due to rounding
Relationships Between "Compensation Actually Paid" and Company Performance
As shown in the following graph, the "Compensation Actually Paid" to our CEO and our non-PEO NEOs highly correlates with our TSR. Fluctuations in "Compensation Actually Paid" amounts are generally proportional to changes in our share price, including as a result of changes in the fair value of unvested LTI awards, the value of each of which is directly connected to our share price. Because a significant portion of our NEO’s total target compensation, 69% and 45% in fiscal year 2026 for our CEO and our non-PEO NEOs, respectively, is linked to stock price performance, in line with our pay-for-performance philosophy,
"Compensation Actually Paid" for our NEOs will inherently rise and fall with TSR.

Compensation Actually Paid versus Total Shareholder Return
Indexed Total Shareholder Return
Compensation Actually Paid ($mm)
$210
$180
$150
$120
$90
$60
$30
$0
$50
$40
$30
$20
$10
$0
-$10
-$20
FY 2023
FY 2024
FY 2025
FY 2026
CAP - PEO
CAP - Other NEOs
James Hardie TSR
S&P Materials Select Index TSR

The following chart provides a graphical representation of "Compensation Actually Paid" alongside our net income over the periods presented. “Compensation Actually Paid” also correlated with changes in net income over these periods.

Compensation Actually Paid versus GAAP Net Income
$600
$500
$400
$300
$200
$100
$0
Net Income ($mm)
$50
$40
$30
$20
$10
$0
-$10
-$20
Compensation Actually Paid ($mm)
FY 2024
FY 2025
FY 2026
CAP - PEO
CAP - Other NEOs
GAAP Net Income

James Hardie 2026 Proxy Statement	94

The following chart provides a graphical representation of "Compensation Actually Paid" alongside our ROCE over the periods presented. “Compensation Actually Paid” also correlated with changes in ROCE over these periods.

Compensation Actually Paid versus ROCE
60%
50%
40%
30%
20%
10%
0%
ROCE
$50
$40
$30
$20
$10
$0
-$10
-$20
Compensation Actually Paid ($mm)
FY 2024
FY 2025
FY 2026
CAP - PEO
CAP - Other NEOs
ROCE

Table of Financial Performance Measures
Set forth below are the most important financial performance measures that the People & Compensation Committee considers when making executive compensation decisions, including in order to link compensation actually paid to performance and to align executive performance with shareholder interest. The measures in this table are not listed in order of importance. Return on
Capital Employed and Relative TSR were used by the People & Compensation Committee with respect to PRSUs prior to fiscal year 2027 and therefore continue to impact executive compensation. Adjusted EBITDA, Relative TSR and Adjusted ROIC will be used in connection with PRSUs for fiscal year 2027. For a discussion of how the People & Compensation Committee applies the below measures, see the Compensation Discussion and Analysis beginning on page 52.

Most Important Financial Performance Measures
•Net Sales
•Adjusted EBITDA
•Return on Capital Employed
•Adjusted Return on Invested Capital
•Relative TSR

James Hardie 2026 Proxy Statement	95

People & Compensation Committee Report
The People & Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by
Item 402(b) of Regulation S-K with management. Based on such review and discussions, the People & Compensation
Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this Proxy
Statement and incorporated by reference into the 2026 Annual Report.
Respectfully submitted by the members of the People & Compensation Committee of the board of directors:
Gary Hendrickson (Chair)
John Pfeifer
Suzanne B. Rowland

James Hardie 2026 Proxy Statement	96

Proposal 2: Advisory Vote on the Frequency of Future Advisory Votes to Approve
Compensation of Named Executive Officers
The Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act enable our shareholders, at least once every six years, to indicate their preference regarding how frequently we should solicit a non-binding advisory vote on the compensation of our named executive officers as disclosed in our proxy statement. Such advisory votes are commonly referred to as “Say-on-Pay” votes. Accordingly, we are asking shareholders to indicate whether they would prefer Say-
on-Pay votes to be held annually, every two years or every three years. Alternatively, shareholders may abstain from casting a vote. For the reasons described below, our Board recommends that the shareholders select a frequency of “One Year”.
We have sought an annual shareholder vote on our executive compensation since 2005, and our Board believes that an annual
Say-on-Pay vote continues to be the most appropriate frequency for us at this time. While our executive compensation programs are designed to promote the creation of shareholder value over the long term, our Board recognizes that executive compensation disclosures are made annually, and holding an annual Say-on-Pay vote provides us with more direct and immediate feedback on our compensation disclosures.
Accordingly, our Board is asking shareholders to indicate their preferred voting frequency by voting for one, two or three years or abstaining from voting on this proposal. While our Board believes that its recommendation is appropriate at this time, the shareholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the Say-on-Pay vote should be held every year, every second year or every third year.
Our Board and the People & Compensation Committee value the opinions of the shareholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority, our Board will consider the shareholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and, therefore, not binding on us or our Board, our Board may decide that it is in the best interests of the shareholders that we hold a Say-on-Pay vote more or less frequently than the option preferred by the shareholders.
The vote will not be construed to create or imply any change or addition to the fiduciary duties of the Company or our Board.
Vote Required; Recommendation of the Board
The frequency that receives the affirmative vote of the holders of a majority of the votes cast in person or represented by proxy at the Annual General Meeting will be the frequency recommended by shareholders. If no frequency receives the foregoing vote, then we will consider the option of ONE YEAR, TWO YEARS, or THREE YEARS that receives the highest number of votes cast to be the frequency recommended by shareholders. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
THIS PROPOSAL IS ADVISORY. THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “ONE
YEAR” AS THE PREFERRED FREQUENCY OF SAY-ON-PAY VOTES.

James Hardie 2026 Proxy Statement	97

Proposal 3: Advisory Resolution on Approving the Compensation of our Named
Executive Officers (Say-on-Pay)
Pursuant to Section 14A of the Exchange Act, we are providing our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs as set forth in this proxy statement in accordance with the compensation disclosure rules of the SEC, comparable rules of the ASX related to remuneration reports, even if not applicable to us, and our past practice. This proposal is also referred to as the “Say on Pay” vote. Our current policy is to hold Say on Pay votes annually, in line with our longstanding practice of holding analogous remuneration report advisory votes each year. We anticipate that the next advisory vote on executive compensation will occur at our 2027 annual general meeting of shareholders.
We believe in paying for performance and tying a significant portion of our executive officers’ compensation to our long-term financial and growth objectives, as well as aligning with shareholder return. Our executive compensation programs are thus structured to enable us to (i) attract, retain and motivate talented executives; (ii) reward outstanding company and individual performance, particularly financial and stock price performance; and (iii) align the interests of our executive officers to the interests of our shareholders, with the ultimate goal of creating long-term value while protecting against excessive risk-taking.
At our 2025 annual general meeting, shareholders were asked to cast a similar non‑binding advisory vote on our fiscal year 2025
Remuneration Report, which reflected compensation practices in place prior to our acquisition of AZEK. Shareholders did not approve the fiscal year 2025 Remuneration Report. We, including the Chairs of our People & Compensation Committee and
Board, conducted significant shareholder engagement following that vote, and we believe the changes to our executive compensation program address the feedback we received while also balancing the expectations of our shareholders around the world. For additional information regarding the changes we’ve made for fiscal year 2027, see “Compensation Discussion and
Analysis—Changes to Executive Compensation for Fiscal Year 2027”.
In line with our pay-for-performance philosophy and notwithstanding the significant changes made for fiscal year 2027, we believe that our executive compensation for fiscal year 2026, including the compensation of our NEOs, was appropriately balanced to reward our NEOs for performance while achieving retention goals and aligning their interests with those of our shareholders. Following the exercise of negative discretion by the People & Compensation Committee, the fiscal year 2026
James Hardie STI plan paid at 48% of target (16% of maximum) for the CEO, and each of the components of the LTI awards granted in fiscal year 2026 are performance-based and vest only if rigorous three-year goals are achieved. In addition, with respect to awards vesting at the end of fiscal year 2026 or in early fiscal year 2027, the People & Compensation Committee exercised negative discretion on all of the James Hardie STI plan, the ROCE PRSUs and the Scorecard LTI, reflecting shareholder concerns and despite strong performance early in the performance period. Further, such negative discretion was applied even more strongly in the case of CEO compensation as compared to the other NEOs, evidencing the very high standard that the Board holds for the CEO in particular. Finally, TSR PRSUs vesting in August 2026 are expected to pay out below threshold, resulting in no vesting.
Fiscal year 2026 was undeniably a transformative year for the Company, and the People & Compensation Committee
determined to provide certain one-time awards to our NEOs in order to appropriately incentivize them to deliver on the AZEK integration-related objectives and long-term growth, primarily in our largest geography of North America. These awards also generally vest only if specifically tailored performance goals are achieved, keeping with the People & Compensation Committee’s philosophy of paying for performance. We exited the year with both cost and commercial synergies ahead of our plan, suggesting that these awards are achieving their desired purpose by unlocking the significant synergies that exist in the newly combined company.
As a result of all of the foregoing, we are asking our shareholders to approve the adoption of the following resolution:
"To approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers for fiscal year
2026 as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and
Analysis, compensation tables and related narrative discussion."
This vote is non-binding; however, we highly value the opinions of our shareholders. Accordingly, the Board and the People &
Compensation Committee will consider the outcome of this advisory vote in connection with future executive compensation decisions.
Vote Required; Recommendation of the Board
We will consider the proposal to be passed if it receives the affirmative vote of the majority of votes cast in person or by proxy at the Annual General Meeting on this proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of the proposal.
THIS PROPOSAL IS ADVISORY. THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF COMPENSATION PAID TO THE NAMED EXECUTIVE OFFICERS FOR FISCAL YEAR 2026.

James Hardie 2026 Proxy Statement	98

Proposal 4: CEO Equity Grant
Proposal 4 asks shareholders to approve on a binding basis the grant of the following stock-based awards under the 2006 LTIP, in the case of PRSUs, and under the 2001 LTIP, in the case of RSUs and stock options, to James Hardie’s Director and CEO,
Aaron Erter:
•Performance-Based Restricted Stock Units (PRSUs);
•Time-Vesting Restricted Stock Units (RSUs); and
•Stock Options.
For fiscal year 2027, we made significant changes to our LTI program, in large part based on feedback from shareholders and proxy advisors. For a complete description of the feedback we received and the changes we made as a result, see
“Compensation Discussion and Analysis—Results of Fiscal Year 2025 Remuneration Report Vote and Shareholder Engagement
and —Changes to Executive Compensation for Fiscal Year 2027”. The People & Compensation Committee has allocated the LTI target of the CEO (and each other executive officer) among the below three components to better align executive compensation with shareholder interests, increase transparency and objectivity with respect to performance measures and their achievement, promote retention and attraction of executive talent, ensure that our senior executives are rewarded based on a diverse range of factors that validly reflect longer term performance. Our LTI program is now composed of:
•Sixty percent (60%) PRSUs – performance-based awards tied directly to Adjusted EBITDA growth, return on invested capital and our Relative TSR;
•Twenty five percent (25%) RSUs – time-based awards designed to promote retention while also offering upside for strong performance; and
•Fifteen percent (15%) Stock Options – awards that only have value if our stock price increases compared to the stock price on the date of grant, thereby incentivizing strong shareholder returns.

Feature	Description
How is the number of awards determined
Total LTI Award: The CEO’s fiscal year 2027 LTI award to be allocated among PRSUs, RSUs and stock options will equal $6.1 million. All dollar amounts included in this Proposal 4 are in United
States dollars.
PRSUs – face value: The number of target PRSUs will equal 60% of the total LTI award, measured in USD, divided by the Company’s share price on the NYSE on June 15, 2026.
RSUs – face value: The number of RSUs will equal 25% of the total LTI award, measured in USD, divided by the Company’s share price on the NYSE on June 15, 2026.
Stock Options – fair value: The number of stock options will equal 15% of the total LTI award, measured in USD, divided by the value of one option on June 15, 2026, as determined pursuant to the Black-Scholes Option Pricing Model using assumptions set forth below.

Limits
Maximum Number of Units: The maximum number of units that can be awarded will be equal to the sum of:
•PRSUs: 290,822 units, which equals $6.1 million, times 0.60 (the proportion allocated to
PRSUs), divided by the closing price of a Share on the NYSE on June 15, 2026, times
2.0 (as the maximum possible attainment of the PRSUs is 200% of target);
•RSUs: 60,588 units, which equals $6.1 million, times 0.25 (the proportion allocated to
RSUs), divided by the closing price of a Share on the NYSE on June 15, 2026; and
•Stock options: 75,495 units, which equals $6.1 million, times 0.15 (the proportion allocated to stock options), divided by a Black-Scholes valuation as of June 15, 2026, using the following assumptions: closing price of a Share on the NYSE on June 15, 2026;
expected term - 6 years; historical volatility - 43.61%; risk-free rate - 4.18%; dividend yield
- 0%.

Performance and vesting period
PRSUs: The overall performance period is three years. The PRSUs shall vest approximately three years following the date of grant, depending on the date the People & Compensation Committee certifies attainment of the applicable performance measures.
RSUs: The RSUs will vest in three equal installments beginning on June 15, 2027.
Stock Options: The stock options will vest in three equal installments beginning on June 15,
2027.

James Hardie 2026 Proxy Statement	99

Performance metrics, targets and vesting conditions
PRSUs: Achievement measured against targets set with respect to the below three performance measures as well as continued employment on the vesting date.
•Adjusted EBITDA:  Threshold, target and maximum for the first year of the performance period is set as a base dollar value, with subsequent growth rate targets set for the second and third years. Adjusted EBITDA is then measured each year with the final 3-
year performance determined based on the average of each of the three years in the performance period.
•Adjusted ROIC: Adjusted ROIC is measured each year with final 3-year performance determined based on the average for each of the three years in the performance period.
•Relative TSR: Relative TSR is measured as a single measurement over the 3-year performance period.
RSUs: Continued employment on each applicable vesting date, subject to certain customary exceptions for termination without cause, retirement, death and disability.
Stock Options: Continued employment on each applicable vesting date,  subject to certain customary exceptions for termination without cause, retirement, death and disability.

Exercise conditions
PRSUs and RSUs: The CEO will be entitled to receive shares upon vesting of the PRSUs and
RSUs for no additional consideration.
Stock Options: Each option will have an exercise price equal to $25.17, the closing price of a
Share on the NYSE on June 15, 2026. Stock options will be granted for no consideration. The
CEO will be entitled to receive shares upon the exercise of vested stock options by delivering to the Company the exercise price or by electing to net exercise the stock options, whereby the
Company will withhold a number of Shares whose value equals the aggregate exercise price of the stock options so exercised. Stock options expire ten years after the grant date.

Clawback
PRSUs: As performance-based incentive compensation, shares received from the vesting of
PRSUs are subject to the Company’s compensation clawback policy, which provides for the clawback of such incentive compensation to the extent appropriate as a result of financial misstatements.
RSUs and Stock Options: As time-based incentive compensation, shares received from the vesting of RSUs and the exercise of stock options are not subject to the Company’s compensation clawback policy.

Board discretion
PRSUs: The People & Compensation Committee shall equitably adjust the performance measures to take into account unexpected events, such as acquisitions and divestitures, changes in accounting principles and similar matters.
RSUs and Stock Options: There is no discretion with respect to RSUs or stock options.

Other	PRSUs, RSUs and Stock Options are granted for no consideration and the Company will not provide loans to the CEO in relation to the grant of PRSUs, RSUs or stock options.
PRSUs - Worked Example:
The following example uses the CEO’s PRSU LTI target quantum of $1 million and assumes for illustrative purposes, a three-
year achievement level of 120%:
At grant date, the LTI quantum in PRSUs at the target level is (x) $1 million LTI target times (y) 60% of LTI target to be issued in
PRSUs, which equals $600,000 to be granted in PRSUs. Assuming $18.94 per share, the per share price on the NYSE as of fiscal year 2026 end, this is equivalent to a target grant of 52,798 PRSUs. Based on assumed combined performance measure achievement of 120%, 63,357 PRSUs would be eligible to vest.
Performance-based RSUs - Previous grants:
The CEO received grants of ROCE PRSUs and TSR PRSUs, both of which are performance-based RSUs, in prior fiscal years for no consideration on grant or vesting. The CEO did not receive a grant of ROCE PRSUs in fiscal year 2026 as shareholder approval was not obtained. For a description of ROCE PRSUs and TSR PRSUs, see “Compensation Discussion and Analysis—
Fiscal Year 2026 Compensation—Annual Long-Term Incentives” beginning on page 66. Fiscal year 2027 is the first year we are proposing to grant PRSUs with the above-described terms and performance measures. For a description of our CEO’s other outstanding awards, see “Compensation Discussion and Analysis—Compensation Tables and Related Disclosures—Outstanding
Equity Awards at 2026 Fiscal Year-End” beginning on page 85. In aggregate, 75,838 Shares have been issued to the CEO under the 2001 LTIP and 2006 LTIP.

James Hardie 2026 Proxy Statement	100

RSUs - Previous grants:
Fiscal year 2027 is the first year we are proposing to grant time-vesting RSUs to the CEO. For a description of our CEO’s other outstanding awards, see “Compensation Discussion and Analysis—Compensation Tables and Related Disclosures—Outstanding
Equity Awards at 2026 Fiscal Year-End” beginning on page 85.
Stock Options - Previous grants:
Fiscal year 2027 is the first year we are proposing to grant stock options to the CEO as part of his annual LTI award. Mr. Erter has one outstanding stock option grant, which was granted in 2022, is vested as of March 31, 2026 and expires on November 3,
2027. For a description of our CEO’s other outstanding awards, see “Compensation Discussion and Analysis—Compensation
Tables and Related Disclosures—Outstanding Equity Awards at 2026 Fiscal Year-End” beginning on page 85. In aggregate,
269,221 stock options have been previously issued to the CEO under the 2001 LTIP.
General
The PRSUs will be granted in accordance with the terms of the 2006 LTIP and on the basis set out in this Proxy Statement. The
RSUs and stock options will be granted in accordance with the terms of the 2001 LTIP and on the basis set out in this Proxy
Statement. Currently, Aaron Erter is the only Director of James Hardie entitled to participate in the 2001 LTIP or the 2006 LTIP. All of the PRSUs, RSUs and stock options will be granted to the CEO no later than 12 months after the passing of Proposal 4.
Summary of the Legal Requirements for Seeking Shareholder Approval
The Company believes the mix of PRSUs, RSUs and stock options to be awarded to the CEO is appropriate for the reasons set forth under the sections titled “Compensation Discussion and Analysis—Letter from the People & Compensation Committee, —
Results of Fiscal Year 2025 Remuneration Report Vote and Shareholder Engagement, and —Changes to Executive
Compensation for Fiscal Year 2027” beginning on pages 52, 57 and 73, respectively.
ASX Listing Rule 10.14 (specifically, ASX Listing Rule 10.14.1) provides that a listed company must not permit a director to acquire shares or rights to be issued shares under an employee incentive scheme without the approval of shareholders by ordinary resolution.
Resolution 4 seeks the required shareholder approval of the grant of PRSUs, RSUs and stock options under the 2001 LTIP or the 2006 LTIP, as applicable, under and for the purposes of ASX Listing Rule 10.14.1 to James Hardie’s CEO, Aaron Erter, for
fiscal year 2027 on the basis set out above, as he falls within the category of persons in ASX Listing Rule 10.14.1 as he is a director of the Company. Reflecting the fact that shareholders did not approve Mr. Erter’s fiscal year 2026 ROCE PRSUs, Mr.
Erter’s fiscal year 2026 total target compensation was $6.6 million, including target short-term cash compensation of $2.6 million, long-term cash compensation of $2.0 million and target share-based compensation of $2.0 million ($4.0 million assuming maximum performance).
If Proposal 4 is passed, the Company will be able to proceed with the grant of PRSUs, RSUs and stock options under the 2001
LTIP or the 2006 LTIP, as applicable to Aaron Erter for fiscal year 2027 on the basis set out above.
Further details of the PRSUs, RSUs and stock options issued will be published in James Hardie’s annual report and accompanying proxy statement relating to the period in which they are issued, along with a statement that approval for the issue was obtained under ASX Listing Rule 10.14. Any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in the issues of PRSUs, RSUs and stock options under the scheme after Proposal 4 passed and who were not named in this Proxy Statement will not participate until shareholder approval is obtained under that ASX Listing Rule.
If Proposal 4 is not passed, the Company will not be able to proceed with the grants and will consider alternative incentives.
Summaries of the terms and conditions of the 2001 LTIP and the 2006 LTIP are included in this Proxy Statement beginning on page 80 and the plans are included as exhibits to the 2026 Annual Report.
Voting Exclusion Statement
In accordance with the ASX Listing Rules, the Company will disregard any votes cast in favor of Proposal 4 by or on behalf of:
•Aaron Erter (who is the only director eligible to participate in the employee incentive scheme the subject of Proposal 4);
or
•any of his associates.
However, this does not apply to a vote cast in favor of Proposal 4 by:
•a person as proxy or attorney for a person who is entitled to vote on Proposal 4, in accordance with directions given to the proxy or attorney on a voting instruction form or form of proxy to vote on Proposal 4 in that way;
•the Chair of the AGM as proxy or attorney for a person who is entitled to vote on Proposal 4, in accordance with a direction given to the Chair on a voting instruction form or form of proxy to vote on Proposal 4 as the Chair decides; or
•a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

James Hardie 2026 Proxy Statement	101

◦the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on Proposal 4; and
◦the holder votes on Proposal 4 in accordance with the directions given by the beneficiary to the holder on a voting instruction form or otherwise to vote in that way.
Vote Required; Recommendation of the Board of Directors
We will consider the proposal to be passed if it receives the affirmative vote of the majority of votes cast in person or by proxy at the Annual General Meeting on this proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of the proposal.
THIS PROPOSAL IS BINDING ON US. THE BOARD (EXCEPT FOR MR. ERTER, WHO MAY BE TAKEN TO HAVE A
PERSONAL INTEREST IN THIS PROPOSAL, AND THEREFORE MAKES NO RECOMMENDATION ON WHETHER
SHAREHOLDERS SHOULD VOTE IN FAVOR OF IT) UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE
“FOR” THE APPROVAL OF THE GRANT OF EQUITIES UNDER THE 2001 LTIP AND 2006 LTIP TO THE COMPANY’S
CEO.

James Hardie 2026 Proxy Statement	102

Proposal 5: Issue of Securities under the James Hardie 2020 Non-Executive Director
Equity Plan to Rob Sindel
Proposal 5 asks shareholders to approve, conditional upon the passing of Resolution 1(c), the issue of Shares (including, where relevant, underlying CDIs) for cash under the James Hardie 2020 Non-Executive Director Equity Plan (the “NED Equity Plan”) to
Mr. Rob Sindel for the next three years. The other NEDs currently participate in the NED Equity Plan pursuant to shareholder approval previously obtained. All dollar amounts included in this Proposal 5 are in United States dollars, unless otherwise stated.
At the November 2020 AGM, shareholders approved the NED Equity Plan and the issue of shares for cash to participants to facilitate equity ownership for NEDs. Renewal of the NED Equity Plan and the issue of shares thereunder was subsequently reviewed at the 2023 and 2025 annual general meetings. Under the NED Equity Plan, the Administrator (being the Board or such committee(s) appointed by the Board from time to time) may invite “Eligible Participants” (NEDs or proposed non-executive directors or their nominees) to apply part or all of the cash component of their NED fees for services to the Board to acquire
Shares, which for this purpose include any other applicable securities, such as CDIs.
In addition, having taken advice from the company’s independent advisers, Guerdon and Associates and FW Cook, the People &
Compensation Committee and the Board determined that it was appropriate for a fixed portion of NED fees to be paid in shares until such time as each NED has accumulated 5 times the annual cash portion of the base Board member fee in Shares (the
“Ownership Target”). When a NED has met the Ownership Target, they may elect to continue to receive a fixed portion of their
NED fees in shares or alternatively receive all of their NED fees in cash.
Issue of Shares under the NED Equity Plan
The number of Shares that an Eligible Participant will receive is calculated in accordance with the following formula (rounded down to the nearest whole number):
The number of Shares equals the Director Fee Amount for the relevant quarter divided by the fair market value of a share. The
“Director Fee Amount” is the portion of the NED fees that the Board determines will be paid in Applicable Securities (as defined in the NED Equity Plan) plus any additional amount that a NED elects to receive in equity instead of cash, up to a maximum of such
NED’s total fees.
The fair market value of a Share is based on the volume weighted average closing price for a CDI on the ASX (where an Eligible
Participant will receive Applicable Securities in the form of CDIs) or shares on the NYSE (where an Eligible Participant will receive Applicable Securities in the form of Shares), as the case may be, during a period of 5 trading days commencing on the first trading day following the announcement of the Company’s most recent quarterly results. A currency exchange calculation may also be required as NED fees are usually paid in USD$ and CDIs trade in AUD$.
A worked example of the number of Shares Mr. Sindel may receive per year, applying the above formula and assuming (i) Mr.
Sindel does not elect to receive additional Shares in lieu of cash and (ii) the volume weighted average closing price of a Share on the applicable exchange is $25.00 on each date of issuance, is set out below:

Non-Employee Director	Director Fee Amount ($)	Volume Weighted Average Closing Price of a Share ($)	Maximum Number of Shares
Rob Sindel	160,000	25.00	6,400
The Applicable Securities are issued quarterly subject to compliance with James Hardie’s Insider Trading Policy.
On issue, the Applicable Securities rank equally with the same class of Applicable Securities, and carry the same dividend, voting and other rights. Eligible Participants do not have dividend or voting rights in respect of the Applicable Securities until such time as they are issued. Eligible Participants have the right to elect to have Applicable Securities issued to them personally or to a nominee. The Applicable Securities issued to the Eligible Participants, or their nominee can be traded on the ASX, the NYSE or other applicable stock exchange, subject to insider trading laws and the James Hardie Insider Trading Policy.
Summary of Material Terms of the NED Equity Plan
Under the NED Equity Plan, the Administrator may grant to NEDs or their nominee the right to acquire Applicable Securities (as described herein), stock options (to subscribe for, acquire or be allocated Applicable Securities), RSUs (being an entitlement to acquire or be allocated Applicable Securities) and restricted shares (being an entitlement to Applicable Securities subject to satisfying vesting conditions as determined by the Administrator) (“Awards”) in the number and on terms and conditions (and to amend, modify, extend or renew Awards) in the Administrator’s absolute discretion, subject to the listing rules of the ASX, the
NYSE or other applicable stock exchange. The Administrator does not presently intend to issue stock options, RSUs or restricted shares, and will not issue or agree to issue such securities without shareholder approval if such approval is required under the listing rules of the ASX, the NYSE or any other applicable stock exchange. The grant of the Awards and the terms and conditions of the grant will be detailed in the NED ’s grant agreement.
The NED Equity Plan also contains provisions in relation to the treatment of Awards on a change in control. In the event of a change in control, outstanding Awards will be subject to the definitive agreement entered into by James Hardie in connection with the change in control. Subject to applicable law and the ASX Listing Rules, the Board may determine to accelerate the vesting,

James Hardie 2026 Proxy Statement	103

exercisability or settlement of any Award, assume, substitute or convert any Award into a substantially equivalent award with respect to the acquiring or parent entity’s securities, or cancel any Award in exchange for cash, securities or property.
The NED Equity Plan provides that the Administrator may terminate the NED Equity Plan (or any part of it) at any time, provided all Awards made under the NED Equity Plan prior to such termination remain in effect until they have been satisfied or terminated in accordance with their terms and the NED Equity Plan.
Summary of the Legal Requirements for Seeking Shareholder Approval
ASX Listing Rule 10.14 (specifically ASX Listing Rules 10.14.1 and 10.14.2) provides that a listed company must not permit a
NED or any associate of theirs to acquire equity securities or rights to be issued shares under an employee incentive scheme without the approval of its shareholders by way of ordinary resolution. This Proposal 5 seeks the required approval for the issue of Shares to Mr. Sindel or his associates under and for the purposes of ASX Listing Rule 10.14, as he and his associates fall within the category of persons in ASX Listing Rule 10.14.1 and 10.14.2. If shareholders do not approve the issue of securities under the NED Equity Plan to Mr. Sindel, James Hardie shall not issue or agree to issue any securities to him under the NED
Equity Plan, and he will receive all of his fees in cash. Approval under this Proposal 5 is also conditional upon the passing of
Resolution 1(c).
A copy of the NED Equity Plan is available free of charge either:
•at the AGM and at the Company’s registered Irish office at 1st Floor, Block A, One Park Place, Upper Hatch Street,
Dublin 2, D02 FD79, Ireland;
•at the Company’s U.S. office at 303 E Wacker Dr, Suite 2500, Chicago, IL 60601, United States;
•at the Company’s registered Australian office at Level 17, 60 Castlereagh Street, Sydney NSW 2000; or
•on the Company’s Investor Relations website, ir.jameshardie.com.au.
If Proposal 5 is passed (and Proposal 1(c) is also passed), the Company will be able to proceed with the issue of securities to Mr.
Sindel under the NED Equity Plan. If Proposal 5 is not passed, or if Proposal 1(c) is not passed, the Company will not be able to proceed with the issue of securities to Mr. Sindel under the NED Equity Plan and it is intended that the equivalent award will be provided in cash.
Further Information in Accordance with ASX Listing Rules 10.14 and 10.15
•Rob Sindel will become entitled to participate in the NED Equity Plan subject to his election as a director of the
Company at this AGM, and the issue of securities to Mr. Sindel following his election is the subject of this Proposal 5.
•Details of any securities issued under the NED Equity Plan are published in James Hardie’s annual report and accompanying proxy statement relating to the period in which they were issued, along with a statement that approval for the issue was obtained under ASX Listing Rule 10.14.
•Any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in an issue of securities under the NED Equity Plan after Proposal 5 is approved and who are not named in this Proxy Statement will not participate until approval is obtained under that ASX Listing Rule.
•The maximum number of securities that could be issued to Mr. Sindel in the next three years cannot be calculated because it is subject to the price of Applicable Securities. The maximum potential value of Applicable Securities that could be allocated to Mr. Sindel under the NED Equity Plan is equal to his total NED fees, assuming he were to elect to receive all of his fees in equity.
•No securities have previously been issued to Mr. Sindel under the NED Equity Plan since inception.
•No loan has been or will be provided by James Hardie in relation to the issues of securities to Mr. Sindel under the NED
Equity Plan.
•Under the NED Equity Plan, it is intended that the securities to Mr. Sindel will be issued quarterly until August 2029. No securities will be issued later than three years after the date of the AGM unless the issue of shares under the NED
Equity Plan is re-approved before that date.
•The NED fees for Mr. Sindel will be pursuant to the Company’s NED compensation program, which is described in the section “Compensation Discussion and Analysis—Non-Executive Director Compensation” beginning on page 89.
•Shares being approved pursuant to this Proposal 5 are fully paid ordinary shares.
Voting Exclusion Statement
In accordance with the ASX Listing Rules, the Company will disregard any votes cast in favor of Proposal 5 if by or on behalf of:
•Mr. Sindel and each NED entitled to participate in the plan, being Mr. Nigel Stein, Mr. Howard Heckes, Mr. Gary
Hendrickson, Ms. Renee Peterson, Mr. John Pfeifer, Ms. Susan Rowland and Mr. Jesse Singh; or

James Hardie 2026 Proxy Statement	104

•any of their associates.
However, this does not apply to a vote cast in favor of Proposal 5 by:
•a person as proxy or attorney for a person who is entitled to vote on Proposal 5, in accordance with directions given to the proxy or attorney on a voting instruction form or form of proxy to vote on Proposal 5 in that way;
•the Chair of the AGM as proxy or attorney for a person who is entitled to vote on Proposal 5, in accordance with a direction given to the Chair on a voting instruction form or form of proxy to vote on Proposal 5 as the Chair decides; or
•a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:
◦the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on Proposal 5; and
◦the holder votes on Proposal 5 in accordance with directions given by the beneficiary to the holder on a voting instruction form or otherwise to vote in that way.
Vote Required; Board Recommendation
We will consider the proposal to be passed if it receives the affirmative vote of the majority of votes cast in person or by proxy at the Annual General Meeting. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of this proposal
THIS PROPOSAL IS BINDING ON US. THE BOARD (EXCEPT FOR MR. SINDEL, WHO MAY BE TAKEN TO HAVE A
PERSONAL INTEREST IN THIS PROPOSAL, AND THEREFORE MAKES NO RECOMMENDATION ON WHETHER
SHAREHOLDERS SHOULD VOTE IN FAVOR OF IT) UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE
“FOR” THE ISSUE OF SECURITIES UNDER THE NED EQUITY PLAN TO MR. SINDEL.

James Hardie 2026 Proxy Statement	105

Proposal 6: Increase to Non-Executive Director Fee Pool
Proposal 6 is an ordinary resolution that seeks shareholder approval for the Company to be authorized to increase the maximum aggregate compensation payable to NEDs by $700,000 per annum, from the current maximum aggregate amount of $3,800,000 per annum to an increased maximum aggregate amount of $4,500,000 per annum. The maximum aggregate amount of compensation of the NEDs was last increased at the annual general meeting held on August 7, 2019. Since then, director compensation levels among peer companies have increased and global inflation levels have been significant. The proposed increase represents approximately 18% over the current limit, well below total inflation levels in Australia and the United States over the same period.
More importantly, while our Irish domicile provides us with meaningful structural efficiencies and other benefits, it can adversely impact our NEDs by increasing their tax obligations relative to what they would be if they were incurred in the NEDs’ home jurisdictions for similar service. We therefore provide our NEDs with tax equalization payments. Those payments are difficult to predict given the individual nature of each NED’s tax status in any given year, but they are expected to be substantial given the number of directors who are U.S. residents and therefore generally have lower tax rates. In addition, we anticipate additional
NEDs joining the Board in the short- and medium-terms, and the Board requires sufficient headroom in the NED fee pool to attract excellent talent, in addition to retaining current and future members.
Approval is sought for the purposes of ASX Listing Rule 10.17 and Article 98(b) of the Company’s Articles of Association, under which the Company must not increase the total maximum aggregate amount of fees payable by it to NEDs without the approval of shareholders. In the past three years, the following Shares have been issued to each of our NEDs: Mr. Stein, 6,639; Mr.
Heckes, 3,798; Mr. Hendrickson, 6,375; Ms. Peterson, 15,894; Mr. Pfeifer, 4,280; Ms. Rowland, 5,969; Mr. Singh, 2,218; and Mr.
Sindel, 0.
The annual fees paid to each Director, the Chair, the Committee Chairs and for service on ad-hoc sub-committees, as of the end of fiscal year 2026 and as proposed for fiscal year 2027 are set out in the table below.

Position	Fiscal Year 2026	Fiscal Year 2027
Chair*	$150,000	$150,000
Board member	$270,000	$270,000
Audit Committee Chair*	$20,000	$25,000
People & Compensation Committee Chair*	$20,000	$20,000
Nominating & Governance Committee Chair*	$20,000	$20,000
Integration & Performance Committee Chair*	$20,000	$20,000
Board ad hoc sub-committee (per meeting)*	$3,000	$3,000
* Indicates fees paid in addition to a Director’s base fee.
As discussed above, under certain of the Company’s compensation policies, NEDs who are resident outside of Ireland may receive supplemental compensation depending on their country of residence. For further details of such supplemental payments, see “Compensation Discussion and Analysis—Non-Employee Director Compensation”. The Company believes that offering such supplemental payments is critical to the Company’s ability to attract and retain excellent NED talent, but the payments can be significant depending on a variety of factors. For example, in fiscal year 2026, Ms. Lloyd’s tax equalization payment was approximately $367,000, and we may incur similar amounts for others in current and future years.
The Board considers that these fees, including the supplemental compensation paid under the Company’s compensation policies, provide an appropriate level of reward to attract and retain appropriately qualified NEDs. Fees, set with reference to relevant peer benchmarks, reflect the Board’s desired diversity for NEDs from the United States, Europe and Australia given the
Company’s geographic spread, and to reflect the required time commitment, particularly in view of the additional complexity of the Company’s now expanded business.
The fee pool is also intended to provide the Board with sufficient flexibility to recruit and retain additional directors, as part of the
Board’s long-term succession plan. In that regard, the number of NEDs is currently eight, with an average NED total annual target fee, exclusive of tax equalization payments, of approximately $290,000. After considering tax equalization payments, total anticipated annual NED fees for NEDs who take advantage of such payments could exceed $500,000. The Company therefore forecasts that by the end of fiscal year 2027, the aggregate amount of annual fees and supplemental compensation to be paid will be at least $4,225,000, which may not include all of the tax equalization payments depending on each NED’s individual tax situation for the year. The Board considers it prudent to seek approval to increase the maximum at this time in order to ensure the Company is able to appropriately remunerate a potentially increased Board, while maintaining flexibility for future succession planning and Board composition needs, should circumstances change and due to the following:
•The Board’s duties have significantly expanded over time, including, without limitation, as a result of:
◦the Company growing substantially and becoming more complex as it expands into different product lines;
◦increased regulatory burdens on the Company, including as a result of its direct NYSE listing

James Hardie 2026 Proxy Statement	106

◦the need for boards to have increased expertise across a variety of subject matters;
◦the need to attract high-quality directors from around the world;
◦additional committee workload related to the foregoing; and
◦ensuring alignment with best governance practices across many jurisdictions.
•The Board’s fee cap has not increased since 2019, despite increases in board compensation across comparable companies and significant inflation over that period;
•The Board has incurred, and anticipates incurring, substantial tax equalization payments related to the Company’s Irish domicile, with such payments being difficult to predict on an individual or aggregated basis;
•The Board requires sufficient fee pool capacity to ensure its directors are paid the agreed-upon fees; and
•The fee pool represents a cap on, not an obligation to pay, NED fees.
If Proposal 6 is passed, the maximum aggregate amount of fees that may be paid to all of the Company’s NEDs will be
$4,500,000 per annum. This does not mean that the Company must utilize the entire maximum amount approved for NEDs’ fees each year. If Proposal 6 is not passed, the Company will not be permitted to pay fees to its NEDs that exceed the aggregate amount of directors’ fees already approved by the Company’s shareholders. The Company’s inability to pay fees to its NEDs may result in the Company being unable to retain its current Board or attract additional NEDs to further enhance the Board’s effectiveness or both.
Voting Exclusion Statement
In accordance with the ASX Listing Rules, the Company will disregard any votes cast in favor of Proposal 6 by or on behalf of:
•a director of the Company; and
•an associate of a director of the Company.
However, this does not apply to a vote cast in favor of Proposal 6 by:
•a person as proxy or attorney for a person who is entitled to vote on Proposal 6, in accordance with directions given to the proxy or attorney on a voting instruction form or form of proxy to vote on Proposal 6 in that way;
•the Chair of the AGM as proxy or attorney for a person who is entitled to vote on Proposal 6, in accordance with a direction given to the Chair on a voting instruction form or form of proxy to vote on Proposal 6 as the Chair decides; or
•a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:
◦the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on Proposal 6; and
◦the holder votes on Proposal 6 in accordance with directions given by the beneficiary to the holder on a voting instruction form or otherwise to vote in that way.
Vote Required; Board Recommendation
We will consider the proposal to be passed if it receives the affirmative vote of the majority of votes cast in person or by proxy at the Annual General Meeting on this proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of the proposal.
THIS PROPOSAL IS BINDING ON US. As the directors may be taken to have a personal interest in Proposal 6, they make no recommendation on whether shareholders should vote in favor of the resolution.

James Hardie 2026 Proxy Statement	107

Audit Committee Report
The audit committee is composed of directors who each satisfy the independence, financial literacy and other requirements of
NYSE listing standards and U.S. federal securities laws.
The primary purpose of the audit committee is to assist our board of directors in overseeing (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our internal controls, (4) our independent auditors’
qualifications and independence, (5) the performance of the independent auditors and our internal audit function and (6) other matters as set forth in the audit committee’s charter. The audit committee is further responsible for the appointment and oversight of our independent auditor and is involved in the selection of the independent auditor’s lead audit partner.
Our management has responsibility for preparing our financial statements, for maintaining effective internal control over financial reporting and for assessing the effectiveness of internal control over financial reporting. EY, the audit committee-appointed independent registered public accounting firm for the fiscal year ended March 31, 2026, is responsible for auditing our financial statements and expressing opinions on the conformity of our audited financial statements with generally accepted accounting principles and on management’s assessment of the effectiveness of our internal control over financial reporting.
In its role of financial reporting oversight, the audit committee has reviewed and discussed the Company’s audited financial statements for the year ended March 31, 2026 with management and EY and reviewed and discussed the results of EY’s examination of the financial statements. The audit committee also discussed with management, EY and our internal auditors, the quality and adequacy of our internal controls and the processes for assessing and monitoring risk. The audit committee reviewed with both EY and our internal auditor their audit plans, audit scope and identification of audit risks.
Representatives of EY attended all regularly scheduled meetings of the audit committee during the year ended March 31, 2026.
The audit committee has discussed with EY the matters required to be discussed by the PCAOB. The audit committee has also received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence and has discussed EY’s independence with EY. In addition, the audit committee has received written material addressing EY’s internal quality control procedures and other matters. The audit committee also met with EY and the head of Internal Audit, with and without management present, to discuss the results of their respective examinations, the reasonableness of significant judgments, the evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting.
Management has represented to the audit committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles.
Based on the foregoing, the audit committee has recommended to our board of directors that such audited financial statements be included in our 2026 Annual Report as filed with the SEC.
Respectfully submitted by the members of the audit committee of the board of directors:
Renee J. Peterson (Chair)
Howard Heckes
Suzanne B. Rowland
This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the
Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

James Hardie 2026 Proxy Statement	108

Proposal 7: Approval of Financial Statements and Reports for Fiscal Year 2026
Proposal 7 asks shareholders to receive and consider the financial statements and the reports of the Board and the Company’s external auditor, EY, for the fiscal year ended March 31, 2026. This resolution will also involve the review by the shareholders of
James Hardie’s affairs. The financial statements which are the subject of Proposal 7 are those prepared in accordance with Irish law, US Generally Accepted Accounting Principles (US GAAP) (to the extent that the use of those principles in the preparation of the financial statements does not contravene any provision of Irish law) and Accounting Standards issued by the Accounting
Standards Board and promulgated by the Institute of Chartered Accountants in Ireland (Generally Accepted Accounting Practice
in Ireland), as distinct from the US GAAP consolidated financial statements of the James Hardie Group as set out in the
Company’s 2026 Annual Report.
A brief overview of the financial and operating performance of the James Hardie Group during the year ended March 31, 2026 will be provided during the AGM. Copies of the James Hardie Group’s consolidated Irish financial statements are available free of charge either:
•at the AGM in Dublin, Ireland;
•at the Company’s registered Irish office at 1st Floor, Block A, One Park Place, Upper Hatch Street, Dublin 2, D02 FD79,
Ireland;
•at the Company’s U.S. office at 303 E Wacker Dr, Chicago, IL 60601, United States;
•at the Company’s Australian office at Level 17, 60 Castlereagh Street, Sydney NSW 2000;
•pursuant to a Form 8-K filed by the Company with the SEC on May 20, 2026; or
•on the Company’s Investor Relations website, ir.jameshardie.com.au.
Vote Required; Recommendation of the Board of Directors
We will consider the proposal to be passed if it receives the affirmative vote of the majority of votes cast in person or by proxy at the Annual General Meeting on this proposal. Abstentions and broker non-votes are not counted as shares voted on this proposal, and thus, will have no effect on the outcome of the proposal.
THE BOARD BELIEVES IT IS IN THE INTERESTS OF SHAREHOLDERS THAT THE FINANCIAL STATEMENTS AND THE
REPORTS OF THE BOARD AND EXTERNAL AUDITOR FOR THE YEAR ENDED MARCH 31, 2026 BE RECEIVED AND
CONSIDERED AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL 7.

James Hardie 2026 Proxy Statement	109

Proposal 8: Ratification of Appointment of the External Auditor and Authority to Fix the
External Auditor’s Compensation
Our audit committee has appointed EY as our independent registered public accounting firm, also referred to as our external auditor, to audit our consolidated financial statements for the year ending March 31, 2027. EY has served as our independent, external auditor since 2009.
In Proposal 8(A), at the Annual General Meeting, our shareholders are being asked to ratify, on a non-binding, advisory basis, the appointment of EY as our independent, external auditor for our fiscal year ending March 31, 2027. Shareholder ratification of the selection of EY as our independent, external auditor is not required by Irish law, our Articles or applicable listing rules.
However, our audit committee is submitting the appointment of EY to our shareholders because we value our shareholders’
views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of EY and even if our shareholders ratify the appointment, our audit committee, in its discretion, may appoint another independent, external auditor at any time during the year if our audit committee believes that such a change would be in the best interests of our Company and our shareholders. If our shareholders do not ratify the appointment of EY, our board of directors may reconsider the appointment. Representatives of EY are expected to be present at the Annual General Meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions from our shareholders.
In Proposal 8(B), our shareholders are also being asked to give authority to the Board, on a binding basis, to fix the external auditor’s compensation for our fiscal year ending March 31, 2027. A summary of the external auditor’s compensation during the fiscal years ended March 31, 2025 and 2026, as well as non-audit and other fees paid to EY, are set out below.
Fees Paid to the Independent Registered Public Accounting Firm
The audit committee engaged EY to perform an annual audit of the Company’s financial statements for fiscal year 2026. The audit committee was responsible for determination and approval of audit fees primarily based on audit scope, with consideration of audit team skills and experiences.
Pursuant to SEC rules, the fees billed by EY are disclosed in the table below:

(Thousands of USD)	FY 2026	FY 2025
Audit Fees	$9,505	$7,345
Audit Related Fees	$115	$79
Tax Fees	$39	$145
All Other Fees	$59	$85
Total EY Fees	$9,717	$7,653
Audit Fees
Consists of fees billed for professional services rendered in connection with the audit of our consolidated financial statements and services that are normally provided in connection with statutory and regulatory filings, including reviews of our quarterly consolidated financial statements and issuances of consents and similar matters. Audit fees for fiscal year 2026 also include additional audit procedures for the AZEK acquisition, registration statements and other acquisition-related assessments, which were not present in fiscal year 2025.
Audit-Related Fees
Consists of fees billed for assurance and related services not included in “Audit Fees”.
Tax Fees
Consists of fees billed for professional services rendered for tax compliance and tax advisory services related to AZEK for fiscal year 2026 and for tax advisory services related to corporate restructuring for fiscal year 2025
All Other Fees
Consists of fees billed for professional services rendered for tax credit research for fiscal year 2026 and market research for fiscal year 2025.
Auditor Independence
The Audit Committee periodically reviews EY’s independence as external auditor and reports its results to the Board. In our fiscal year ended March 31, 2026, there were no other professional services provided by EY, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of EY.

James Hardie 2026 Proxy Statement	110

Pre-Approval Policies and Procedures
Consistent with requirements of the SEC and the Public Company Accounting Oversight Board, or the PCAOB, regarding auditor independence, our audit committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. All services provided by EY in fiscal 2025 and 2026 were pre-
approved by our audit committee.
Vote Required; Recommendation of the Board of Directors
The non-binding ratification of the appointment of EY requires the affirmative vote of the majority of votes cast in person or by proxy at the Annual General Meeting. The granting of authority to fix EY’s compensation is binding and requires the affirmative vote of the majority of votes cast in person or by proxy at the Annual General Meeting. Abstentions and broker non-votes are not considered votes and thus, will have no effect on the outcome of the proposals.
PROPOSAL 8(A) IS ADVISORY. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE
SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS THE COMPANY’S
AUDITOR FOR THE FISCAL YEAR ENDING MARCH 31, 2027.
PROPOSAL 8(B) IS BINDING ON US. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE
SHAREHOLDERS VOTE “FOR” THE GRANTING OF AUTHORITY TO THE BOARD TO FIX EXTERNAL AUDITOR
COMPENSATION FOR THE FISCAL YEAR ENDING MARCH 31, 2027.

James Hardie 2026 Proxy Statement	111

Proposal No. 9: Approval of Amendments to the Company’s Articles of Association to
Apply the Classified Board Provisions Consistently to All Directors
Proposal 9 asks shareholders to approve limited amendments to Articles 109(a) and 110 of the Company's Articles of
Association. The proposed amendments remove the current exclusion of the Chief Executive Officer from the classified Board provisions, so that those provisions apply consistently to all Directors. The amendment also provides that the Directors will, by majority vote, designate the class to which any Director serving as Chief Executive Officer is assigned, and that the maximum three-year re-election period in Article 110 will run from the date of that designation. These proposed amendments to the
Company’s Articles of Association are intended to better align our governance provisions with practices among U.S. listed public companies.
No other changes are made to the classified Board structure or to the Director re-election provisions.
The description above is a summary only and is qualified in its entirety by reference to the text of the proposed amendment, which is set out in Annex A to this Proxy Statement (with additions to the Articles indicated by underlining and deletions to the
Articles indicated by strike-outs). Shareholders are encouraged to read Annex A in its entirety before voting.
The full text of the Company’s Articles of Association, as they will read following the proposed amendments, is available on the
Company's website at ir.jameshardie.com/events-presentations/Annual-Shareholder-Meeting/default.aspx and will be available for inspection at the Annual General Meeting.
Vote Required; Recommendation of the Board of Directors
Approval of this Proposal 9, which is a special resolution under the Companies Act 2014, requires not less than 75% of the votes cast at the Annual General Meeting to be cast in favor. Abstentions and broker non-votes will not be counted as votes cast and will not affect the outcome.
THIS PROPOSAL IS BINDING ON US AND THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS
VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF THE COMPANY’S ARTICLES OF ASSOCIATION.

James Hardie 2026 Proxy Statement	112

Security Ownership of Certain Beneficial Owners and Management and Related
Shareholder Matters
The following table sets forth the beneficial ownership of our Shares as of June 1, 2026 by the following individuals or groups: (i)
each of our directors and director nominees; (ii) each of our named executive officers; (iii) all of our directors, director nominees and our executive officers as a group; and (iv) each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Shares.
The percentage ownership information shown in the table is based upon 580,336,768 ordinary shares outstanding as of June 1,
2026. The beneficial ownership information presented below includes, for each beneficial owner, (i) Shares beneficially owned and (ii) shares issuable upon exercise of options to purchase Shares and Shares subject to RSUs, in each case that are vested or will vest within 60 days of June 1, 2026. The beneficial ownership information presented below does not include shares issuable upon the exercise of options to purchase Shares or Shares subject to RSUs, in each case that will vest outside of such
60-day period. Shares subject to options  and shares subject to RSUs, in each case that are vested or will vest within 60 days of
June 1, 2026, are deemed outstanding for purposes of calculating the percentage ownership of the person holding such options or RSUs, but they are not deemed outstanding for purposes of calculating the percentage ownership of any other person.
We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities, or have the right to acquire such powers within 60 days. Under these rules, more than one person may be deemed beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
Except as otherwise noted below, the address for persons listed in the table is c/o James Hardie Industries plc, 1st Floor, Block
A, One Park Place, Upper Hatch Street, Dublin 2, D02 FD79, Ireland.

Name of Beneficial Owner	Shares Owned	Percentage of Total Voting Power
Directors and Director Nominees:
Nigel Stein ................................................................................................................................................	39,732	*
Howard Heckes[1] ......................................................................................................................................	28,644	*
Gary Hendrickson[2] ..................................................................................................................................	1,568,869	*
Renee J. Peterson ..................................................................................................................................	40,793	*
John Pfeifer ..............................................................................................................................................	4,280	*
Suzanne B. Rowland ..............................................................................................................................	12,225	*
Jesse Singh[3] ............................................................................................................................................	3,854,525	*
Rob Sindel[4] ..............................................................................................................................................	490	*
Named Executive Officers:
Aaron Erter[5] .............................................................................................................................................	399,059
Ryan Lada[6] ..............................................................................................................................................	39,000	*
Jonathan Skelly[7] ......................................................................................................................................	635,529	*
Ryan Kilcullen ..........................................................................................................................................	66,499	*
Farhaj Majeed ..........................................................................................................................................	31,319	*
Directors and current executive officers as a group[8].........................................................................	6,735,969	1.2%
5% or Greater Shareholders:
Wellington Management Group LLC[9]	46,288,711	8.0%
FMR LLC[10]	34,967,739	6.0%
Massachusetts Financial Services Company[11]	34,335,971	5.9%
Vanguard Capital Management[12]	29,009,091	5.0%
*Represents beneficial ownership of less than 1%.
1Includes 2,585 shares held by Howard C Heckes Trust, dated 10/2/2008, for which Mr. Heckes serves as trustee.
2Includes 1,156,647 shares subject to options exercisable within 60 days of June 1, 2026. Also includes 284,147 shares held by Mr.
Hendrickson’s spouse, as trustee of The Hendrickson Family Trust, and for which Mr. Hendrickson’s spouse has delegated investment control and management to Mr. Hendrickson and 105,000 shares held by the Gary E. Hendrickson Trust, for which Mr. Hendrickson serves as trustee.

James Hardie 2026 Proxy Statement	113

3Includes 2,534,281 shares subject to options exercisable within 60 days of June 1, 2026. Also includes 358,797 shares held by Mr. Singh as trustee of The Linda S.R. Singh Family Trust, 499,740 shares held by Mr. Singh’s spouse as trustee of The Jesse Singh 2016 Irrevocable
Trust, 103,400 shares held by Mr. Singh as grantor-trustee of The Jesse Singh 2024 Trust, and 242,349 shares held by Mr. Singh and his spouse as co-trustees of The Jesse G. Singh Revocable Trust.
4Mr. Sindel joined the Board on June 1, 2026 and as such as not received any shares pursuant to the non-executive director compensation program.  For more information, see "Compensation Discussion and Analysis—Non-Executive Director Compensation” and “Proposal 5: Issue
of Securities under the James Hardie 2020 Non-Executive Director Equity Plan to Rob Sindel”.
5Includes 269,221 shares subject to options exercisable within 60 days of June 1, 2026.
6Includes 7,700 shares subject to options exercisable within 60 days of June 1, 2026.
7Includes 448,946  shares subject to options exercisable within 60 days of June 1, 2026.
8Reflects beneficial ownership only of directors and NEOs that were on the Board or employed by the Company, as applicable, as of June 1,
2026. Includes 4,416,795  shares subject to options exercisable within 60 days of June 1, 2026.
10 Represents shares beneficially owned as of April 30, 2026, based on a Form TR-1 lodged with the ASX on May 1, 2026, by the Company following notice by Wellington Management Group LLP. In such filing, Wellington Management Group LLP lists its address as 280 Congress
St., Boston, MA 02210.
11 Represents shares beneficially owned as of April 27, 2026, based on a Form TR-1 lodged with the ASX on April 30, 2026, by FMR LLC. FMR
LLC lists its address separately in a Schedule 13G filed with the SEC on May 6, 2026 as 245 Summer Street, Boston, Massachusetts 02210.
12 Represents shares beneficially owned as of March 31, 2026, based on a Schedule 13G filed with the SEC on May 14, 2026, by Massachusetts
Financial Services Company. Massachusetts Financial Services Company lists its address as 111 Huntington Avenue, Boston, Massachusetts
02199.
13  Represents shares beneficially owned as of March 31, 2026, based on a Schedule 13G filed with the SEC on April 18, 2026, by The Vanguard
Group. The Vanguard Group lists its address as 100 Vanguard Blvd., Malvern, PA 19355.
Equity Compensation Plan Information
The following table sets forth information concerning our equity compensation plans as of March 31, 2026:

Plan Category[1]	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)[2]	Weighted- average exercise price of outstanding options, warrants and rights (b)($)[3]	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)[4]
Equity compensation plans approved by shareholders	5,508,522	33.05	20,894,622
Equity compensation plans not approved by shareholders	6,003,356	12.81	—
Total	11,511,878		20,894,622
1Equity compensation plans approved by shareholders reflects our 2001 LTIP, 2006 LTIP and 2020 NED Equity Plan. Equity compensation plans not approved by shareholders reflects the AZEK Plan, as that plan was assumed by the Company in connection with the AZEK acquisition. Other than awards granted under the AZEK Plan and assumed by the Company in connection with the AZEK acquisition, no additional awards will be granted under the AZEK Plan. For more information, see “Compensation Discussion and Analysis—Stock-Based
Compensation Arrangements.”
2Includes 5,967,119 shares issuable upon the exercise of outstanding options and 5,544,762 shares issuable upon the vesting and settlement of outstanding PRSUs and RSUs as of March 31, 2026, assuming, in the case of PRSUs, attainment of maximum performance.
3Does not include outstanding awards which do not have an exercise price. The only options outstanding under equity plans approved by shareholders are options held by Mr. Erter, which have an exercise price of $33.05 Australian dollars.
4Our shareholders approved a three-year cap with respect to issuances under the 2001 LTIP and the 2006 LTIP in 2024 and a three-year cap with respect to issuances under the 2020 NED Equity Plan in 2025.

James Hardie 2026 Proxy Statement	114

Related Person Transactions
We describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we have been or will be a participant in which:
•the amounts involved exceeded or will exceed $120,000;
•any of our directors, nominees for director, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.
Limitations of Liability; Indemnification of Officers and Directors
The Company’s Articles provide for indemnification of any person who is (or who was) a director, the Company Secretary, or an employee or any other person deemed by the Board to be an agent of the Company, who suffers any loss as a result of any action in discharge of their duties, in the absence of a willful act or default and subject to the provisions of the Irish Companies
Acts and applicable NYSE Listing Standards.
The Company and certain of its subsidiaries have provided Deeds of Access, Insurance and Indemnity to directors and executive officers who are directors or officers of the Company or its subsidiaries.

James Hardie 2026 Proxy Statement	115

Additional Information
2026 Annual Report, SEC Filings and Regulation FD
Our financial statements for our fiscal year ended March 31, 2026 are included in our 2026 Form 10-K, which we filed with the
SEC on May 19, 2026. This proxy statement and our 2026 Annual Report are posted on our website at ir.jameshardie.com.au and are available from the SEC at its website at https://www.sec.gov. You may also obtain a copy of our 2026 Annual Report without charge by sending a written request to James Hardie Industries plc, Attention: Company Secretary, 1st Floor, Block A,
One Park Place, Upper Hatch Street, Dublin 2, D02 FD79, Ireland. Also, we use our Investor Relations website at
ir.jameshardie.com.au as a means of disclosing material non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor this website, in addition to following our press releases, SEC filings,
ASX filings, public conference calls and webcasts. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and shall not be deemed filed under the Securities Act of
1933, as amended, or the Securities Act, or the Exchange Act.
Special Note Regarding Forward-Looking Statements
This proxy statement contains forward-looking statements. All statements other than statements of historical facts contained in this proxy statement, including statements regarding future operations are forward-looking statements. In some cases, forward looking statements may be identified by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,”
“could,” “would,” “expect,” “objective,” “plan,” “potential,” “seek,” “grow,” “target,” “if,” or the negative of these terms and similar expressions intended to identify forward-looking statements.  In particular, statements about potential new products and product innovation, statements with respect to our ability to meet future goals and targets, including our sustainability and governance targets, and our expectations, beliefs, plans, strategies, objectives, prospects, assumptions or future events or performance contained in the proxy statement are forward-looking statements. We have based these forward-looking statements primarily on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the section titled “Risk Factors” set forth in Part I, Item 1A of our 2026 Annual Report and in our other SEC filings. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this proxy statement may not occur and actual results may differ materially and adversely from those anticipated or implied in the forward-looking statements. You should read this proxy statement with the understanding that our actual future results, levels of activity, performance and events and circumstances may be materially different from what we expect. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the date of this proxy statement. While we believe that such information provides a reasonable basis for these statements, such information may be limited or incomplete. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely on these statements.
Delinquent Section 16(a) Reports
Under Section 16 of the Exchange Act, our directors, executive officers and any persons holding more than 10% of our Shares are required to report initial ownership of our Shares and any subsequent changes in ownership to the SEC. Specific due dates have been established by the SEC, and we are required to disclose in this proxy statement any failure to file required ownership reports by these dates. Based solely upon a review of forms filed with the SEC and the written representations of such persons, we are aware of no late Section 16(a) filings other than one late Form 3 report filed by the Company on behalf of David Hill.

James Hardie 2026 Proxy Statement	116

Other Matters
Our board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote the Shares represented by such proxy in accordance with their own judgment on such matters.
It is important that your Shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

James Hardie 2026 Proxy Statement	117

Annex A
Articles Amendment
109. Retirement
(a)The Directors ~~(other than the Chief Executive Officer)~~ shall be divided into three classes, as nearly equal in size as practicable, designated Class I, Class II and Class III. The initial division of the Directors (other than the Chief
Executive Officer) into classes shall be made by the decision of an affirmative vote of a majority of the Directors.
The Directors shall, by a majority vote, designate the class to which a Director serving as Chief Executive Officer is assigned.
110. Director Term
Notwithstanding any other provision of these Articles, no Director ~~(other than the Chief Executive Officer)~~ shall hold office (without re-election) past:
a.the third annual general meeting of the Company; or
b.3 years,
following the Director’s appointment (or last election), whichever is longer. In the case of a Director serving as Chief
Executive Officer, the period in Article 110(b) shall be calculated from the date of that Director’s first class designation by Directors under Article 109(a).
C123456789 James Hardie Industries plc Attn: Company Secretary 1st Floor, Block A, One Park Place, Upper Hatch Street, Dublin 2, D02 FD79, Ireland ENDORSEMENT_LINE SACKPACK Your vote matters – here’s how to vote! You may vote online instead of mailing this card. 000001 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Votes submitted electronically, by Internet or by mail must be received by August 19, 2026 at 5:00 am EST Vote by Internet Go to www.envisionreports.com/JHX or scan the QR code — login details are located in the shaded bar below. If no electronic voting, delete QR code and control # Vote by Mail Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return to James Hardie Industries plc, Attn: Company Secretary, 1st Floor, Block A, One Park Place, Upper Hatch Street, Dublin 2, D02 FD79, Ireland. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2026 Annual General Meeting Proxy Card 1234  5678  9012  345 q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proposals —  The Board of
Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR 1 YR on Proposal 2, and FOR Proposals 3-5 and 7-9. The Board makes no recommendation on Proposal 6. 1. Election / Re-election of Directors For For Abstain Against Abstain For Against 1(a)  Re-election of Nigel Stein 1(c) Election of Rob Sindel 1(b)  Re-election of Renee Peterson For 2.  Advisory Resolution on the Frequency of Future Advisory Votes to Approve the Compensation of our Named Executive Officers 7.  To receive and consider the financial statements and reports for fiscal year 2026 For Abstain Against 8(a)  Ratification of Appointment of External Auditor for Fiscal Year 2027 3.  Advisory Resolution Approving the Compensation of our Named Executive Officers (Say-on-Pay) 8(b)  Authority to Fix External Auditor Compensation for Fiscal Year 2027 4. CEO Equity Grant 5.  The Issue of Securities under the James Hardie 2020 Non-Executive Director Equity Plan 9.  Approval of Amendments to the Company’s Articles of Association to apply the Classified Board provisions consistently to all Directors Note: such other business as may properly come before the meeting or any adjournment thereof. 6. Increase to Non-Executive Director Fee Pool B Authorized Signatures
— This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title as such. Where the appointer is a body corporate this form must be signed under seal or signed by a duly authorised officer or attorney of the body corporate. Date (mm/dd/yyyy) — Please print date below. Signed 1 — Please keep signature within the box. Signed 2 — Please keep signature within the box. MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T 1UPX 691942 04AVQF
2026 Annual General Meeting Admission Ticket 2026 Annual General Meeting of James Hardie Industries plc Shareholders Thursday, August 20, 2026 at 10:00 pm Dublin time / 5:00 pm New York time / Friday, August 21, 2026 at 7:00 am Sydney time 1st Floor, Block A, One Park Place,Upper Hatch Street, Dublin 2, D02 FD79, Ireland Upon arrival, please present this admission ticket and photo identification at the registration desk. Important Notice Regarding the Internet Availability of Proxy Materials for the Annual General Meeting of James Hardie Industries plc Shareholders to be held on August 20, 2026. The material is available at: www.envisionreports.com/jhx The 2026 Annual General Meeting of James Hardie Industries plc will also be accessible electronically by way of teleconference by following the steps set out in the Notice of Annual General Meeting. Shareholders should note, however, it will not be possible to vote electronically at the AGM by using the teleconference facility. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/JHX IF VOTING BY MAIL, SIGN, DETACH
AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. James Hardie Industries plc Annual General Meeting of Shareholders Proxy Solicited by the Board of Directors for the Annual General Meeting — August 20, 2026 I/We the undersigned, being (an) ordinary shareholder(s) of James Hardie Industries plc HEREBY APPOINT the Chair of the Meeting with full power of substitution or (see Note 1 below) as my/our proxy at the Annual General Meeting of Shareholders of James Hardie Industries plc to vote for me/us and on my/our own behalf, to be held at 10:00 pm (Dublin time) on August 20, 2026 or at any postponement or adjournment thereof. I/we direct my/our proxy to attend, speak and vote on the proposals set out in the Notice of Meeting as instructed and in respect of other proposals that may arise at the Annual General Meeting as the proxy thinks fit.This proxy may be exercised in respect of all /  ordinary shares registered in my / our name(s). This proxy, when properly executed, will be voted in the manner directed herein. If no such directions are indicated the proxy will have the authority (subject to applicable laws) to vote in accordance with the Board of Directors’ recommendations (and, if the Board has not made a recommendation on a particular resolution, the proxy will have the authority to vote in favour of that resolution). In the case of registered joint holders (i) only one need sign, and (ii) the vote of the senior holder who tenders a vote, whether in person or by proxy or (in the case of a corporation) by authorized representative, will alone be counted. For this purpose seniority will be determined by the order in which the names appear in the register of members of James Hardie Industries plc in respect of the joint holding. 1.  If it is desired to appoint another person as proxy, the words “Chair of the Meeting” should be deleted and the name and address of the proxy, who need not be a shareholder of James Hardie Industries plc, inserted instead. Please note that proxies may be asked to present identification. (Items to be voted appear on reverse side) Non-Voting Items Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Annual General Meeting.
James Hardie Industries plc Attn: Company Secretary 1st Floor, Block A, One Park Place, Upper Hatch Street, Dublin 2, D02 FD79, Ireland Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2026 Annual General Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proposals —  The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR 1 YR on Proposal 2, and FOR Proposals 3-5 and 7-9. The Board makes no recommendation on Proposal 6. 1. Election / Re-election of Directors Against Abstain For Against Abstain For Against Abstain 1(a)  Re-election of Nigel Stein 1(c) Election of Rob Sindel 1(b)  Re-election of Renee Peterson Abstain 2.  Advisory Resolution on the Frequency of Future Advisory Votes to Approve the Compensation of our Named Executive Officers 7.  To receive and consider the financial statements and reports for fiscal year 2026 For Abstain 8(a)  Ratification of Appointment of External Auditor for Fiscal Year 2027 3.  Advisory Resolution Approving the
Compensation of our Named Executive Officers (Say-on-Pay) 8(b)  Authority to Fix External Auditor Compensation for Fiscal Year 2027 4. CEO Equity Grant 9.  Approval of Amendments to the Company’s Articles of Association to apply the Classified Board provisions consistently to all Directors 5.  The Issue of Securities under the James Hardie 2020 Non-Executive Director Equity Plan Note: such other business as may properly come before the meeting or any adjournment thereof. 6. Increase to Non-Executive Director Fee Pool Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title as such. Where the appointer is a body corporate this form must be signed under seal or signed by a duly authorised officer or attorney of the body corporate. Date (mm/dd/yyyy) — Please print date below. Signed 1 — Please keep signature within the box.  Signed 2 — Please keep signature within the box. 1UPX 691942 04AVTF
Important Notice Regarding the Internet Availability of Proxy Materials for the Annual General Meeting of James Hardie Industries plc Shareholders to be held on August 20, 2026. The material is available at: www.edocumentview.com/jhx The 2026 Annual General Meeting of James Hardie Industries plc will also be accessible electronically by way of teleconference by following the steps set out in the Notice of Annual General Meeting. Shareholders should note, however, it will not be possible to vote electronically at the AGM by using the teleconference facility. IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. James Hardie Industries plc Annual General Meeting of Shareholders Proxy Solicited by the Board of Directors for the Annual General Meeting — August 20, 2026 I/We the undersigned, being (an) ordinary shareholder(s) of James Hardie Industries plc HEREBY APPOINT the Chair of the Meeting with full power of substitution or (see Note 1 below) as my/our proxy at the Annual General Meeting of Shareholders of James Hardie Industries plc to vote for me/us and on my/our own behalf, to be held at 10:00 pm (Dublin time) on August 20, 2026 or at any postponement or adjournment thereof. I/we direct my/our proxy to attend, speak and vote on the proposals set out in the Notice of Meeting as instructed and in respect of other proposals that may arise at the Annual General Meeting as the proxy thinks fit. This proxy may be exercised in respect of all / ordinary shares registered in my / our name(s). This proxy, when properly executed, will be voted in the manner directed herein. If no such directions are indicated the proxy will have the authority (subject to applicable laws) to vote in accordance with the Board of Directors’ recommendations (and, if the Board has not made a recommendation on a particular resolution, the proxy will have the authority to vote in favour of that resolution). In the case of registered joint holders (i) only one need sign, and (ii) the vote of the senior holder who tenders a vote, whether in person or by proxy or (in the case of a corporation) by authorized representative, will alone be counted. For this purpose seniority will be determined by the order in which the names appear in the register of members of James Hardie Industries plc in respect of the joint holding. 1.  If it is desired to appoint another person as proxy, the words “Chair of the Meeting” should be deleted and the name and address of the proxy, who need not be a shareholder of James Hardie Industries plc, inserted instead. Please note that proxies may be asked to present identification. (Items to be voted appear on reverse side)
*S00000112Q01* JHX MR SAM SAMPLE FLAT 123 123 SAMPLE STREET THE SAMPLE HILL SAMPLE ESTATE SAMPLEVILLE VIC 3030 Lodge your Voting Instruction Form: Online: www.investorvote.com.au By Mail: Computershare Investor Services Pty Limited GPO Box 242 Melbourne Victoria 3001 Australia Alternatively you can fax your form to (within Australia) 1800 783 447 (outside Australia) +61 3 9473 2555 For all enquiries call: (within Australia) 1300 855 080 (outside Australia) +61 3 9415 4000 CHESS Depositary Interest (CDI) Voting Instruction Form - 2026 Annual General Meeting (AGM) For your voting instruction to be effective it must be received by 5:00pm (Sydney time) on Sunday, 16 August 2026 How to Vote By signing this Voting Instruction Form, you direct CHESS Depositary Nominees Pty Limited (CDN) to appoint the Chair of the meeting or a person designated by you as its Nominated Proxy to vote on your behalf in respect of the resolutions to be considered at the AGM to be held in Dublin on, Thursday, 20 August 2026 at 10:00pm (Dublin time) / 5:00pm (New York time) / Friday, 21 August 2026 at 7:00am (Sydney time) and at any adjournment of that meeting, as indicated on this form, and to vote or abstain in respect of any procedural resolution as the Nominated Proxy (as applicable) thinks fit. If you want to apportion your vote, you must clearly enter the portion to be voted in a particular manner in the box opposite the resolution in Step 2 overleaf. This may be done by specifying the number of shares underlying your CDI holding or the percentages of that holding. If you vote in excess of 100% of your holding for the resolution, your vote on the resolution will be invalid. If you mark more than one box for the resolution, except to show a portion in the manner discussed above, your vote on that resolution will be invalid. If you lodge the Voting Instruction Form prior to the AGM, and complete your voting directions on that form, your voting instructions may only be changed if you submit a further Voting Instruction Form before the closing date at 5:00pm (Sydney time) on Sunday, 16 August 2026. There will be no voting facilities via the teleconference at the meeting. Attending the Meeting Persons seeking to attend the AGM will be required to provide appropriate identification to receive an entry card. Appointing the Chair as Proxy (Option A) To instruct CDN to appoint the Chair of the meeting as its Nominated Proxy to vote the shares underlying your CDI: Step 1 - Place a cross in the box next to Option A. Step 2 - Place a mark or specify the number of shares or percentage of your holding to be voted in one of the boxes opposite the resolution. The shares underlying your CDIs will be voted in accordance with this direction. If you do not mark 'For', 'Against', or 'Abstain' in respect of resolutions 1(a), 1(b), 1(c), 3, 4, 5, 6, 7, 8(a), 8(b), and/or 9 or '1 YR', '2 YRS', '3 YRS', or 'Abstain' in respect of resolution 2, you acknowledge that the Chair of the meeting will vote as he or she decides. The Chair intends to vote undirected proxies in favour of each of resolutions 1 and 3-9 and '1 YR' for resolution 2. If you mark the Abstain box, you are directing the Chair (as CDN's Nominated Proxy) not to vote on the resolution(s) and your votes will not be counted in computing the required majority. Appointing a proxy of your choice 'Nominated Proxy' (Option B) To instruct CDN to appoint a Nominated Proxy of your choice (other than the Chair of the meeting) or failing your nominee s attendance at the AGM, the Company Secretary who may vote the shares underlying your CDI at James Hardie's AGM: Step 1 - Write the person you appoint in the box at the top of the form overleaf. Step 2 - Place a mark or specify the number of shares or percentage of your holding to be voted in one of the boxes opposite the resolution. * If the Nominated Proxy is a corporate and the written instruction will be submitted by a representative of the corporate, the appropriate 'Certificate of Appointment of Corporate Representative' form will need to be provided along with the written instructions. A Corporate Representative form may be obtained from Computershare or online at www.investorcentre.com under the help tab, 'Printable Forms'. You may instruct CDN to appoint yourself or your nominee as a Nominated Proxy, or failing your or your nominee's attendance at the AGM, the Company Secretary as its Proxy. If you instruct CDN to appoint a person nominated by you as Nominated Proxy but do not mark 'For', 'Against', or 'Abstain', the Nominated Proxy may vote as he or she determines at the AGM. If you mark the 'Abstain' box for a resolution, you are directing the Nominated Proxy not to vote on the resolution(s). If you appoint a Nominated Proxy and your Nominated Proxy does not attend the AGM, the Company Secretary will vote in accordance with the instructions on the Voting Instruction Form or, for undirected proxies, in accordance with the Nominated Proxy s written instructions* provided to the Company Secretary, care of Computershare facsimile to 1800 783 447 from inside Australia or +61 3 9473 2555 from outside Australia or by email to jhxmeetings@computershare.com.au. If the Nominated Proxy does not provide written instructions to the Company Secretary care of Computershare by the earlier of: (i) the time of commencement of voting on the resolutions at the AGM; and (ii) 8:00 a.m. Dublin time / 3:00 a.m. New York time / 5:00 p.m. Sydney time on August 16, 2026, then the Company Secretary intends to vote in favour of all of the resolutions. If you do not select either of Option A or Option B, and the Voting Instruction Form is validly signed, you will be deemed to have marked Option A. Signing Instructions for Postal Forms Individual: Where the CDI holding is in one name, the CDI holder must sign. Joint Holding: Where the CDI holding is in more than one name, all of the CDI holders must sign. Power of Attorney: If you have not already lodged the Power of Attorney with the registry, please attach a certified photocopy to this form when you return it. Companies: Where the company has a Sole Director who is also the Sole Company Secretary, this form must be signed by that person. If the company does not have a Company Secretary, a Sole Director can also sign alone. Otherwise this form must be signed by a Director jointly with either another Director or a Company Secretary. Please sign in the appropriate place to indicate the office held. Comments & Questions If you have any comments or questions for the company, please write them on the Question Form available at www.investorvote.com.au and return with this Voting Instruction Form. GO ONLINE TO VOTE, or turn over to complete the form.
Samples/000001/000001/i12 SRN/HIN: I9999999999 MR SAM SAMPLE Change of address. If incorrect, FLAT 123 mark this box and make the 123 SAMPLE STREET correction in the space to the left. THE SAMPLE HILL SAMPLE ESTATE SAMPLEVILLE VIC 3030 I ND Voting Instruction Form Please mark to indicate your directions CHESS Depositary Nominees Pty Limited (CDN) will vote as directed (please mark box A OR insert a name in the space provided at B below) I/We, being a CDI holder of the company, hereby instruct: B Please write the name of the person (other than the Chair) you would like to attend and vote at Option A Option the meeting in Dublin on your behalf. If you wish to attend, speak and vote at the AGM in Dublin, write your own name. CDN to appoint the Chair or CDN to appoint theof the meeting as its following Nominatedproxy Proxy as its proxy:  or failing attendance at the AGM of the person or body corporate so named, the Company Secretary to individually attend, speak and vote the shares underlying my/our holding of CDIs at the AGM of James Hardie Industries plc to be held in James Hardie s Corporate Headquarters, 1st
Floor, Block A, One Park Place, Upper Hatch Street, Dublin 2, D02 FD79, Ireland on, Thursday, 20 August 2026 at 10:00pm (Dublin time) / 5:00pm (New York time) / Friday, 21 August 2026 at 7:00am (Sydney time) and any adjournment of the meeting. If you complete neither of the options above, and the Voting Instruction Form has been validly signed, then you will be deemed to have marked Option A. The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR 1 YR on Proposal 2, and FOR Proposals 3-5 and 7-9. The Board makes no recommendation on Proposal 6. Items of Business This section must be signed in accordance with the instructions overleaf to enable your directions to be implemented. Individual or Securityholder Securityholder 2 Securityholder 3 Sole Director and Sole Company Secretary Director Director/Company Secretary Contact Contact Daytime Name Telephone Date / / JHX 325573A